SEMI-ANNUAL REPORT                             FIXED INCOME FUNDS
                                               ING GNMA Income Fund
September 30, 2002                             ING High Yield Bond Fund
                                               ING High Yield Opportunity Fund
CLASSES A, B, C, M AND T                       ING Intermediate Bond Fund
                                               ING National Tax-Exempt Bond Fund
                                               ING Strategic Bond Fund

                                               MONEY MARKET FUNDS
                                               ING Classic Money Market Fund
                                               ING Money Market Fund
                                               ING Lexington Money Market Trust

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                                                                     [LION LOGO]
                                                                      ING FUNDS
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                                TABLE OF CONTENTS
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          President's Letter ...................................     1
          Portfolio Managers' Reports ..........................     2
          Index Descriptions ...................................    17
          Statements of Assets and Liabilities .................    18
          Statements of Operations .............................    22
          Statements of Changes in Net Assets ..................    24
          Financial Highlights .................................    33
          Notes to Financial Statements ........................    50
          Portfolios of Investments ............................    69
          Shareholder Meeting Information ......................    93
          Trustee and Officer Information ......................    94

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the September 30, 2002 Semi-Annual Report for the ING Funds. There are six Fixed Income Funds and three Money Market Funds included in this Semi-Annual Report.

During the six months ended September 30, 2002, a weak economy and continued accounting scandals in the corporate sector took their toll on the equity markets. During that time period, the Dow Jones Industrial Average dropped 26.3% and the Standard & Poor's 500 Index fell 28.4%.

Similarly, the high yield market was plagued by liquidity fears and disappointing earnings as reflected in the 9.2% drop in the Lehman Brothers High Yield Bond Index for the six months ended September 30, 2002.

In contrast, declining interest rates allowed the Lehman Brothers Aggregate Bond Index to post a return of 8.5% and the Lehman Brothers Municipal Bond Index to post a return of 8.6% for the same period.

The past six months have reaffirmed the importance of certain fundamental investing principles, including maintaining a long-term perspective with a diversified portfolio of investments. The ING Funds family offers more than 100 open- and closed-end funds and variable products with a wide range of investment objectives and styles.

At ING Funds we are dedicated to providing core investments for the serious investors. Our goal is to understand and anticipate your needs and objectives, and manage our products accordingly. We greatly appreciate your continued investment in the ING Funds.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds Services, LLC
October 15, 2002

ING GNMA INCOME FUND                                  Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Denis P. Jamison CFA; Roseann G. McCarthy, Co-Portfolio Managers, ING Investments, LLC.

GOAL: The ING GNMA Income Fund (the "Fund") seeks to generate a high level of current income with an investment portfolio that stresses liquidity and safety of principal. The Fund only purchases securities whose interest and principal payments are guaranteed by the United States Government or its agencies. These securities include mortgage-backed securities issued by the Government National Mortgage Agency (Ginnie Mae), the Federal National Mortgage Association (Fannie
Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and U.S. Treasury bonds, notes, and bills. Normally, at least 80% of the Fund's assets are invested in GNMA mortgages.

MARKET OVERVIEW: Fixed income securities have enjoyed a strong rally over the last six months. U.S. Treasury bond yields currently are hitting forty-year lows. Investors, disillusioned by the nearly three-year old bear market in equities, are reallocating assets into high quality fixed income securities. This trend is being further encouraged by the lackluster economic recovery from the 2001 recession, low inflation, and accommodative monetary policy. Foreign investors are joining in the buying spree because overseas economies and equity markets are similarly lifeless. Since March 31st, government bond yields have fallen about 200 basis points, one of the largest and quickest declines in the last decade. Mortgage securities have not enjoyed as much price appreciation as other sectors of the bond market because prepayments have risen to all-time highs. We believe refinancing may remain at a high level for the remainder of the year.

PERFORMANCE: For the six-months ended September 30, 2002, the Fund's Class A shares, excluding sales charges, provided a total return of 9.32%. This compares with a 6.24% return for the Lehman Brothers Mortgage-Backed Securities Index and 6.06% for the Lipper GNMA Mutual Funds Index.

PORTFOLIO SPECIFICS: We maintained a duration significantly above that of the benchmark throughout much of the June and September quarters. This was accomplished through the purchase of long-term U.S. Treasury bonds rather than adding to our lower coupon mortgage securities. For example during August and early September, over 10% of the Fund's assets were invested in five and thirty year U.S. Treasury securities. The price performance of these securities and that of our call-protected multifamily mortgage securities enabled the Fund to outperform its benchmark. While maintaining our long effective maturity with these securities, new cash flow was used to purchase high coupon, low-loan balance GNMA single-family mortgage pass-through securities. Normally, such premium coupon mortgages are subject to significant prepayments but we believe the low absolute value of such mortgages and the smaller cost savings resulting from refinancing mitigates this risk. In mid-September, we significantly reduced the Fund's duration by eliminating the long government bond holdings and added U.S. Treasury Inflation Protected Securities (TIPs). These accounted for 9.5% of net assets on September 30th.

MARKET OUTLOOK: The bond market looks overvalued relative to inflation and economic growth prospects unless we tumble back into a severe recession. It also appears overextended based on the recent price move that was achieved without any meaningful corrections. Accordingly, we sharply reduced the portfolio's interest rate sensitivity during September. We think both the Federal Reserve and the government will take those steps necessary to avoid a dip back into recession. These actions could include lower short-term interest rates, increased liquidity in the form of greater money supply growth, fiscal stimulus by way of a greater budget deficit, and perhaps even a weakening of the U.S. dollar. While such steps may be beneficial for the U.S. economy, they would be negatives for the bond market. Accordingly, we have placed the Fund on a more defensive tack.

Portfolio Managers' Report ING GNMA INCOME FUND
--------------------------------------------------------------------------------

                                     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2002
                                 -----------------------------------------------------------------------------
                                                            SINCE INCEPTION  SINCE INCEPTION  SINCE INCEPTION
                                                               OF CLASS B       OF CLASS C    OF CLASS M AND T
                                 1 YEAR   5 YEAR   10 YEAR       10/6/00         10/13/00          2/26/01
                                 ------   ------   -------       -------         --------          -------
Including Sales Charge:
  Class A(1)                      3.16%    6.71%    6.73%            --              --                --
  Class B(2)                      2.45%      --       --           8.27%             --                --
  Class C(3)                      6.45%      --       --             --            9.90%               --
  Class M(4)                      4.28%      --       --             --              --              6.79%
  Class T(5)                      3.86%      --       --             --              --              7.23%
Excluding Sales Charge:
  Class A                         8.30%    7.74%    7.24%            --              --                --
  Class B                         7.45%      --       --          10.12%             --                --
  Class C                         7.45%      --       --             --            9.90%               --
  Class M                         7.82%      --       --             --              --              9.06%
  Class T                         7.86%      --       --             --              --              9.04%
Lehman Brothers Mortgage-Backed
  Securities Index                7.36%    7.56%    7.21%          9.83%(6)        9.83%(6)          8.43%(7)

Based on a $10,000 initial investment, the table above illustrates the total return of ING GNMA Income Fund against the Lehman Brothers Mortgage-Backed Securities Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table does not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.25%

(5) Reflects deduction of the Class T deferred sales charge of 4% and 3%, respectively, for the 1 year and since inception returns.

(6)  Since inception performance for index is shown from 10/1/00.

(7)  Since inception performance for index is shown from 3/1/01.

PRINCIPAL RISK FACTOR(S): The market value of the Fund's portfolio securities and the Fund's shares are neither insured or guaranteed by the U.S. Government. GNMA certificates in the Fund's portfolio are subject to early prepayment. Net Asset Value and Yield fluctuate. The value of the Fund's investment may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. Government securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile then debt securities with shorter durations.

                 See accompanying index descriptions on page 17.

ING HIGH YIELD BOND FUND                              Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Greg Jacobs, CFA; Kurt Kringelis, CFA, ING Investment Management, LLC.

GOAL: The ING High Yield Bond Fund (the "Fund") seeks to provide investors with high levels of current income and total return by investing at least 80% of its total assets in high yield bonds.

MARKET OVERVIEW: After a fairly strong first quarter, the high yield market has deteriorated significantly over the past two quarters. The Lehman Brothers High Yield Bond Index posted a -9.16% total return for the six months ended September 30, 2002. Factors leading to the market decline include a weakening economy, a declining stock market, accounting fraud (Adelphia and Worldcom) and operational improprieties (merchant energy companies and utilities).

The negative performance in high yield was concentrated in a few sectors:
Telecommunications (-36.1% total return), Cable (-32.7%), Technology (-24.2%) and Utilities (-16.0%). Many sectors exhibited strong performance during the second quarter including Metals, Capital Goods and Consumer Products. However, as the stock market deteriorated and the economy showed signs of sluggishness in the third quarter, market weakness spilled across most high yield sectors in the third quarter.

PERFORMANCE: For the six-month period ended September 30, 2002, the Fund's class A shares, excluding sales charges, provided a total return of -6.19% compared to -9.16% for the Lehman Brothers High Yield Bond Index.

PORTFOLIO SPECIFICS: The Fund's outperformance during the past 6 months can be primarily attributed to two broad portfolio strategies:

     (1). Underweight position in the Wireline Telecommunications sector: We maintained our underweight position in Wireline Telecom as Worldcom, Qwest Corp. and Qwest Cap Funding entered the High Yield Index in June. Worldcom defaulted in the third quarter, while Qwest has deteriorated significantly over the quarter. As a result, the sector had a -49.5% return for the period.

     (2). Underweight position in Technology: We maintained our underweight position in Technology issuers throughout the period, as the fundamentals for the sector continue to deteriorate. The sector had a -24.2% return for the period, as large issuers such as Lucent and Nortel deteriorated significantly due to poor operating performance and liquidity concerns.

Performance was negatively impacted during the quarter by one significant factor:

     (1) Overweight position in Cable: Historically we have viewed the domestic cable sector as an attractive defensive play. We believed that the sector was supported by strong business models and ample underlying asset values. The entire sector has come under pressure due to management fraud at Adelphia. As a result of the events at Adelphia, including a bankruptcy filing, investors have lost confidence in the fundamentals of the sector, which caused the sector to post a -32.7% total return during the quarter. While we pared our risk significantly during the period to a neutral/underweight position, our overweight at the beginning of the decline had a negative impact on performance.

MARKET OUTLOOK: In the second quarter the market weakness was caused by a few select issuers in certain industry sectors, as most other sectors performed reasonably well. As the stock market deteriorated, the weakness in high yield expanded to the broader market, affecting almost all sectors and issuers.

We believe that the market may be volatile in coming months as it has been throughout the year due to the concentrated exposure of the index to several large and highly volatile sectors. While coupon returns are possible, we believe that the market is more likely to generate below coupon returns than above coupon returns given the continued weakness in recent fundamental economic data and growing uncertainty in the marketplace. Recent mutual fund flow data illustrates the uncertainty as the market received a $1.5 billion inflow, one of the largest ever, a few weeks ago and then experienced a $1.4 billion outflow, one of the largest ever, right at the end of the month. On a technical basis, we believe that the potentially large new issue calendar may also likely prevent any significant rally in the market.

We expect the volatile sectors such as Wireline Telecom, Cable and Utilities to continue to be under pressure, we see long-term value in the core high

Portfolio Managers' Report                              ING HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

yield market. Our focus remains on companies that have moderate leverage and good asset value, clear and sufficient accounting disclosures, and capital structures that are not overly complex. Consistent with previous months, we expect the high yield market to punish companies that are perceived to have excessively leveraged capital structures for their respective industries, overly complicated capital structures, or complicated or insufficient accounting disclosures.

From a fundamental standpoint, we continue to be constructive on the market long term. The credit quality in many sectors of the high yield universe is beginning to marginally improve. Default rates appear to have peaked, corporate leverage is declining, and issuers' management are showing fiscal restraint by reigning in capital expenditures and preserving liquidity. If these trends continue, the high yield market should gain fundamental strength. Correspondingly, the market could see a trend of gradual spread tightening over the next 1-2 years.

                                              AVERAGE ANNUAL TOTAL RETURNS
                                        FOR THE PERIODS ENDED SEPTEMBER 30, 2002
                                        ----------------------------------------
                                                            SINCE INCEPTION
                                             1 YEAR             12/15/98
                                             ------             --------
Including Sales Charge:
  Class A (1)                                -2.60%               1.10%
  Class B (2)                                -3.02%               1.06%
  Class C (3)                                 0.76%               1.66%
Excluding Sales Charge:
  Class A                                     2.30%               2.41%
  Class B                                     1.72%               1.66%
  Class C                                     1.71%               1.66%
Lehman Brothers High Yield Bond Index        -2.30%              -1.65%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of ING High Yield Bond Fund against the Lehman Brothers High Yield Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table does not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 12/01/98.

PRINCIPAL RISK FACTOR(S): Investments in high yield bonds are high risk investments. Certain high yield/high risk bonds carry particular market, prepayment and credit risks and may experience greater volatility in market value than investment grade corporate bonds. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. The value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

                 See accompanying index descriptions on page 17.

ING HIGH YIELD OPPORTUNITY FUND                       Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Edwin Schriver; Russ Stiver, CFA; Andy Mitchell -- Co-Portfolio Managers, ING Investments, LLC.

GOAL: The ING High Yield Opportunity Fund (the "Fund") invests primarily in higher-yielding, lower-rated bonds to achieve high current income with potential for capital growth.

MARKET OVERVIEW: It has been a difficult six months for the high yield market. Economic weakness, several corporate scandals, weak equity markets and global political events over the past year have created an environment of fear among investors. These factors have been particularly prevalent in the utilities, cable, airline, technology and telecommunications sectors, which represent over 30% of the high yield market, and together returned -26% over the past six months. Outside of these industries, bonds of companies with more aggressive capital structures, difficult operating environments or business plans predicated on access to additional funding have underperformed by a wide margin.

PERFORMANCE: For the six months ended September 30, 2002, the Fund's Class A shares, excluding sales charges, provided a total return of -8.68% compared to -9.72% for the Merrill Lynch High Yield Master II Index and -5.04% for the Credit Suisse First Boston High Yield Bond Index.

PORTFOLIO SPECIFICS: The Fund benefited greatly from meaningfully underweight positions in the airline, telecommunications and utility sectors, partially offset by the negative impact of modest overweightings in the cable and technology sectors. Favorable credit selection within the basic industries, food, aerospace and broadcasting sectors were offset by unfavorable selections in the building materials, telecom, services and capital goods sectors. Unfavorable credit selection was driven by a general aversion in the market to lower-rated credits. According to the Merrill Lynch high yield indices, BB-rated bonds returned -9.38%, compared to -7.21% for B-rated bonds and -18.55% for the CCC-rated bonds. The poor performance of BB-rated bonds relative to B-rated bonds was partially related to very poor returns on some large and deteriorating companies such as Tyco, Qwest, Healthsouth, Georgia-Pacific, and Delta Airlines.

MARKET OUTLOOK: Economic data continue to point towards a slow recovery over the second half of the year. With no sign of inflation, the Fed may lower short-term rates further to support growth. The favorable monetary conditions should eventually translate into increased business investment, but with a continuing risk that consumers may reduce their spending activity if the recovery falters and jobless rates increase. Default rates appear to have peaked but may decline only slowly if the economic recovery remains muted. Financial markets also continue to suffer from the distractions of the war on terrorism and a potential war with Iraq. We continue to believe that high yield securities appear attractively priced relative to both the underlying risks and other asset classes.

We continue to look for attractively priced securities across the credit spectrum with the potential to benefit from a gradually improving economy.

Portfolio Managers' Report                       ING HIGH YIELD OPPORTUNITY FUND
--------------------------------------------------------------------------------

                             AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2002
                             ---------------------------------------------------------------------
                                          SINCE INCEPTION     SINCE INCEPTION   SINCE INCEPTION
                                        OF CLASS A, B AND C      OF CLASS M        OF CLASS T
                               1 YEAR         3/27/98              5/17/02           3/31/00
                               ------         -------              -------           -------
Including Sales Charge:
  Class A (1)                  -5.44%          -4.69%                  --                --
  Class B (2)                  -5.68%          -4.50%                  --                --
  Class C (3)                  -2.15%          -4.23%                  --                --
  Class M(4)                      --              --               -13.88%               --
  Class T (5)                  -4.55%             --                   --            -10.00%
Excluding Sales Charge:
  Class A                      -0.65%          -3.66%                  --                --
  Class B                      -1.24%          -4.23%                  --                --
  Class C                      -1.26%          -4.23%                  --                --
  Class M                         --              --               -11.04%               --
  Class T                      -1.01%             --                   --             -9.45%
Credit Suisse First Boston
  High Yield Bond Index         2.84%          -0.35%(6)            -6.20%(7)         -0.45%(8)

Based on a $10,000 initial investment, the table above illustrates the total return of ING High Yield Opportunity Fund against the Credit Suisse First Boston High Yield Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table does not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.25%.

(5) Reflects deduction of the Class T deferred sales charge of 4% and 3%, respectively, for the 1 year and since inception returns.

(6)  Since inception performance for index is shown from 04/01/98.

(7)  Since inception performance for index is shown from 06/01/02.

(8)  Since inception performance for index is shown from 04/01/00.

PRINCIPAL RISK FACTOR(S): Exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market price for those instruments. Up to 20% of total assets may be invested in foreign securities. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 17.

ING INTERMEDIATE BOND FUND                            Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: James Kauffmann, Vice President ING Investment Management, LLC.

GOAL: The ING Intermediate Bond Fund (the "Fund") seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity by investing at least 80% of its total assets in investment grade debt securities.

MARKET OVERVIEW: Plagued by liquidity fears, accounting concerns, potential and declared bankruptcies, downgrades and disappointing earnings, the credit market continued to disappoint for the six months ending September 30, 2002. Once again, U.S. treasuries were the most attractive asset class as credit underperformed like duration treasuries by 469 basis points. Within credit, investors punished the utility, and industrial and financial sectors, which posted -1,168 basis points, -599 basis points and -260 basis points of excess returns respectively.

What Worldcom, Qwest, Tyco and Adelphia did to spoil any second quarter rally, Telus, Williams, NRG, to name a few, continued in the third quarter making this the worst year for credit since 1989. Sprint and Williams came to the brink of bankruptcy only to be saved in the eleventh-hour as they were able to renegotiate their bank lines, but at very unfavorable rates. The airline industry has continued to struggle post September 11th with U.S. Air declaring bankruptcy and UAL suggesting they may follow the same path. Finally, companies in the chemical, aerospace/defense, wireless/wireline, utility, railroad, regional banks, and technology sectors all missed earnings estimates. Furthermore, many of these same companies reported business prospects for early 2003 that were not promising at this time.

With respect to the economy, economic news became much more muted and more apparent that the strong gross domestic product (GDP) growth first quarter would not be maintained. Although economic growth should remain positive, it could slow to 1% for the next six months and therefore, opens the possibility the Fed could ease rates before the end of the year. This does not change the managers' best case view that the economy will not experience a double dip recession. However, employment and the impact of job layoffs on the consumer must be watched very carefully, as consumer spending is a key driver of economic growth. There is also the uncertainty surrounding U.S. involvement in Iraq and ongoing terrorist threats, which will likely remain for some time to come and continue to unsettle the markets.

PERFORMANCE: For the six-month period ending September 30, 2002, the Fund's class A shares, excluding sales charges, provided a total return of 7.99%, compared to 8.45% for the Lehman Brothers Aggregate Bond Index.

PORTFOLIO SPECIFICS: With rates continuing to decline across the yield curve, the Fund's slightly long duration contributed positively to performance. Performance was further enhanced by good yield curve position. For the six-month period, the Fund was overweight to the intermediate part of the curve where rates declined the most. Having taken some profits, the managers may begin looking to tactically move from a bullet to a barbell position.

For the most part, the Fund's macro-sector allocations detracted from performance, in particular, its moderate overweight to credit for most of the period. Throughout the six-month period, mortgages looked attractive and the Fund's overweight to the asset class helped performance.

Security selection and avoiding the credit blow-ups by far was the most significant factors contributing to the Fund's outperformance on a gross basis for the period. The work of the credit analysts in identifying securities that were "guilty by association" and singling out credits such as Ford that the Fund should not own regardless of valuations' directly impacted performance.

MARKET OUTLOOK: Despite the rather bleak review of the markets, the positive performance indicates there are potential opportunities for the disciplined and astute manager to take advantage of the inefficiencies created during volatile times.

The managers believe credit may perform better although this may be a few weeks or months in the future. In the near-term, there will likely be volatility particularly with the new reality of a very weak economy, and lower expectations for improving corporate earnings and balance sheet de-leveraging. To this, the managers will maintain a neutral to slight overweight to credit and focus on more defensive credits and sectors. The Fund may continue its slight overweight to mortgages, which still appear attractive. Finally, in light of the Fed's move to an easing bias, the Fund may remain slightly long duration although should conditions warrant, the managers stand ready to move to a short duration.

Portfolio Manager's Report                            ING INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

                                             AVERAGE ANNUAL TOTAL RETURNS
                                        FOR THE PERIODS ENDED SEPTEMBER 30, 2002
                                        ----------------------------------------
                                                          SINCE INCEPTION
                                             1 YEAR           12/15/98
                                             ------           --------
Including Sales Charge:
  Class A (1)                                 4.83%             7.54%
  Class B (2)                                 4.33%             7.47%
  Class C (3)                                 8.32%             8.12%
Excluding Sales Charge:
  Class A                                    10.06%             8.93%
  Class B                                     9.26%             8.11%
  Class C                                     9.30%             8.12%
Lehman Brothers Aggregate Bond Index          8.60%             7.24%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Intermediate Bond Fund against the Lehman Brothers Aggregate Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table does not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 12/01/98.

PRINCIPAL RISK FACTOR(S): Exposure to financial, market, prepayment and interest rate risks. The value of an investment in the Fund is not guaranteed and will fluctuate. Higher yielding bonds are subject to greater volatility and credit risks. The Fund invests in securities guaranteed by the U.S. Government as to timely payment of interest and principal, but Fund shares are not insured or guaranteed. Bonds have fixed principal and return if held to maturity, but may fluctuate in the interim. The principal risks of investing in the Fund are those generally attributable to bond investing, including increases in interest rates. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

                 See accompanying index descriptions on page 17.

ING NATIONAL
TAX-EXEMPT BOND FUND                                  Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Robert Schonbrunn, Managing Director and Portfolio Manager; Christopher Capone, Managing Director and Portfolio Manager; Karen Cronk, Managing Director and Portfolio Manager, ING Furman Selz Capital Management, LLC.

GOAL: The ING National Tax-Exempt Bond Fund, (the "Fund") seeks to provide investors with a high level of current income that is exempt from federal income taxes, consistent with preservation of capital. Using a disciplined investment philosophy the Fund invests in a diversified portfolio of tax-exempt bonds. In selecting specific issues the following criteria are used under normal market conditions:

* Minimum rating of BBB by S&P or Baa by Moody's or if not rated have comparable quality.

* Diversified so that not more than 25% of the Fund's total assets will be invested in municipal securities: (1) whose issuers are located in the same state; and (2) whose interest payments are derived from revenues of similar projects.

* At least 80% of the Fund's total assets will be invested in securities whose interest is not a preference item for purposes of the Federal alternative minimum tax.

MARKET OVERVIEW: In the six months ending September 30, 2002 Municipal bond rates declined all along the yield curve with the greatest decline in yield occurring in the middle of the curve from 3 to 7 year maturities. The Municipal market performed very well in this period because it participated in the rate decline and was not subject to the credit problems that surfaced in the corporate bond market. Municipals along with treasuries were the beneficiaries of the flight to quality as investors sold equities and looked for safety. With treasury yields breaking 40 year lows, the decline in interest rates is likely to be near an end. Although it is hard to see many signs of economic strength at this time, the consumer, the housing market and the strength of the banking system will probably be able to lead us out of the economic doldrums. A stronger economic environment will lead to higher interest rates.

PERFORMANCE: For the six-month period ended September 30, 2002, the Fund's Class A shares, excluding sales charges, returned 8.44% compared to a return of 8.58% for the Lehman Brothers Municipal Bond Index and 8.45% for the Lehman Brothers Aggregate Bond Index.

PORTFOLIO SPECIFICS: The Fund is conservatively positioned in higher quality issues rated Aa1 by Moody's and AA+ by Standard and Poors. The Average coupon is 5.39%, which provides a high cash flow. The Fund's duration at 5.29 years is lower than the Lehman Brothers Municipal Bond Index at 7.83 years. There are imbedded calls in most of the issues held, and as interest rates declined the probability of call has increased thereby lowering the Fund's duration. The Fund has attempted to limit its exposure to short calls in order to reduce volatility. The Fund is structured with a heavy weighting in the middle of the yield curve, which has added to performance in the period. Swapping programs have been used to take advantage of periodic over and under valuation in different States caused by supply and demand conditions.

MARKET OUTLOOK: The economic strength seen in the early part of the year has faded and the current economy is sluggish and showing no ability to rebound. But based upon the remaining strength in consumer spending and housing, we believe that the Gross Domestic Product will continue to show positive growth. Municipal bond rates declined in step with treasury rates until recently when treasuries received huge inflows as "a flight to quality". This increased the relative attractiveness of Municipals, which has led to a surge in demand for Municipals. With interest rates at 40 year low, we are using a defensive strategy with high coupon bonds selling at premiums, heavy weighting in the middle of the yield curve and an emphasis on quality. We believe that this approach will likely produce good returns in the less favorable interest rate environment that we envision going forward.

                                                                    ING NATIONAL
Portfolio Managers' Report                                  TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

                                              AVERAGE ANNUAL TOTAL RETURNS
                                        FOR THE PERIODS ENDED SEPTEMBER 30, 2002
                                        ----------------------------------------
                                                            SINCE INCEPTION
                                             1 YEAR             11/8/99
                                             ------             -------
Including Sales Charge:
  Class A (1)                                 3.22%              6.03%
  Class B (2)                                 2.62%              6.08%
  Class C (3)                                 6.60%              7.01%
Excluding Sales Charge:
  Class A                                     8.41%              7.83%
  Class B                                     7.62%              6.99%
  Class C                                     7.60%              7.01%
Lehman Brothers Municipal Bond Index          8.93%              9.15%(4)
Lehman Brothers Aggregate Bond Index          8.60%              9.63%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of ING National Tax-Exempt Bond Fund against the Lehman Brothers Municipal Bond Index and the Lehman Brothers Aggregate Bond Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table does not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 11/01/99.

PRINCIPAL RISK FACTOR(S): Exposure to credit, market and interest rate risk. Fluctuations in the value of the Fund's shares can be expected in response to changes in interest rates. The Fund's investments in mortgage-related securities may entail prepayment risk. Investments in municipal obligations pose special risks. To the extent that the Fund's assets are invested in municipal obligations payable from revenue or similar projects, the Fund will be subject to the peculiar risks presented by such projects. Income received from the Fund may be subject to state and local taxes, as well as the federal alternative minimum tax.

                 See accompanying index descriptions on page 17.

ING STRATEGIC BOND FUND                               Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Robert K. Kinsey, Vice President; Edwin Schriver, Senior Vice President, ING Investments, LLC.

GOAL: The ING Strategic Bond Fund (formerly the ING Strategic Income Fund, the "Fund") seeks maximum total return by investing primarily in debt securities issued by U. S. and foreign entities, as well as U. S. and foreign governments and their agencies and instrumentalities, that are rated investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated. Up to 40% of the Fund's assets may be invested in high yield securities rated below investment grade.

MARKET OVERVIEW: Over the course of the last six months, the U. S. corporate bond market has been repeatedly shocked by issuer specific credit and/or liquidity concerns. Issuers that represent sizeable portions of the tradable corporate debt have plummeted into junk status with alarming speed. Fraudulent accounting, lax corporate governance, or just plain vanilla weak earnings have created an environment of extreme illiquidity for spread product. The yield on ten-year U. S. Treasuries has breached forty-year lows, and mortgage rates are hitting multi-year lows as well. Economic and political troubles in Brazil, Argentina, and Venezuela have handicapped returns on emerging market debt.

The high yield market suffered from the previously mentioned factors plus the added supply pressure caused by investment grade bonds entering the high yield market. Worldcom and other fallen angels have wreaked havoc on high yield returns over the past six months. The Merrill Lynch High Yield Master II Index returned - 9.72% over the period.

PERFORMANCE: For the six-month period ended September 30, 2002, the Fund's Class A shares, excluding sales charges, provided a total return of 4.06% compared to the Lehman Brothers Aggregate Bond Index, which returned 8.45% for the same period.

PORTFOLIO SPECIFICS: The investment grade component of the bond portfolio continues to post strong positive returns for the month, the quarter, and the year to date. Our tactically risk averse stance has allowed us to avoid serious damage from the many credit bombs that have plagued the domestic credit markets so far this year. Year to date the Lehman Credit Index has produced -421 basis points of cumulative excess returns. And during September the same index generated -82 basis points of return. Emerging markets have also posted negative returns year to date largely due to Brazil. Compared to our competitors, our hefty positions in treasuries, agencies, and mortgage backed securities accounts for a great deal of our performance. However, our finance and autos positions -- while comparable to the Lehman Brothers Aggregate Index -- were a drag on performance.

With respect to the high yield portion, the Fund benefited from underweight positions in the airline, telecommunications and utility sectors. Favorable credit selection within the aerospace/defense, energy, and technology sectors were partially offset by unfavorable selections in the publishing and utility sectors. According to the Merrill Lynch high yield indices, BB-rated bonds returned -9.38%, compared to -7.21% for B-rated bonds and -18.55% for the CCC-rated bonds. The poor performance of BB-rated bonds relative to B-rated bonds was partially related to very poor returns on some large and deteriorating companies such as Tyco, Worldcom, Healthsouth, Georgia-Pacific, and Delta Airlines.

MARKET OUTLOOK: While we see this as opportunity in the making, the precarious nature of the equity markets makes it very difficult to find a safe entry point in corporate bonds. Yet, the fourth quarter is historically a good time to add credit risk to investment grade bond portfolios, and we anticipate adding risk as the quarter unfolds. The uncertainty in Brazil, Argentina, and Venezuela argue for a cautious stance in Latin American markets. Signs of renewed economic weakness in the U. S. will likely prompt the Fed to ease before year-end. We believe that most of the rally in treasuries may be behind us; consequently, our duration is short versus the benchmark.

We believe that high yield securities are attractively priced relative to the underlying risks. Economic data continue to point towards a slow recovery over the second half of the year. The favorable monetary conditions should eventually translate into increased business investment but with a continuing risk that consumers may reduce their spending activity if the recovery falters and jobless rates increase. Default rates appear to have peaked but may decline only slowly if the economic recovery remains mute. Our high yield allocation is approximately 11%.

Portfolio Managers' Report                               ING STRATEGIC BOND FUND
--------------------------------------------------------------------------------

                                              AVERAGE ANNUAL TOTAL RETURNS
                                        FOR THE PERIODS ENDED SEPTEMBER 30, 2002
                                        ----------------------------------------
                                                             SINCE INCEPTION
                                             1 YEAR              7/27/98
                                             ------              -------
Including Sales Charge:
  Class A (1)                                -0.78%               1.84%
  Class B (2)                                -1.09%               2.29%
  Class C (3)                                 2.74%               2.68%
Excluding Sales Charge:
  Class A                                     4.17%               3.03%
  Class B                                     3.72%               2.67%
  Class C                                     3.70%               2.68%
Lehman Brothers Aggregate Bond Index          8.60%               7.66%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Strategic Bond Fund against the Lehman Brothers Aggregate Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table does not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 08/01/98.

PRINCIPAL RISK FACTOR(S): High yield bonds have exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments. The Fund's investments in mortgage-related securities may entail prepayment risk. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. International investing does pose special risks, including currency fluctuation and political risks not found in domestic investments.

                 See accompanying index descriptions on page 17.

ING CLASSIC MONEY MARKET FUND                         Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Jennifer J. Thompson, CFA, Vice President, ING Investment Management, LLC.

GOAL: The ING Classic Money Market Fund (the "Fund") seeks to provide investors with a high level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

MARKET OVERVIEW: The semi-annual period began and ended with very different market expectations regarding the U.S. economy. In March, market participants anticipated an end to the economy's recent woes and began factoring in increases in the Federal Open Markets Committee's (the "FOMC" or the "Fed") target rate ("Fed Funds"). However, throughout the second and third quarters, continued concerns surrounding corporate governance and accounting issues and geo-political risks roiled the financial markets. The equity markets performed abysmally during this period and we saw a related rally in the U.S. Treasury markets.

Fed Funds began and ended the period at 1.75%. However, the London Interbank Offered Rate ("LIBOR") yield curve, as represented by one-month LIBOR and 12-month LIBOR flattened throughout the period and inverted in September. The curve went from 112 basis points at March month-end to -9 basis points on September 30. In other words, by the end of the semi-annual period, the market began to factor in the probability of additional decreases in the Fed Funds target.

PORTFOLIO SPECIFICS: At the beginning of the semi-annual period, the Fund's average maturity was shortened in anticipation of a rise in rates. However, as prospects of a Fed tightening waned, the Fund's average maturity was extended. Then as rates declined throughout the period making purchases of longer-dated paper relatively unattractive, the Fund's average maturity was again allowed to shorten. By the end of the period the Fund's average maturity was 52 days versus 55 days for the iMoneyNet First Tier Retail Average.

Portfolio holdings of Floating Rate Notes increased during the period. The majority of Fund holdings mature in less than 60 days and this remained consistent throughout the period. In retrospect, the lack of longer-maturity paper detracted from performance.

MARKET OUTLOOK: Indicators are ambiguous about the current health of the economy and are likely to remain so, particularly as long as geopolitical risks are high. The LIBOR yield curve is inverted and market participants continue to price in some probability of a Fed ease by year-end. Against this backdrop, Fund investments will likely be made with expectations of a modest economic recovery and a view that the Fed Funds rate is currently accommodative. The Fund's average maturity will likely remain generally in-line with the benchmark.

PRINCIPAL RISK FACTOR(S): An investor in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

Portfolio Managers' Report                                 ING MONEY MARKET FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Denis P. Jamison, CFA; Roseann G. McCarthy, Co-Portfolio Managers, ING Investments, LLC.

GOAL: The ING Money Market Fund (the "Fund") seeks to provide a high level of current income while preserving capital and liquidity. The portfolio may achieve this objective by investing in short-term U.S. Government Securities and U.S. dollar denominated high quality money market instruments. Money market securities are considered high quality if rated A-1 or better by Standard & Poor's Ratings Group or P-1 by Moody's Investor Services, Inc. These securities are determined to present minimal credit risk.

MARKET OVERVIEW: Expectations for money market rates, particularly the overnight federal funds rate, have shifted course from the second quarter of 2002. Initially, with stronger than expected economic data being reported, market participants began to forecast an increase in the federal funds rate. The manufacturing sector of the economy appeared to be livening and the consumer continued to add momentum to a growing economy. By the Federal Open Markets Committee's ("FOMC") mid-March meeting, the committee shifted its bias from an accommodative monetary stance to neutral. Unfortunately, the encouraging economic picture that was taking shape during the first few months of the year fizzled quickly late in the second quarter of 2002. Gross Domestic Product growth slowed to 1.3% during the second quarter from a more robust level of 5.0% for the first quarter. The economy appeared to be dipping back into a recession. Investor anxieties concerning Federal Reserve monetary policy were quelled quickly. By the FOMC's mid-August meeting, the committee was back to an accommodative monetary policy noting that the risk of economic weakness outweighed that of inflation. The September FOMC meeting passed without a rate cut but there were some opposing votes by Federal Reserve governors. These dissents, coupled with a statement of continued caution, are evidence that the view at the Fed is gradually drifting toward a willingness to ease further.

We see plenty of signs that support a rate cut by the Fed. The consumer has become increasingly cautious. Reports of various accounting scandals and shady business affairs coupled with a precipitous decline in equity markets have shaken the confidence. Moreover, the threat of war with Iraq will likely continue to dampen consumer sentiment. Retail and auto spending have slowed since the summer. The labor market remains stubbornly weak and manufacturing employment continues to contract. There are few signs of a healthy economic recovery.

PORTFOLIO SPECIFICS: Commercial paper issuance continues to decline. The financial challenges facing many companies in the current uncertain economic environment have posed the possibility of credit downgrades for numerous borrowers. Therefore, we have kept the average maturity of the portfolio short relative to our competitors. At the end of the quarter, the average days to maturity was 24. We continue to emphasize government agency debt and U.S. treasury bills as investments, despite their lower yield. These securities accounted for 9% of the total portfolio with the remaining 91% invested in top rated commercial paper.

MARKET OUTLOOK: The economic environment will remain questionable for the foreseeable future. There is a strong likelihood that the Federal Reserve may begin to guide short-term rates lower by the end of the year. Given this backdrop, our goal is to increase the average maturity of the portfolio when the opportunity exists. However, we will remain mindful of the extra credit risk implicit in extending the maturity of the portfolio and will only do so with borrowers we deem to have impeccable credit credentials.

PRINCIPAL RISK FACTOR(S): An investor in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

ING LEXINGTON MONEY MARKET TRUST                      Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Denis P. Jamison, CFA; Roseann G. McCarthy, Co-Portfolio Managers, ING Investments, LLC.

GOAL: The ING Lexington Money Market Trust (the "Trust") seeks to provide high current income while preserving capital and liquidity. This objective is achieved by investing in short-term U.S. Government Securities and U.S. dollar denominated high quality money market instruments. The Trust primarily invests in the commercial paper of "First Tier" credits. First Tier obligations are those that are rated within the top two credit rating categories of all nationally recognized statistical rating organizations (NRSRO). These securities are determined to present minimal credit risk.

MARKET OVERVIEW: Expectations for money market rates, particularly the overnight federal funds rate, have shifted course from the second quarter of 2002. Initially, with stronger than expected economic data being reported, market participants began to forecast an increase in the federal funds rate. The manufacturing sector of the economy appeared to be livening and the consumer continued to add momentum to a growing economy. By the Federal Open Markets Committee's ("FOMC") mid-March meeting, the committee shifted its bias from an accommodative monetary stance to neutral. Unfortunately, the encouraging economic picture that was taking shape during the first few months of the year fizzled quickly late in the second quarter of 2002. Gross Domestic Product growth slowed to 1.3% during the second quarter from a more robust level of 5.0% for the first quarter. The economy appeared to be dipping back into a recession. Investor anxieties concerning Federal Reserve monetary policy were quelled quickly. By the FOMC's mid-August meeting, the committee was back to an accommodative monetary policy noting that the risk of economic weakness outweighed that of inflation. The September FOMC meeting passed without a rate cut but there were some opposing votes by Federal Reserve governors. These dissents, coupled with a statement of continued caution, are evidence that the view at the Fed is gradually drifting toward a willingness to ease further.

We see plenty of signs that support a rate cut by the Fed. The consumer has become increasingly cautious. Reports of various accounting scandals and shady business affairs coupled with a precipitous decline in equity markets have shaken the confidence. Moreover, the threat of war with Iraq will likely continue to dampen consumer sentiment. Retail and auto spending have slowed since the summer. The labor market remains stubbornly weak and manufacturing employment continues to contract. There are few signs of a healthy economic recovery.

PORTFOLIO SPECIFICS: Commercial paper issuance continues to decline. The financial challenges facing many companies in the current uncertain economic environment have posed the possibility of credit downgrades for numerous borrowers. Therefore, we have kept the average maturity of the Trust short relative to our competitors. At the end of the quarter, the average days to maturity were 27. We continue to emphasize government agency debt and U.S. Treasury bills as investments, despite their lower yield. These securities accounted for 23% of the total portfolio with the remaining 77% invested in top rated commercial paper.

MARKET OUTLOOK: The economic environment will remain questionable for the foreseeable future. There is a strong likelihood that the Federal Reserve may begin to guide short-term rates lower by the end of the year. Given this backdrop, our goal is to increase the average maturity of the portfolio when the opportunity exists. However, we will remain mindful of the extra credit risk implicit in extending the maturity of the portfolio and will only do so with borrowers we deem to have impeccable credit credentials.

PRINCIPAL RISK FACTOR(S): An investor in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages.

The LEHMAN BROTHERS MUNICIPAL BOND INDEX is a broad market performance benchmark for the tax-exempt bond market. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the Alternative Minimum tax.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

The LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity.

The CREDIT SUISSE FIRST BOSTON HIGH YIELD BOND INDEX is an index of high yield bonds rated BB or below.

The MERRILL LYNCH HIGH YIELD MASTER II INDEX is an unmanaged market value-weighted index of all domestic and Yankee high yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have credit rating lower than BBB-/Baa3 but are not in default.

The LEHMAN BROTHERS CREDIT INDEX is comprised of all public fixed-rate, non convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.

The LIPPER GNMA FUND INDEX is a subset of a universe that consists of 64 mutual funds with assets of $49.5 billion and have at least 65% of fund assets invested in Government National Mortgage Association securities.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

   STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                                    ING             ING              ING
                                                   ING           HIGH YIELD      HIGH YIELD      INTERMEDIATE
                                               GNMA INCOME          BOND         OPPORTUNITY         BOND
                                                  FUND              FUND            FUND             FUND
                                              -------------    -------------    -------------    -------------
ASSETS:
Investments in securities at value*           $ 773,619,629    $  40,600,746    $ 287,818,740    $ 162,020,818
Short-term investments at amortized cost         43,204,514          491,000       10,224,000       14,460,604
Cash                                                    611              991              922               --
Receivables:
  Investment securities sold                             --               --        1,368,993        1,550,075
  Fund shares sold                                7,359,463          615,853          641,315        6,360,492
  Dividends and interest                          4,260,230        1,095,358       10,878,630        1,395,197
  Other                                                  --               --               --            1,255
Prepaid expenses                                     61,214           12,110           46,335           13,403
Reimbursement due from manager                           --            3,460           96,393            6,888
                                              -------------    -------------    -------------    -------------
  Total assets                                  828,505,661       42,819,518      311,075,328      185,808,732
                                              -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment securities purchased         169,990           70,469               --       33,275,620
Payable for fund shares redeemed                  1,117,036          404,043        2,674,493        1,169,370
Income distribution payable                              --           75,770        1,907,806           90,798
Payable to affiliates                               670,333           41,979          399,665          124,286
Payable to custodian                                     --               --               --              680
Payable to transfer agent                           202,993           23,215          112,510           30,672
Other accrued expenses and liabilities              267,262           78,622          213,884           28,641
                                              -------------    -------------    -------------    -------------
  Total liabilities                               2,427,614          694,098        5,308,358       34,720,067
                                              -------------    -------------    -------------    -------------
NET ASSETS                                    $ 826,078,047    $  42,125,420    $ 305,766,970    $ 151,088,665
                                              =============    =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in Capital                               $ 784,150,576    $  52,133,767    $ 957,933,317    $ 145,809,422
Undistributed net investment income
 (accumulated net investment loss)                4,262,061               --       (3,826,624)          25,667
Accumulated net realized gain (loss) on
 investments and foreign currencies             (12,557,214)      (8,022,801)    (535,008,433)       1,626,395
Net unrealized appreciation (depreciation)
 of investments and foreign currencies           50,222,624       (1,985,546)    (113,331,290)       3,627,181
                                              -------------    -------------    -------------    -------------
NET ASSETS                                    $ 826,078,047    $  42,125,420    $ 305,766,970    $ 151,088,665
                                              =============    =============    =============    =============
* Cost of securities                          $ 723,397,005    $  42,586,292    $ 405,011,554    $ 158,393,637

                 See Acccompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                                         ING               ING             ING
                                                         ING          HIGH YIELD        HIGH YIELD     INTERMEDIATE
                                                     GNMA INCOME         BOND          OPPORTUNITY         BOND
                                                        FUND             FUND              FUND            FUND
                                                    -------------    -------------    -------------    -------------
CLASS A:
Net Assets                                          $ 620,768,310    $  33,554,549    $  74,361,717    $  77,415,958
Shares authorized                                     730,000,000        unlimited        unlimited        unlimited
Par value                                           $        0.01    $        0.00    $        0.00    $        0.00
Shares outstanding                                     68,261,629        4,250,395       11,481,837        7,377,768
Net asset value and redemption price per share      $        9.09    $        7.89    $        6.48    $       10.49
Maximum offering price per share (4.75%)(1)         $        9.54    $        8.28    $        6.80    $       11.01
CLASS B:
Net Assets                                          $ 120,908,263    $   6,890,588    $ 196,937,172    $  36,017,484
Shares authorized                                     100,000,000        unlimited        unlimited        unlimited
Par value                                           $        0.01    $        0.00    $        0.00    $        0.00
Shares outstanding                                     13,352,420          873,099       30,250,996        3,435,623
Net asset value and redemption price per share(2)   $        9.06    $        7.89    $        6.51    $       10.48
Maximum offering price per share                    $        9.06    $        7.89    $        6.51    $       10.48
CLASS C:
Net Assets                                          $  67,483,357    $   1,680,283    $  23,348,083    $  24,922,812
Shares authorized                                      50,000,000        unlimited        unlimited        unlimited
Par value                                           $        0.01    $        0.00    $        0.00    $        0.00
Shares outstanding                                      7,444,425          212,848        3,588,342        2,377,044
Net asset value and redemption price per share(2)   $        9.06    $        7.89    $        6.51    $       10.48
Maximum offering price per share                    $        9.06    $        7.89    $        6.51    $       10.48
CLASS I:
Net Assets                                          $   5,196,531              n/a              n/a    $  12,732,411
Shares authorized                                      50,000,000              n/a              n/a        unlimited
Par value                                           $        0.01              n/a              n/a    $        0.00
Shares outstanding                                        571,009              n/a              n/a        1,212,841
Net asset value and redemption price per share      $        9.10              n/a              n/a    $       10.50
Maximum offering price per share                    $        9.10              n/a              n/a    $       10.50
CLASS M:
Net Assets                                          $   1,049,484              n/a    $   3,710,550              n/a
Shares authorized                                      10,000,000              n/a        unlimited              n/a
Par value                                           $        0.01              n/a    $        0.00              n/a
Shares outstanding                                        115,326              n/a          573,419              n/a
Net asset value and redemption price per share      $        9.10              n/a    $        6.47              n/a
Maximum offering price per share (3.25%)(3)         $        9.41              n/a    $        6.69              n/a
CLASS Q:
Net Assets                                          $     212,143              n/a    $   1,239,114              n/a
Shares authorized                                      50,000,000              n/a        unlimited              n/a
Par value                                           $        0.01              n/a    $        0.00              n/a
Shares outstanding                                         23,308              n/a          190,462              n/a
Net asset value and redemption price per share      $        9.10              n/a    $        6.51              n/a
Maximum offering price per share                    $        9.10              n/a    $        6.51              n/a
CLASS T:
Net Assets                                          $  10,459,959              n/a    $   6,170,334              n/a
Shares authorized                                      10,000,000              n/a        unlimited              n/a
Par value                                           $        0.01              n/a    $        0.00              n/a
Shares outstanding                                      1,150,155              n/a          950,749              n/a
Net asset value and redemption price per share(2)   $        9.09              n/a    $        6.49              n/a
Maximum offering price per share                    $        9.09              n/a    $        6.49              n/a

----------
(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Acccompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                   ING             ING              ING                              ING
                                                 NATIONAL       STRATEGIC         CLASSIC            ING          LEXINGTON
                                             TAX-EXEMPT BOND       BOND        MONEY MARKET     MONEY MARKET     MONEY MARKET
                                                   FUND            FUND            FUND             FUND            TRUST
                                              -------------   -------------    -------------    -------------    -------------
ASSETS:
Investments in securities at value*           $  26,450,105   $  44,332,217    $          --    $          --    $          --
Short-term investments at amortized cost          1,567,000       6,701,410      498,651,768       71,295,731       51,991,149
Cash                                                     84             666              851              802               66
Foreign currencies at value**                            --              12               --               --               --
Receivables:
  Investment securities sold                             --       1,930,738               --               --               --
  Fund shares sold                                    5,906          24,701          161,210          465,417           42,390
  Dividends and interest                            344,775         459,780        1,241,208               --                4
  Other                                                  --              --               --           67,621               --
Prepaid expenses                                      8,789          20,444            3,093           17,724           10,481
Reimbursement due from manager                        3,074          19,213           37,901            1,585               --
                                              -------------   -------------    -------------    -------------    -------------
  Total assets                                   28,379,733      53,489,181      500,096,031       71,848,880       52,044,090
                                              -------------   -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment securities purchased              --       5,403,935               --               --               --
Payable for fund shares redeemed                      1,651          22,988       17,167,434        1,488,745           44,463
Payable to affiliates                                21,212          44,378          247,105           69,077           25,639
Payable to transfer agent                             7,807          19,677           68,663           18,194           67,930
Other accrued expenses and liabilities               43,906         121,727           90,775            8,325          166,912
                                              -------------   -------------    -------------    -------------    -------------
  Total liabilities                                  74,576       5,612,705       17,573,977        1,584,341          304,944
                                              -------------   -------------    -------------    -------------    -------------
NET ASSETS                                    $  28,305,157   $  47,876,476    $ 482,522,054    $  70,264,539    $  51,739,146
                                              =============   =============    =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in Capital                               $  25,928,790   $  59,715,337    $ 482,557,365    $  70,187,771    $  51,739,358
Undistributed net investment income
 (accumulated net investment loss)                       --        (124,003)              --           78,256               --
Accumulated net realized gain (loss) on
 investments and foreign currencies                 309,631     (12,188,654)         (35,311)          (1,488)            (212)
Net unrealized appreciation of investments
 and foreign currencies                           2,066,736         473,796               --               --               --
                                              -------------   -------------    -------------    -------------    -------------
NET ASSETS                                    $  28,305,157   $  47,876,476    $ 482,522,054    $  70,264,539    $  51,739,146
                                              =============   =============    =============    =============    =============
* Cost of securities                          $  24,383,369   $  43,858,422    $          --    $          --    $          --
** Cost of foreign currencies                 $          --   $          11    $          --    $          --    $          --

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                               ING              ING               ING                              ING
                                            NATIONAL         STRATEGIC          CLASSIC           ING           LEXINGTON
                                         TAX-EXEMPT BOND       BOND          MONEY MARKET     MONEY MARKET     MONEY MARKET
                                              FUND             FUND              FUND             FUND            TRUST
                                           ------------     ------------     ------------     ------------     ------------
CLASS A:
Net Assets                                 $ 25,424,556     $ 30,868,199     $480,624,187     $ 23,464,538     $ 51,739,146
Shares authorized                             unlimited        unlimited        unlimited        unlimited        unlimited
Par value                                  $      0.001     $       0.00     $      0.001     $       0.00     $       0.01
Shares outstanding                            2,316,115        2,804,766      480,679,632       23,470,942       51,739,358
Net asset value and redemption price per
 share                                     $      10.98     $      11.01     $       1.00     $       1.00     $       1.00
Maximum offering price per share           $      11.53(1)  $      11.56(1)  $       1.00     $       1.00     $       1.00
CLASS B:
Net Assets                                 $  2,441,299     $ 12,615,316     $  1,406,478     $ 36,023,263              n/a
Shares authorized                             unlimited        unlimited        unlimited        unlimited              n/a
Par value                                  $      0.001     $       0.00     $      0.001     $       0.00              n/a
Shares outstanding                              222,592        1,175,822        1,406,950       36,026,165              n/a
Net asset value and redemption price per
 share(2)                                  $      10.97     $      10.73     $       1.00     $       1.00              n/a
Maximum offering price per share           $      10.97     $      10.73     $       1.00     $       1.00              n/a
CLASS C:
Net Assets                                 $    439,302     $  4,304,401     $    491,389     $ 10,776,738              n/a
Shares authorized                             unlimited        unlimited        unlimited        unlimited              n/a
Par value                                  $      0.001     $       0.00     $      0.001     $       0.00              n/a
Shares outstanding                               40,017          382,002          491,251       10,779,759              n/a
Net asset value and redemption price per
 share(2)                                  $      10.98     $      11.27     $       1.00     $       1.00              n/a
Maximum offering price per share           $      10.98     $      11.27     $       1.00     $       1.00              n/a
CLASS Q:
Net Assets                                          n/a     $     88,560              n/a              n/a              n/a
Shares authorized                                   n/a        unlimited              n/a              n/a              n/a
Par value                                           n/a     $       0.00              n/a              n/a              n/a
Shares outstanding                                  n/a            8,525              n/a              n/a              n/a
Net asset value and redemption price per
 share                                              n/a     $      10.39              n/a              n/a              n/a
Maximum offering price per share                    n/a     $      10.39              n/a              n/a              n/a

----------
(1) Maximum offering price (4.75%) is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Acccompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                                    ING             ING              ING
                                                   ING           HIGH YIELD      HIGH YIELD      INTERMEDIATE
                                               GNMA INCOME          BOND         OPPORTUNITY         BOND
                                                   FUND             FUND            FUND             FUND
                                              -------------    -------------    -------------    -------------
INVESTMENT INCOME:
Dividends                                     $          --    $       7,065    $          --    $         652
Interest                                         23,199,855        2,008,343       20,273,872        2,487,114
                                              -------------    -------------    -------------    -------------
  Total Investment Income                        23,199,855        2,015,408       20,273,872        2,487,766
                                              -------------    -------------    -------------    -------------
EXPENSES:
Investment management fees                        1,833,328          146,957          952,858          246,361
Distribution fees:
  Class A                                           722,527           64,177          135,852           96,150
  Class B                                           476,450           34,077        1,003,758           99,816
  Class C                                           245,469            8,649          131,143           63,787
  Class M                                             2,728               --           11,385               --
  Class Q                                               288               --            1,902               --
  Class T                                            34,673               --           27,468               --
Transfer agent fees:
  Class A                                           454,964           30,868           95,828           47,497
  Class B                                            75,620            5,744          248,155           17,540
  Class C                                            39,101            1,459           33,369           11,222
  Class I                                               967               --               --            1,109
  Class M                                               586               --            3,155               --
  Class Q                                                74               --              517               --
  Class T                                             8,347               --           11,061               --
Administrative and service fees                     368,471           22,609          158,942           49,272
Shareholder reporting expense                       176,769            4,412           97,344            5,985
Registration and filing fees                        109,124           20,724           43,735           19,642
Professional fees                                   114,183           12,513           63,014           12,530
Custody and accounting fees                         117,189           14,383           51,062           14,544
Directors' fees                                      29,518              557            6,183              882
Insurance expense                                    10,837               24            1,921               39
Miscellaneous expense                                 8,295            1,078           74,198            5,635
Merger fees                                              --               --           35,364               --
                                              -------------    -------------    -------------    -------------
  Total expenses                                  4,829,508          368,231        3,188,214          692,011
                                              -------------    -------------    -------------    -------------
Less:
  Waived and reimbursed fees                             --           41,974          596,172           27,471
                                              -------------    -------------    -------------    -------------
  Net expenses                                    4,829,508          326,257        2,592,042          664,540
                                              -------------    -------------    -------------    -------------
Net investment income                            18,370,347        1,689,151       17,681,830        1,823,226
                                              -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments           5,348,774       (2,168,939)     (45,628,813)       1,984,632
Net realized loss on foreign currencies                  --               --             (555)              --
Net change in unrealized appreciation
 (depreciation) of investments                   41,087,095       (2,434,738)      (7,978,997)       3,920,876
                                              -------------    -------------    -------------    -------------
  Net realized and unrealized gain (loss)
   on investments and foreign currencies         46,435,869       (4,603,677)     (53,608,365)       5,905,508
                                              -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                              $  64,806,216    $  (2,914,526)   $ (35,926,535)   $   7,728,734
                                              =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                 ING              ING              ING                              ING
                                               NATIONAL        STRATEGIC         CLASSIC            ING          LEXINGTON
                                           TAX-EXEMPT BOND        BOND        MONEY MARKET     MONEY MARKET     MONEY MARKET
                                                 FUND             FUND            FUND             FUND            TRUST
                                            -------------    -------------    -------------    -------------    -------------
INVESTMENT INCOME:
Dividends                                   $          --    $     151,164    $          --    $          --    $          --
Interest                                          646,613        1,420,946        5,021,336          672,742          486,676
                                            -------------    -------------    -------------    -------------    -------------
  Total investment income                         646,613        1,572,110        5,021,336          672,742          486,676
                                            -------------    -------------    -------------    -------------    -------------
EXPENSES:
Investment management fees                         65,336          116,851          621,052          129,776          135,139
Distribution fees:
  Class A                                          41,855           61,021        1,854,145           36,123               --
  Class B                                           9,553           45,745            9,324          166,318               --
  Class C                                           1,532           17,875            2,710           59,977               --
  Class Q                                              --              124               --               --               --
Transfer agent fees:
  Class A                                          18,401           39,057          219,279           26,009           62,446
  Class B                                           1,498           13,685              830           29,937               --
  Class C                                             235            5,326              238           10,796               --
  Class Q                                              --               26               --               --               --
Administrative and service fees                    13,067           26,027              352           37,128           27,028
Shareholder reporting expense                       3,127           13,439           73,246           15,007            5,264
Registration and filing fees                       11,440           27,253          129,462           18,488           12,440
Professional fees                                   7,378           11,390          117,943            7,800           14,832
Custody and accounting fees                         9,122           24,184           76,818           22,560            7,234
Directors' fees                                       277            3,055            7,467            1,253            1,485
Insurance expense                                      13               27              248              937               27
Miscellaneous expense                                 228            2,456            5,088              538              951
                                            -------------    -------------    -------------    -------------    -------------
  Total expenses                                  183,062          407,541        3,118,202          562,647          266,846
                                            -------------    -------------    -------------    -------------    -------------
Less:
  Waived and reimbursed fees                       25,273          126,943        1,196,321            4,245               --
                                            -------------    -------------    -------------    -------------    -------------
  Net expenses                                    157,789          280,598        1,921,881          558,402          266,846
                                            -------------    -------------    -------------    -------------    -------------
Net investment income                             488,824        1,291,512        3,099,455          114,340          219,830
                                            -------------    -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments           243,938       (1,768,390)              --            4,550             (212)
Net realized gain on foreign currencies                --            6,186               --               --               --
Net change in unrealized appreciation of
 investments                                    1,372,924        2,452,564               --               --               --
                                            -------------    -------------    -------------    -------------    -------------
  Net realized and unrealized gain (loss)
   on investments and foreign currencies        1,616,862          690,360               --            4,550             (212)
                                            -------------    -------------    -------------    -------------    -------------
INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                 $   2,105,686    $   1,981,872    $   3,099,455    $     118,890    $     219,618
                                            =============    =============    =============    =============    =============

                 See Acccompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                            ING GNMA INCOME FUND
                                                                       ------------------------------
                                                                        SIX MONTHS          YEAR
                                                                           ENDED            ENDED
                                                                       SEPTEMBER 30,      MARCH 31,
                                                                           2002             2002
                                                                       -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                  $  18,370,347    $  30,922,680
Net realized gain (loss) on investments                                    5,348,774         (913,597)
Net change in unrealized appreciation (depreciation) of investments       41,087,095       (6,963,619)
                                                                       -------------    -------------
Net increase in net assets resulting from operations                      64,806,216       23,045,464
                                                                       -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                                (14,467,975)     (26,463,542)
  Class B                                                                 (2,027,069)      (2,926,862)
  Class C                                                                 (1,021,920)      (1,103,400)
  Class I                                                                    (72,573)         (10,679)
  Class M                                                                    (16,187)         (16,405)
  Class Q                                                                     (5,834)         (34,787)
  Class T                                                                   (253,479)        (745,081)
                                                                       -------------    -------------
Total distributions                                                      (17,865,037)     (31,300,756)
                                                                       -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         475,663,856      643,474,750
Shares resulting from dividend reinvestments                              14,492,143       25,992,838
                                                                       -------------    -------------
                                                                         490,155,999      669,467,588
Cost of shares redeemed                                                 (377,005,633)    (524,205,659)
                                                                       -------------    -------------
Net increase in net assets resulting from capital share transactions     113,150,366      145,261,929
                                                                       -------------    -------------
Net increase in net assets                                               160,091,545      137,006,637
                                                                       -------------    -------------
Net assets, beginning of period                                          665,986,502      528,979,865
                                                                       -------------    -------------
Net assets, end of period                                              $ 826,078,047    $ 665,986,502
                                                                       =============    =============
Undistributed net investment income                                    $   4,262,061    $   3,756,751
                                                                       =============    =============

                 See Acccompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                                     ING HIGH YIELD BOND FUND
                                                                                  ------------------------------
                                                                                   SIX MONTHS          YEAR
                                                                                      ENDED            ENDED
                                                                                  SEPTEMBER 30,      MARCH 31,
                                                                                      2002             2002
                                                                                  -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                             $   1,689,151    $   3,441,953
Net realized loss on investments                                                     (2,168,939)      (4,081,069)
Net change in unrealized appreciation (depreciation) of investments                  (2,434,738)       1,415,683
                                                                                  -------------    -------------
Net increase (decrease) in net assets resulting from operations                      (2,914,526)         776,567
                                                                                  -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                                            (1,395,417)      (2,880,814)
  Class B                                                                              (234,248)        (454,223)
  Class C                                                                               (59,486)        (106,763)
                                                                                  -------------    -------------
Total distributions                                                                  (1,689,151)      (3,441,800)
                                                                                  -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                      8,768,776       29,150,654
Shares resulting from dividend reinvestments                                          1,233,118        2,981,847
                                                                                  -------------    -------------
                                                                                     10,001,894       32,132,501
Cost of shares redeemed                                                             (10,103,347)     (22,435,265)
                                                                                  -------------    -------------
Net increase (decrease) in net assets resulting from capital share transactions        (101,453)       9,697,236
                                                                                  -------------    -------------
Net increase (decrease) in net assets                                                (4,705,130)       7,032,003
                                                                                  -------------    -------------
Net assets, beginning of period                                                      46,830,550       39,798,547
                                                                                  -------------    -------------
Net assets, end of period                                                         $  42,125,420    $  46,830,550
                                                                                  =============    =============
Undistributed net investment income                                               $          --    $          --
                                                                                  =============    =============

                 See Acccompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                                  ING HIGH YIELD OPPORTUNITY FUND
                                                                                  -------------------------------
                                                                                   SIX MONTHS           YEAR
                                                                                      ENDED             ENDED
                                                                                  SEPTEMBER 30,       MARCH 31,
                                                                                      2002               2002
                                                                                  -------------     -------------
DECREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                             $  17,681,830     $  26,650,475
Net realized loss on investments and foreign currencies                             (45,629,368)     (128,472,048)
Net change in unrealized appreciation (depreciation) of investments and
 foreign currencies                                                                  (7,978,997)       93,239,666
                                                                                  -------------     -------------
Net decrease in net assets resulting from operations                                (35,926,535)       (8,581,907)
                                                                                  -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                                            (4,346,320)       (6,458,146)
  Class B                                                                           (10,554,188)      (18,561,481)
  Class C                                                                            (1,366,913)       (3,281,268)
  Class M                                                                              (168,518)               --
  Class Q                                                                               (86,749)         (354,145)
  Class T                                                                              (454,238)       (1,699,167)
                                                                                  -------------     -------------
Total distributions                                                                 (16,976,926)      (30,354,207)
                                                                                  -------------     -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                     52,305,678        84,360,403
Net proceeds from shares issued in merger                                           165,224,943                --
Shares resulting from dividend reinvestments                                          5,916,549        10,800,384
                                                                                  -------------     -------------
                                                                                    223,447,170        95,160,787
Cost of shares redeemed                                                             (98,303,255)     (114,117,367)
                                                                                  -------------     -------------
Net increase (decrease) in net assets resulting from capital share transactions     125,143,915       (18,956,580)
                                                                                  -------------     -------------
Net increase (decrease) in net assets                                                72,240,454       (57,892,694)
                                                                                  -------------     -------------
Net assets, beginning of period                                                     233,526,516       291,419,210
                                                                                  -------------     -------------
Net assets, end of period                                                         $ 305,766,970     $ 233,526,516
                                                                                  =============     =============
Accumulated net investment loss                                                   $  (3,826,624)    $  (4,531,528)
                                                                                  =============     =============

                 See Acccompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                            ING INTERMEDIATE BOND FUND
                                                                          ------------------------------
                                                                           SIX MONTHS          YEAR
                                                                              ENDED            ENDED
                                                                          SEPTEMBER 30,      MARCH 31,
                                                                              2002             2002
                                                                          -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                     $   1,823,226    $   2,446,605
Net realized gain on investments and foreign currencies                       1,984,632        2,655,273
Net change in unrealized appreciation (depreciation) of investments and
 foreign currencies                                                           3,920,876       (1,001,657)
                                                                          -------------    -------------
Net increase in net assets resulting from operations                          7,728,734        4,100,221
                                                                          -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                                    (1,077,095)      (1,922,242)
  Class B                                                                      (311,433)        (282,881)
  Class C                                                                      (199,073)        (206,467)
  Class I                                                                      (235,624)        (104,328)
Net realized gain from investments
  Class A                                                                            --       (2,450,199)
  Class B                                                                            --         (598,972)
  Class C                                                                            --         (316,838)
                                                                          -------------    -------------
Total distributions                                                          (1,823,225)      (5,881,927)
                                                                          -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                            111,211,483       81,254,578
Shares resulting from dividend reinvestments                                  1,451,966        5,238,279
                                                                          -------------    -------------
                                                                            112,663,449       86,492,857
Cost of shares redeemed                                                     (36,381,271)     (56,684,962)
                                                                          -------------    -------------
Net increase in net assets resulting from capital share transactions         76,282,178       29,807,895
                                                                          -------------    -------------
Net increase in net assets                                                   82,187,687       28,026,189
                                                                          -------------    -------------
Net assets, beginning of period                                              68,900,978       40,874,789
                                                                          -------------    -------------
Net assets, end of period                                                 $ 151,088,665    $  68,900,978
                                                                          =============    =============
Undistributed net investment income                                       $      25,667    $      25,666
                                                                          =============    =============

                 See Acccompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                       ING NATIONAL TAX-EXEMPT BOND FUND
                                                                       ---------------------------------
                                                                         SIX MONTHS           YEAR
                                                                            ENDED             ENDED
                                                                        SEPTEMBER 30,       MARCH 31,
                                                                            2002              2002
                                                                        -------------     -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                   $     488,824     $     943,795
Net realized gain on investments                                              243,938           123,725
Net change in unrealized appreciation (depreciation) of investments         1,372,924          (531,865)
                                                                        -------------     -------------
Net increase in net assets resulting from operations                        2,105,686           535,655
                                                                        -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                                    (455,124)         (897,732)
  Class B                                                                     (29,026)          (31,003)
  Class C                                                                      (4,674)          (15,060)
                                                                        -------------     -------------
Total distributions                                                          (488,824)         (943,795)
                                                                        -------------     -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                            2,361,042         5,177,408
Shares resulting from dividend reinvestments                                  467,942           919,080
                                                                        -------------     -------------
                                                                            2,828,984         6,096,488
Cost of shares redeemed                                                      (545,493)       (4,386,202)
                                                                        -------------     -------------
Net increase in net assets resulting from capital share transactions        2,283,491         1,710,286
                                                                        -------------     -------------
Net increase in net assets                                                  3,900,353         1,302,146
                                                                        -------------     -------------
Net assets, beginning of period                                            24,404,804        23,102,658
                                                                        -------------     -------------
Net assets, end of period                                               $  28,305,157     $  24,404,804
                                                                        =============     =============
Undistributed net investment income                                     $          --     $          --
                                                                        =============     =============

                 See Acccompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                                     ING STRATEGIC BOND FUND
                                                                                  ------------------------------
                                                                                   SIX MONTHS          YEAR
                                                                                      ENDED            ENDED
                                                                                  SEPTEMBER 30,      MARCH 31,
                                                                                       2002            2002
                                                                                  -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                             $   1,291,512    $   3,391,995
Net realized loss on investments and foreign currencies                              (1,762,204)      (2,587,640)
Net change in unrealized appreciation (depreciation) of investments and
 foreign currencies                                                                   2,452,564         (699,370)
                                                                                  -------------    -------------
Net increase in net assets resulting from operations                                  1,981,872          104,985
                                                                                  -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                                            (1,196,129)      (2,834,862)
  Class B                                                                              (400,612)        (765,882)
  Class C                                                                              (150,924)        (384,868)
  Class Q                                                                                (3,799)         (15,964)
                                                                                  -------------    -------------
Total distributions                                                                  (1,751,464)      (4,001,576)
                                                                                  -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                     24,907,153       70,809,949
Shares resulting from dividend reinvestments                                          1,307,028        3,130,636
                                                                                  -------------    -------------
                                                                                     26,214,181       73,940,585
Cost of shares redeemed                                                             (29,867,833)     (72,175,006)
                                                                                  -------------    -------------
Net increase (decrease) in net assets resulting from capital share transactions      (3,653,652)       1,765,579
                                                                                  -------------    -------------
Net decrease in net assets                                                           (3,423,244)      (2,131,012)
                                                                                  -------------    -------------
Net assets, beginning of period                                                      51,299,720       53,430,732
                                                                                  -------------    -------------
Net assets, end of period                                                         $  47,876,476    $  51,299,720
                                                                                  =============    =============
Undistributed net investment income (accumulated net investment loss)             $    (124,003)   $     323,172
                                                                                  =============    =============

                 See Acccompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                                  ING CLASSIC MONEY MARKET FUND
                                                                                  ------------------------------
                                                                                   SIX MONTHS          YEAR
                                                                                      ENDED            ENDED
                                                                                  SEPTEMBER 30,      MARCH 31,
                                                                                      2002             2002
                                                                                  -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                             $   3,099,455    $  15,186,743
Net realized loss on investments                                                             --           (7,895)
                                                                                  -------------    -------------
Net increase in net assets resulting from operations                                  3,099,455       15,178,848
                                                                                  -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                                            (3,092,046)     (14,840,212)
  Class B                                                                                (5,747)         (52,545)
  Class C                                                                                (1,662)         (45,463)
  Class I                                                                                    --         (283,241)
                                                                                  -------------    -------------
Total distributions                                                                  (3,099,455)     (15,221,461)
                                                                                  -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                    382,336,068      975,386,497
Shares resulting from dividend reinvestments                                          3,004,987       14,857,263
                                                                                  -------------    -------------
                                                                                    385,341,055      990,243,760
Cost of shares redeemed                                                            (455,395,412)    (969,388,733)
                                                                                  -------------    -------------
Net increase (decrease) in net assets resulting from capital share transactions     (70,054,357)      20,855,027
                                                                                  -------------    -------------
Net increase (decrease) in net assets                                               (70,054,357)      20,812,414
                                                                                  -------------    -------------
Net assets, beginning of period                                                     552,576,411      531,763,997
                                                                                  -------------    -------------
Net assets, end of period                                                         $ 482,522,054    $ 552,576,411
                                                                                  =============    =============
Undistributed net investment income                                               $          --    $          --
                                                                                  =============    =============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                                        ING MONEY MARKET FUND
                                                                                  ----------------------------------
                                                                                    SIX MONTHS            YEAR
                                                                                       ENDED              ENDED
                                                                                   SEPTEMBER 30,        MARCH 31,
                                                                                       2002               2002
                                                                                  ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                             $       114,340    $     1,822,608
Net realized gain (loss) on investments                                                     4,550             (2,275)
                                                                                  ---------------    ---------------
Net increase in net assets resulting from operations                                      118,890          1,820,333
                                                                                  ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                                                (111,451)        (1,147,422)
  Class B                                                                                  (1,612)          (405,713)
  Class C                                                                                  (1,277)          (269,473)
                                                                                  ---------------    ---------------
Total distributions                                                                      (114,340)        (1,822,608)
                                                                                  ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                      211,409,225        948,977,305
Shares resulting from dividend reinvestments                                               85,813          1,421,078
                                                                                  ---------------    ---------------
                                                                                      211,495,038        950,398,383
Cost of shares redeemed                                                              (210,547,041)    (1,013,894,905)
                                                                                  ---------------    ---------------
Net increase (decrease) in net assets resulting from capital share transactions           947,997        (63,496,522)
                                                                                  ---------------    ---------------
Net increase (decrease) in net assets                                                     952,547        (63,498,797)
                                                                                  ---------------    ---------------
Net assets, beginning of period                                                        69,311,992        132,810,789
                                                                                  ---------------    ---------------
Net assets, end of period                                                         $    70,264,539    $    69,311,992
                                                                                  ===============    ===============
Undistributed net investment income                                               $        78,256    $        78,256
                                                                                  ===============    ===============

                 See Acccompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                       ING LEXINGTON MONEY MARKET TRUST
                                                                       --------------------------------
                                                                        SIX MONTHS            YEAR
                                                                          ENDED              ENDED
                                                                       SEPTEMBER 30,        MARCH 31,
                                                                           2002               2002
                                                                       -------------      -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                  $     219,830      $   1,275,909
Net realized loss on investments                                                (212)                --
                                                                       -------------      -------------
Net increase in net assets resulting from
 operations                                                                  219,618          1,275,909
                                                                       -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                                   (219,830)        (1,276,180)
                                                                       -------------      -------------
Total distributions                                                         (219,830)        (1,276,180)
                                                                       -------------      -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                          10,733,370         28,781,871
Shares resulting from dividend reinvestments                                 211,131          1,227,271
                                                                       -------------      -------------
                                                                          10,944,501         30,009,142
Cost of shares redeemed                                                  (14,427,535)       (37,963,635)
                                                                       -------------      -------------
Net decrease in net assets resulting from capital share transactions      (3,483,034)        (7,954,493)
                                                                       -------------      -------------
Net decrease in net assets                                                (3,483,246)        (7,954,764)
                                                                       -------------      -------------
Net assets, beginning of period                                           55,222,392         63,177,156
                                                                       -------------      -------------
Net assets, end of period                                              $  51,739,146      $  55,222,392
                                                                       =============      =============
Undistributed net investment income                                    $          --      $          --
                                                                       =============      =============

                 See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND (UNAUDITED)                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS A
                                              --------------------------------------------------------------------------
                                                SIX                   THREE
                                               MONTHS      YEAR      MONTHS
                                               ENDED      ENDED       ENDED             YEAR ENDED DECEMBER 31,
                                              SEPT. 30,  MARCH 31,  MARCH 31,   ----------------------------------------
                                                2002       2002      2001(5)    2000(4)     1999       1998       1997
                                               -------    -------    -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $      8.53       8.63       8.41       8.08       8.53       8.40       8.12
 Income from investment operations:
 Net investment income                     $      0.23       0.46       0.12       0.54       0.50       0.48       0.51
 Net realized and unrealized gain (loss)
 on investments                            $      0.55      (0.09)      0.22       0.27      (0.45)      0.13       0.29
 Total from investment operations          $      0.78       0.37       0.34       0.81       0.05       0.61       0.80
 Less distributions from:
 Net investment income                     $      0.22       0.47       0.12       0.48       0.50       0.48       0.52
 Total distributions                       $      0.22       0.47       0.12       0.48       0.50       0.48       0.52
 Net asset value, end of period            $      9.09       8.53       8.63       8.41       8.08       8.53       8.40
 TOTAL RETURN(1)                           %      9.32       4.38       4.09      10.36       0.58       7.52      10.20

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $   620,768    535,903    449,460    368,615    376,580    273,591    158,071
 Ratios to average net assets:
 Expenses(2)                               %      1.16       1.22       1.16       1.06       0.99       1.01       1.01
 Net investment income(2)                  %      5.14       5.32       5.75       6.54       6.04       5.85       6.28
 Portfolio turnover rate                   %        71         76         33         65         25         54        134

                                                                    CLASS B
                                              ----------------------------------------------------
                                              SIX MONTHS      YEAR      THREE MONTHS    OCTOBER 6,
                                                 ENDED       ENDED         ENDED        2000(3) TO
                                               SEPT. 30,    MARCH 31,     MARCH 31,       DEC. 31,
                                                 2002         2002         2001(5)         2000
                                                -------      -------       -------        -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $       8.50         8.61          8.40           8.20
 Income from investment operations:
 Net investment income                     $       0.41         0.39          0.13           0.09
 Net realized and unrealized gain (loss)
 on investments                            $       0.57        (0.09)         0.19           0.18
 Total from investment operations          $       0.98         0.30          0.32           0.27
 Less distributions from:
 Net investment income                     $       0.42         0.41          0.11           0.07
 Total distributions                       $       0.42         0.41          0.11           0.07
 Net asset value, end of period            $       9.06         8.50          8.61           8.40
 TOTAL RETURN(1)                           %       8.97         3.53          3.70           3.32

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $    120,908       79,302        47,406            866
 Ratios to average net assets:
 Expenses(2)                               %       1.91         1.98          1.90           1.81
 Net investment income(2)                  %       4.37         4.55          4.88           5.79
 Portfolio turnover rate                   %         71           76            33             65

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of offering of shares.
(4) Effective July 26, 2000, ING Investments, LLC became the Investment Manager of the Fund.
(5)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND (UNAUDITED) (CONTINUED)                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                      CLASS C
                                                 --------------------------------------------------
                                                 SIX MONTHS     YEAR     THREE MONTHS   OCTOBER 13,
                                                    ENDED       ENDED        ENDED      2000(3) TO
                                                  SEPT. 30,   MARCH 31,    MARCH 31,     DEC. 31,
                                                    2002        2002        2001(5)        2000
                                                   ------      ------       ------        ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $     8.51        8.61         8.40          8.24
 Income from investment operations:
 Net investment income                         $     0.19        0.40         0.11          0.09
 Net realized and unrealized gain (loss) on
 investments                                   $     0.55       (0.09)        0.21          0.14
 Total from investment operations              $     0.74        0.31         0.32          0.23
 Less distributions from:
 Net investment income                         $     0.19        0.41         0.11          0.07
 Total distributions                           $     0.19        0.41         0.11          0.07
 Net asset value, end of period                $     9.06        8.51         8.61          8.40
 TOTAL RETURN(1)                               %     8.84        3.65         3.69          2.82

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $   67,483      37,193       13,744         1,833
 Ratios to average net assets:
 Expenses(2)                                   %     1.91        1.99         1.93          1.81
 Net investment income(2)                      %     4.36        4.52         4.87          5.79
 Portfolio turnover rate                       %       71          76           33            65

                                                              CLASS M                             CLASS T
                                                ----------------------------------   ----------------------------------
                                                SIX MONTHS     YEAR      FEB. 26,    SIX MONTHS     YEAR      FEB. 26,
                                                   ENDED       ENDED    2001(3) TO      ENDED      ENDED     2001(3)TO
                                                 SEPT. 30,   MARCH 31,   MARCH 31,    SEPT. 30,   MARCH 31,   MARCH 31,
                                                    2002       2002        2001         2002        2002        2001
                                                   ------     ------      ------       ------      ------      ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $     8.54       8.63        8.51         8.53        8.63        8.51
 Income from investment operations:
 Net investment income                         $     0.19       0.41        0.04         0.22        0.43        0.04
 Net realized and unrealized gain (loss) on
 investments                                   $     0.57      (0.07)       0.08         0.55       (0.09)       0.08
 Total from investment operations              $     0.76       0.34        0.12         0.77        0.34        0.12
 Less distributions from:
 Net investment income                         $     0.20       0.43          --         0.21        0.44          --
 Total distributions                           $     0.20       0.43          --         0.21        0.44          --
 Net asset value, end of period                $     9.10       8.54        8.63         9.09        8.53        8.63
 TOTAL RETURN(1)                               %     9.06       4.03        1.41         9.10        3.96        1.41

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $    1,049        495         247       10,460      11,275      17,647
 Ratios to average net assets:
 Expenses(2)                                   %     1.66       1.73        1.61         1.56        1.61        1.54
 Net investment income(2)                      %     4.54       4.81        4.88         4.76        4.94        5.02
 Portfolio turnover rate                       %       71         76          33           71          76          33

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of offering of shares.
(4) Effective July 26, 2000, ING Investments, LLC became the Investment Manager of the Fund.
(5)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND (UNAUDITED)                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS A
                                                             -----------------------------------------------------------
                                                             SIX MONTHS      YEAR     FIVE MONTHS     YEAR      PERIOD
                                                                ENDED       ENDED        ENDED       ENDED       ENDED
                                                              SEPT. 30,    MARCH 31,    MARCH 31,   OCT. 31,    OCT. 31,
                                                                2002         2002        2001(4)      2000       1999(1)
                                                               ------       ------       ------      ------      -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $     8.74         9.36         9.24        9.96       10.00
 Income from investment operations:
 Net investment income                                     $     0.32         0.78         0.39        0.85        0.67
 Net realized and unrealized gain (loss) on investments    $    (0.85)       (0.62)        0.12       (0.65)      (0.04)
 Total from investment operations                          $    (0.53)        0.16         0.51        0.20        0.63
 Less distributions from:
 Net investment income                                     $     0.32         0.78         0.39        0.86        0.67
 Net realized gain on investments                          $       --           --           --        0.06          --
 Total distributions                                       $     0.32         0.78         0.39        0.92        0.67
 Net asset value, end of period                            $     7.89         8.74         9.36        9.24        9.96
 TOTAL RETURN(2):                                          %    (6.19)        1.94         5.61        1.89        6.37

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $   33,555       38,525       33,459      33,220      30,537
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)            %     1.30         1.30         1.09        1.04        1.00
 Gross expenses prior to expense reimbursement(3)          %     1.51         1.79         1.63        2.16        2.32
 Net investment income after expense reimbursement(3)(5)   %     7.61         8.67        10.24        8.75        7.53
 Portfolio turnover rate                                   %       84          344          253         481         756

                                                                                        CLASS B
                                                             -----------------------------------------------------------
                                                             SIX MONTHS      YEAR     FIVE MONTHS     YEAR      PERIOD
                                                                ENDED       ENDED        ENDED       ENDED       ENDED
                                                              SEPT. 30,    MARCH 31,    MARCH 31,   OCT. 31,    OCT. 31,
                                                                2002         2002        2001(4)      2000       1999(1)
                                                               ------       ------       ------      ------      -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $     8.74         9.36         9.23        9.96       10.00
 Income from investment operations:
 Net investment income                                     $     0.29         0.72         0.36        0.78        0.60
 Net realized and unrealized gain (loss) on investments    $    (0.85)       (0.62)        0.14       (0.66)      (0.05)
 Total from investment operations                          $    (0.56)        0.10         0.50        0.12        0.55
 Less distributions from:
 Net investment income                                     $     0.29         0.72         0.37        0.79        0.59
 Net realized gain on investments                          $       --           --           --        0.06          --
 Total distributions                                       $     0.29         0.72         0.37        0.85        0.59
 Net asset value, end of period                            $     7.89         8.74         9.36        9.23        9.96
 TOTAL RETURN(2):                                          %    (6.54)        1.29         5.43        1.02        5.57

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $    6,891        6,673        5,025       3,702       2,374
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)            %     2.05         2.05         1.84        1.79        1.72
 Gross expenses prior to expense
 reimbursement(3)                                          %     2.16         2.44         2.28        2.41        2.64
 Net investment income after expense reimbursement(3)(5)   %     6.87         7.85         9.49        7.99        6.90
 Portfolio turnover rate                                   %       84          344          253         481         756

----------
(1)  Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND (UNAUDITED) (CONTINUED)            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS C
                                                            -------------------------------------------------------
                                                            SIX MONTHS     YEAR    FIVE MONTHS    YEAR      PERIOD
                                                               ENDED      ENDED       ENDED      ENDED      ENDED
                                                             SEPT. 30,   MARCH 31,   MARCH 31,  OCT. 31,   OCT. 31,
                                                               2002        2002       2001(4)     2000      1999(1)
                                                              ------      ------      -------    ------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $     8.74        9.36        9.23       9.96      10.00
 Income from investment operations:
 Net investment income                                    $     0.29        0.71        0.37       0.78       0.62
 Net realized and unrealized gain (loss) on investments   $    (0.85)      (0.61)       0.12      (0.66)     (0.06)
 Total from investment operations                         $    (0.56)       0.10        0.49       0.12       0.56
 Less distributions from:
 Net investment income                                    $     0.29        0.72        0.36       0.79       0.60
 Net realized gain on investments                         $       --          --          --       0.06         --
 Total distributions                                      $     0.29        0.72        0.36       0.85       0.60
 Net asset value, end of period                           $     7.89        8.74        9.36       9.23       9.96
 TOTAL RETURN(2):                                         %    (6.53)       1.21        5.39       1.02       5.67

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $    1,680       1,633       1,314      1,578        776
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)           %     2.05        2.05        1.84       1.79       1.73
 Gross expenses prior to expense reimbursement(3)         %     2.16        2.44        2.29       2.40       2.66
 Net investment income after expense
 reimbursement(3)(5)                                      %     6.88        7.92        9.42       7.98       7.01
 Portfolio turnover rate                                  %       84         344         253        481        756

----------
(1)  Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING HIGH YIELD OPPORTUNITY FUND (UNAUDITED)                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS A
                                             ---------------------------------------------------------------------------------
                                                SIX                    NINE                   THREE
                                              MONTHS       YEAR       MONTHS       YEAR       MONTHS      YEAR       MARCH 27,
                                               ENDED       ENDED       ENDED       ENDED      ENDED       ENDED       1998 TO
                                             SEPT. 30,   MARCH 31,   MARCH 31,    JUNE 30,   JUNE 30,    MARCH 31,   MARCH 31,
                                               2002        2002       2001(7)      2000       1999(2)      1999       1998(1)
                                              -------     -------     -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $     7.51        8.69       10.80       11.57       11.66       12.72       12.70
 Income from investment operations:
 Net investment income                     $     0.47        0.88        0.84        1.18        0.28        1.12        0.01
 Net realized and unrealized gain (loss)
 on investments                            $    (1.10)      (1.07)      (2.09)      (0.75)      (0.09)      (1.00)       0.01
 Total from investment operations          $    (0.63)      (0.19)      (1.25)       0.43        0.19        0.12        0.02
 Less distributions from:
 Net investment income                     $     0.40        0.99        0.86        1.20        0.28        1.18          --
 Total distributions                       $     0.40        0.99        0.86        1.20        0.28        1.18          --
 Net asset value, end of period            $     6.48        7.51        8.69       10.80       11.57       11.66       12.72
 TOTAL RETURN(3):                          %    (8.68)      (1.84)     (11.87)       3.96        1.60        1.13        0.16

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $   74,362      53,122      55,230      34,416      16,795      17,327       4,690
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                       %     1.16        1.17        1.10        1.18        1.10        1.12        1.06
 Gross expenses prior to expense
 reimbursement(4)                          %     1.54        1.45        1.32        1.37        1.37        1.53        1.06
 Net investment income after
 expense reimbursement(4)(5)               %    11.66       11.02       11.43       10.63        9.68        9.44        7.22
 Portfolio turnover rate                   %       45         102         113         113          44         242         484

                                                                                CLASS B
                                             ---------------------------------------------------------------------------------
                                                SIX                    NINE                    THREE
                                              MONTHS       YEAR       MONTHS       YEAR        MONTHS      YEAR      MARCH 27,
                                               ENDED       ENDED       ENDED       ENDED       ENDED      ENDED       1998 TO
                                             SEPT. 30,   MARCH 31,   MARCH 31,    JUNE 30,    JUNE 30,   MARCH 31,   MARCH 31,
                                               2002        2002       2001(7)      2000       1999(2)      1999       1998(1)
                                              -------     -------     -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $     7.54        8.71       10.81       11.58       11.66       12.71       12.69
 Income from investment operations:
 Net investment income                     $     0.44        0.81        0.81        1.11        0.27        1.04        0.01
 Net realized and unrealized gain (loss)
 on investments                            $    (1.09)      (1.05)      (2.10)      (0.75)      (0.09)      (0.99)       0.01
 Total from investment operations          $    (0.65)      (0.24)      (1.29)       0.36        0.18        0.05        0.02
 Less distributions from:
 Net investment income                     $     0.38        0.93        0.81        1.13        0.26        1.10          --
 Total distributions                       $     0.38        0.93        0.81        1.13        0.26        1.10          --
 Net asset value, end of period            $     6.51        7.54        8.71       10.81       11.58       11.66       12.71
 TOTAL RETURN(3):                          %    (8.96)      (2.49)     (12.22)       3.28        1.53        0.55        0.16

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $  196,937     143,742     181,175     103,246      41,882      42,960       8,892
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                       %     1.81        1.82        1.75        1.83        1.75        1.77        1.69
 Gross expenses prior to expense
 reimbursement(4)                          %     2.19        2.10        1.97        2.02        2.02        2.18        1.69
 Net investment income after
 expense reimbursement(4)(5)               %    10.97       10.48       10.97        9.98        9.03        8.84        6.61
 Portfolio turnover rate                   %       45         102         113         113          44         242         484

----------
(1)  The Fund commenced operations on March 27, 1998.
(2) Effective May 24, 1999, ING Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has voluntarily agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
(6)  Commencement of offering of shares.
(7)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

ING HIGH YIELD OPPORTUNITY FUND (UNAUDITED) (CONTINUED)     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS C
                                              --------------------------------------------------------------------------------
                                                SIX                     NINE                   THREE
                                               MONTHS       YEAR       MONTHS       YEAR       MONTHS      YEAR      MARCH 27,
                                               ENDED       ENDED        ENDED       ENDED      ENDED      ENDED       1998 TO
                                              SEPT. 30,   MARCH 31,   MARCH 31,   JUNE 30,    JUNE 30,   MARCH 31,   MARCH 31,
                                                2002        2002       2001(7)      2000       1999(2)     1999       1998(1)
                                               ------      ------      -------     ------      -------    ------      -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $     7.53        8.71       10.81       11.58       11.66      12.71       12.69
 Income from investment operations:
 Net investment income                     $     0.41        0.80        0.81        1.10        0.27       1.04        0.01
 Net realized and unrealized gain (loss)
 on investments                            $    (1.06)      (1.05)      (2.10)      (0.74)      (0.09)     (0.99)       0.01
 Total from investment operations          $    (0.65)      (0.25)      (1.29)       0.36        0.18       0.05        0.02
 Less distributions from:
 Net investment income                     $     0.37        0.93        0.81        1.13        0.26       1.10          --
 Total distributions                       $     0.37        0.93        0.81        1.13        0.26       1.10          --
 Net asset value, end of period            $     6.51        7.53        8.71       10.81       11.58      11.66       12.71
 TOTAL RETURN(3):                          %    (8.86)      (2.60)     (12.22)       3.28        1.53       0.55        0.16

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $   23,348      24,674      33,463      23,324      18,618     21,290       4,815
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                       %     1.81        1.81        1.75        1.83        1.75       1.77        1.66
 Gross expenses prior to expense
 reimbursement(4)                          %     2.19        2.09        1.97        2.02        2.02       2.18        1.66
 Net investment income after
 expense reimbursement(4)(5)               %    11.05       10.47       10.93        9.98        9.03       8.79        6.91
 Portfolio turnover rate                   %       45         102         113         113          44        242         484

                                              CLASS M                        CLASS T
                                             ----------   -------------------------------------------
                                                            SIX                     NINE
                                             MAY 17,(6)    MONTHS       YEAR       MONTHS     MARCH 31,
                                                TO         ENDED       ENDED       ENDED     2000(6) TO
                                             SEPT. 30,    SEPT. 30.   MARCH 31,   MARCH 31,   JUNE 30,
                                                2002        2002        2002       2001(7)      2000
                                               ------      ------      ------      -------     ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $     7.58        7.52        8.70       10.81       11.07
 Income from investment operations:
 Net investment income                     $     0.28        0.32        0.78        0.81        0.29
 Net realized and unrealized gain (loss)
 on investments                            $    (1.11)      (0.96)      (0.99)      (2.08)      (0.25)
 Total from investment operations          $    (0.83)      (0.64)      (0.21)      (1.27)       0.04
 Less distributions from:
 Net investment income                     $     0.28        0.39        0.97        0.84        0.30
 Total distributions                       $     0.28        0.39        0.97        0.84        0.30
 Net asset value, end of period            $     6.47        6.49        7.52        8.70       10.81
 TOTAL RETURN(3):                          %   (11.04)      (8.85)      (2.18)     (12.07)      (0.49)

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $    3,711       6,170      10,328      18,510      31,342
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                       %     1.57        1.47        1.44        1.40        1.48
 Gross expenses prior to expense
 reimbursement(4)                          %     1.90        1.85        1.72        1.63        1.67
 Net investment income after
 expense reimbursement(4)(5)               %    10.95       11.45       10.84       11.24       10.33
 Portfolio turnover rate                   %       45          45         102         113         113

----------
(1)  The Fund commenced operations on March 27, 1998.
(2) Effective May 24, 1999, ING Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has voluntarily agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
(6)  Commencement of offering of shares.
(7)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND (UNAUDITED)                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS A
                                                             --------------------------------------------------------
                                                             SIX MONTHS     YEAR    FIVE MONTHS     YEAR     PERIOD
                                                                ENDED      ENDED        ENDED      ENDED      ENDED
                                                              SEPT. 30,   MARCH 31,   MARCH 31,   OCT. 31,   OCT. 31,
                                                                2002        2002       2001(4)      2000      1999(1)
                                                               ------      ------      -------     ------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $     9.91       10.18        9.52        9.40      10.00
 Income from investment operations:
 Net investment income                                     $     0.20        0.51        0.28        0.61       0.45
 Net realized and unrealized gain (loss) on investments    $     0.58        0.42        0.66        0.12      (0.60)
 Total from investment operations                          $     0.78        0.93        0.94        0.73      (0.15)
 Less distributions from:
 Net investment income                                     $     0.20        0.53        0.28        0.61       0.45
 Net realized gains                                        $       --        0.67          --          --         --
 Total distributions                                       $     0.20        1.20        0.28        0.61       0.45
 Net asset value, end of period                            $    10.49        9.91       10.18        9.52       9.40
 TOTAL RETURN(2):                                          %     7.99        9.27       10.01        8.11      (1.46)

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $   77,416      41,503      33,597      29,893     32,013
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)            %     1.15        1.15        1.13        1.00       0.96
 Gross expenses prior to expense reimbursement(3)          %     1.24        1.36        1.53        2.08       2.12
 Net investment income after expense reimbursement(3)(5)   %     3.92        4.93        6.94        6.48       5.38
 Portfolio turnover rate                                   %      352       1,216*        838         733        432

                                                                           CLASS B
                                                  ---------------------------------------------------------
                                                  SIX MONTHS     YEAR     FIVE MONTHS    YEAR      PERIOD
                                                     ENDED       ENDED        ENDED      ENDED      ENDED
                                                   SEPT. 30,   MARCH 31,    MARCH 31,   OCT. 31,   OCT. 31,
                                                     2002        2002        2001(4)      2000     1999(1)
                                                    ------      ------       -------     ------    -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $      9.90       10.18         9.52        9.40     10.00
 Income from investment operations:
 Net investment income                         $      0.17        0.44         0.26        0.53      0.40
 Net realized and unrealized gain (loss) on
 investments                                   $      0.58        0.40         0.66        0.13     (0.61)
 Total from investment operations              $      0.75        0.84         0.92        0.66     (0.21)
 Less distributions from:
 Net investment income                         $      0.17        0.45         0.26        0.54      0.39
 Net realized gains                            $        --        0.67           --          --        --
 Total distributions                           $      0.17        1.12         0.26        0.54      0.39
 Net asset value, end of period                $     10.48        9.90        10.18        9.52      9.40
 TOTAL RETURN(2):                              %      7.60        8.37         9.74        7.30     (2.13)

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $    36,017      11,216        2,807       1,523     1,958
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                           %      1.90        1.90         1.88        1.74      1.70
 Gross expenses prior to expense
 reimbursement(3)                              %      1.90        2.01         2.18        2.33      2.39
 Net investment income after
 expense reimbursement(3)(5)                   %      3.12        4.09         6.20        5.71      4.83
 Portfolio turnover rate                       %       352       1,216*         838         733       432

----------
(1)  Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
* Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

                 See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND (UNAUDITED) (CONTINUED)          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                          CLASS C
                                                 ----------------------------------------------------------
                                                 SIX MONTHS     YEAR    FIVE MONTHS      YEAR      PERIOD
                                                    ENDED      ENDED        ENDED        ENDED      ENDED
                                                  SEPT. 30,   MARCH 31,   MARCH 31,    OCT. 31,    OCT. 31,
                                                    2002        2002       2001(4)       2000      1999(1)
                                                   ------      ------      -------      ------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $     9.90       10.19         9.52        9.40       10.00
 Income from investment operations:
 Net investment income                         $     0.17        0.44         0.26        0.54        0.42
 Net realized and unrealized gain (loss) on
 investments                                   $     0.58        0.39         0.67        0.12       (0.63)
 Total from investment operations              $     0.75        0.83         0.93        0.66       (0.21)
 Less distributions from:
 Net investment income                         $     0.17        0.45         0.26        0.54        0.39
 Net realized gains                            $       --        0.67           --          --          --
 Total distributions                           $     0.17        1.12         0.26        0.54        0.39
 Net asset value, end of period                $    10.48        9.90        10.19        9.52        9.40
 TOTAL RETURN(2):                              %     7.62        8.24         9.86        7.32       (2.10)

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $   24,923       6,382        4,470       5,248       1,082
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                           %     1.90        1.90         1.85        1.73        1.71
 Gross expenses prior to expense
 reimbursement(3)                              %     1.90        2.01         2.18        2.32        2.44
 Net investment income after
 expense reimbursement(3)(5)                   %     3.12        4.20         6.37        5.74        4.94
 Portfolio turnover rate                       %      352       1,216*         838         733         432

----------
(1)  Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
* Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

                 See Accompanying Notes to Financial Statements

ING NATIONAL TAX-EXEMPT BOND FUND (UNAUDITED)               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS A
                                                              -----------------------------------------------
                                                              SIX MONTHS     YEAR     FIVE MONTHS    PERIOD
                                                                 ENDED      ENDED         ENDED       ENDED
                                                               SEPT. 30,   MARCH 31,    MARCH 31,    OCT. 31,
                                                                 2002        2002        2001(4)     2000(1)
                                                                ------      ------       -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $    10.32       10.50        10.11       10.00
 Income from investment operations:
 Net investment income                                      $     0.20        0.41         0.19        0.48
 Net realized and unrealized gain (loss) on investments     $     0.66       (0.18)        0.39        0.11
 Total from investment operations                           $     0.86        0.23         0.58        0.59
 Less distributions from:
 Net investment income                                      $     0.20        0.41         0.19        0.48
 Total distributions                                        $     0.20        0.41         0.19        0.48
 Net asset value, end of period                             $    10.98       10.32        10.50       10.11
 TOTAL RETURN(2):                                           %     8.44        2.25         5.79        6.09

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $   25,425      22,868       22,074      21,592
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)             %     1.15        1.10         1.06        0.95
 Gross expenses prior to expense reimbursement(3)           %     1.35        1.52         1.50        2.12
 Net investment income after expense reimbursement(3)(5)    %     3.81        3.97         4.45        4.92
 Portfolio turnover rate                                    %        9          27            7          50

                                                                                  CLASS B
                                                              ----------------------------------------------
                                                              SIX MONTHS     YEAR     FIVE MONTHS    PERIOD
                                                                 ENDED      ENDED         ENDED       ENDED
                                                               SEPT. 30,   MARCH 31,    MARCH 31,   OCT. 31,
                                                                 2002        2002        2001(4)     2000(1)
                                                                ------      ------       -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $    10.31       10.48        10.09       10.00
 Income from investment operations:
 Net investment income                                      $     0.16        0.34         0.17        0.38
 Net realized and unrealized gain (loss) on investments     $     0.66       (0.17)        0.39        0.11
 Total from investment operations                           $     0.82        0.17         0.56        0.49
 Less distributions from:
 Net investment income                                      $     0.16        0.34         0.17        0.40
 Total distributions                                        $     0.16        0.34         0.17        0.40
 Net asset value, end of period                             $    10.97       10.31        10.48       10.09
TOTAL RETURN(2):                                            %     8.04        1.59         5.54        5.02

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $    2,441       1,265          588         311
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)             %     1.90        1.84         1.83        1.67
 Gross expenses prior to expense reimbursement(3)           %     2.00        2.16         2.17        2.32
 Net investment income after expense reimbursement(3)(5)    %     3.04        3.22         3.69        3.93
 Portfolio turnover rate                                    %        9          27            7          50

----------
(1)  Fund commenced operations on November 8, 1999.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING NATIONAL TAX-EXEMPT BOND FUND (UNAUDITED) (CONTINUED)   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS C
                                                             ----------------------------------------------
                                                             SIX MONTHS     YEAR      FIVE MONTHS   PERIOD
                                                                ENDED      ENDED         ENDED       ENDED
                                                              SEPT. 30,   MARCH 31,    MARCH 31,   OCT. 31,
                                                                2002        2002        2001(4)     2000(1)
                                                               ------      ------       -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $    10.33       10.49        10.11       10.00
 Income from investment operations:
 Net investment income                                     $     0.16        0.34         0.16        0.39
 Net realized and unrealized gain (loss) on investments    $     0.65       (0.16)        0.38        0.12
 Total from investment operations                          $     0.81        0.18         0.54        0.51
 Less distributions from:
 Net investment income                                     $     0.16        0.34         0.16        0.40
 Total distributions                                       $     0.16        0.34         0.16        0.40
 Net asset value, end of period                            $    10.98       10.33        10.49       10.11
 TOTAL RETURN(2):                                          %     7.93        1.69         5.34        5.29

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $      439         271          440         439
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)            %     1.90        1.83         1.81        1.68
 Gross expenses prior to expense reimbursement(3)          %     2.00        2.18         2.16        2.33
 Net investment income after expense reimbursement(3)(5)   %     3.05        3.21         3.70        4.00
 Portfolio turnover rate                                   %        9          27            7          50

----------
(1)  Fund commenced operations on November 8, 1999.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING STRATEGIC BOND FUND (UNAUDITED)                         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                              CLASS A
                                               ----------------------------------------------------------------------
                                                 SIX                     NINE                   THREE
                                                MONTHS       YEAR       MONTHS       YEAR       MONTHS      JULY 27,
                                                ENDED       ENDED        ENDED       ENDED      ENDED      1998(1) TO
                                               SEPT. 30,   MARCH 31,   MARCH 31,   JUNE 30,    JUNE 30,     MARCH 31,
                                                 2002        2002       2001(6)      2000       1999(2)       1999
                                                ------      ------      -------     ------      -------      ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $    10.95       11.79       12.07       12.59       12.89        13.08
 Income from investment operations:
 Net investment income                      $     0.27        0.75        0.23        0.92        0.26         0.53
 Net realized and unrealized gain (loss)
 on investments                             $     0.16       (0.72)       0.08       (0.52)      (0.42)       (0.08)
 Total from investment operations           $     0.43        0.03        0.31        0.40       (0.16)        0.45
 Less distributions from:
 Net investment income                      $     0.37        0.87        0.59        0.92        0.14         0.53
 Net realized gain on investments           $       --          --          --          --          --         0.11
 Total distributions                        $     0.37        0.87        0.59        0.92        0.14         0.64
 Net asset value, end of period             $    11.01       10.95       11.79       12.07       12.59        12.89
 TOTAL RETURN(3):                           %     4.06        0.26        2.69        3.42       (1.23)        5.60

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $   30,868      34,387      39,105       2,726       2,736        5,751
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                        %     0.95        0.97        1.03        0.96        0.90         0.96
 Gross expenses prior to expense
 reimbursement(4)                           %     1.44        1.34        1.73        2.64        1.56         1.98
 Net investment income
 after expense reimbursement(4)(5)          %     5.11        6.55        6.30        7.69        5.88         5.81
 Portfolio turnover rate                    %      132         211         132         168          69          274

                                                                              CLASS B
                                               ----------------------------------------------------------------------
                                                  SIX                    NINE                   THREE
                                                MONTHS       YEAR       MONTHS       YEAR      MONTHS       JULY 27,
                                                 ENDED       ENDED       ENDED      ENDED       ENDED      1998(1) TO
                                               SEPT. 30,   MARCH 31,   MARCH 31,   JUNE 30,    JUNE 30,     MARCH 31,
                                                 2002        2002       2001(6)      2000      1999(2)        1999
                                                ------      ------      -------     ------     -------       ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $    10.68       11.53       11.80       12.33       12.61        12.78
 Income from investment operations:
 Net investment income                      $     0.25        0.60        0.36        0.88        0.18         0.45
 Net realized and unrealized gain (loss)
 on investments                             $     0.15       (0.62)      (0.08)      (0.53)      (0.33)       (0.05)
 Total from investment operations           $     0.40       (0.02)       0.28        0.35       (0.15)        0.40
 Less distributions from:
 Net investment income                      $     0.35        0.83        0.55        0.88        0.13         0.46
 Net realized gain on investments           $       --          --          --          --          --         0.11
 Total distributions                        $     0.35        0.83        0.55        0.88        0.13         0.57
 Net asset value, end of period             $    10.73       10.68       11.53       11.80       12.33        12.61
 TOTAL RETURN(3):                           %     3.87       (0.18)       2.52        3.00       (1.20)        5.17

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $   12,615      11,848       8,894       4,460       5,658        6,637
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                        %     1.35        1.38        1.53        1.36        1.29         1.37
 Gross expenses prior to expense
 reimbursement(4)                           %     1.84        1.75        2.55        3.04        1.95         2.42
 Net investment income
 after expense reimbursement(4)(5)          %     4.69        5.98        6.71        7.29        5.49         5.35
 Portfolio turnover rate                    %      132         211         132         168          69          274

----------
(1)  Commencement of offering of shares.
(2) Effective May 24, 1999, ING Investments, LLC, became the Investment Manager of the Fund and the Fund changed its fiscal year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
(6)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

ING STRATEGIC BOND FUND (UNAUDITED) (CONTINUED)             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                         CLASS C
                                            --------------------------------------------------------------------
                                              SIX                     NINE                  THREE
                                             MONTHS       YEAR       MONTHS       YEAR     MONTHS      JULY 27
                                              ENDED      ENDED        ENDED      ENDED      ENDED     1998(1) TO
                                            SEPT. 30,   MARCH 31,   MARCH 31,   JUNE 30,   JUNE 30,    MARCH 31,
                                              2002        2002       2001(6)      2000     1999(2)       1999
                                             ------      ------      -------     ------    -------      ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $    11.20       12.05        12.30      12.81      13.10       13.27
 Income from investment operations:
 Net investment income                   $     0.32        0.66         0.43       0.87       0.19        0.48
 Net realized and unrealized loss on
 investments                             $     0.10       (0.68)       (0.13)     (0.51)     (0.35)      (0.06)
 Total from investment operations        $     0.42       (0.02)        0.30       0.36      (0.16)       0.42
 Less distributions from:
 Net investment income                   $     0.35        0.83         0.55       0.87       0.13        0.48
 Net realized gain on investments        $       --          --           --         --         --        0.11
 Total distributions                     $     0.35        0.83         0.55       0.87       0.13        0.59
 Net asset value, end of period          $    11.27       11.20        12.05      12.30      12.81       13.10
 TOTAL RETURN(3):                        %     3.85       (0.17)        2.55       3.02      (1.21)       5.19

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $    4,304       4,964        5,196      3,966      7,965       8,128
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                     %     1.35        1.38         1.51       1.36       1.29        1.36
 Gross expenses prior to expense
 reimbursement(4)                        %     1.84        1.75         2.55       3.04       1.95        2.41
 Net investment income after expense
 reimbursement(4)(5)                     %     4.71        6.04         6.71       7.29       5.49        5.36
 Portfolio turnover rate                 %      132         211          132        168         69         274

----------
(1)  Commencement of offering of shares.
(2) Effective May 24, 1999, ING Investments, LLC, became the Investment Manager of the Fund and the Fund changed its fiscal year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
(6)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND (UNAUDITED)                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS A
                                                              ----------------------------------------------------------
                                                              SIX MONTHS     YEAR    FIVE MONTHS      YEAR      PERIOD
                                                                 ENDED      ENDED       ENDED        ENDED       ENDED
                                                               SEPT. 30,   MARCH 31,   MARCH 31,    OCT. 31,    OCT. 31,
                                                                 2002        2002       2001(4)      2000       1999(1)
                                                                -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $      1.00        1.00        1.00        1.00        1.00
 Income from investment operations:
 Net investment income                                      $      0.01        0.03        0.02        0.06        0.04
 Total from investment operations                           $      0.01        0.03        0.02        0.06        0.04
 Less distributions from:
 Net investment income                                      $      0.01        0.03        0.02        0.06        0.04
 Total distributions                                        $      0.01        0.03        0.02        0.06        0.04
 Net asset value, end of period                             $      1.00        1.00        1.00        1.00        1.00
 TOTAL RETURN(2):                                           %      0.63        2.83        2.36        5.70        3.98

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $   480,624     549,999     515,651     440,651     228,124
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)             %      0.77        0.77        0.77        0.74        0.73
 Gross expenses prior to expense reimbursement(3)           %      1.25        1.27        1.30        1.42        1.67
 Net investment income after expense reimbursement(3)(5)    %      1.25        2.75        5.61        5.59        4.59

                                                                                      CLASS B
                                                              ----------------------------------------------------------
                                                              SIX MONTHS     YEAR    FIVE MONTHS     YEAR       PERIOD
                                                                 ENDED       ENDED      ENDED        ENDED       ENDED
                                                               SEPT. 30,   MARCH 31,   MARCH 31,   OCT. 31,     OCT. 31,
                                                                 2002        2002       2001(4)      2000       1999(1)
                                                                -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $      1.00        1.00        1.00        1.00        1.00
 Income from investment operations:
 Net investment income                                      $      0.00*       0.02        0.02        0.05        0.03
 Total from investment operations                           $      0.00*       0.02        0.02        0.05        0.03
 Less distributions from:
 Net investment income                                      $      0.00*       0.02        0.02        0.05        0.03
 Total distributions                                        $      0.00*       0.02        0.02        0.05        0.03
 Net asset value, end of period                             $      1.00        1.00        1.00        1.00        1.00
 TOTAL RETURN(2):                                           %      0.31        2.21        2.11        5.03        3.31

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $     1,406       1,987       2,714       2,706       1,173
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)             %      1.41        1.37        1.41        1.38        1.41
 Gross expenses prior to expense reimbursement(3)           %      1.50        1.53        1.55        1.67        1.79
 Net investment income after expense reimbursement(3)(5)    %      0.62        2.27        5.10        4.93        3.85

----------
(1)  Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
*    Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND (UNAUDITED) (CONTINUED)       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS C
                                                              -----------------------------------------------------------
                                                              SIX MONTHS      YEAR    FIVE MONTHS     YEAR       PERIOD
                                                                 ENDED        ENDED       ENDED       ENDED       ENDED
                                                               SEPT. 30,    MARCH 31,   MARCH 31,    OCT. 31,    OCT. 31,
                                                                 2002         2002       2001(4)      2000       1999(1)
                                                                -------      -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $       1.00         1.00        1.00        1.00        1.00
 Income from investment operations:
 Net investment income                                     $       0.00*        0.02        0.02        0.05        0.03
 Total from investment operations                          $       0.00*        0.02        0.02        0.05        0.03
 Less distributions from:
 Net investment income                                     $       0.00*        0.02        0.02        0.05        0.03
 Total distributions                                       $       0.00*        0.02        0.02        0.05        0.03
 Net asset value, end of period                            $       1.00         1.00        1.00        1.00        1.00
 TOTAL RETURN(2):                                          %       0.31         2.20        2.08        5.03        3.30

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $        491          590       2,583       2,035         444
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)            %       1.41         1.38        1.40        1.39        1.41
 Gross expenses prior to expense reimbursement(3)          %       1.50         1.53        1.55        1.67        1.78
 Net investment income after expense reimbursement(3)(5)   %       0.61         2.44        5.00        5.03        3.89

----------
(1)  Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
*    Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND (UNAUDITED)                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS A
                                                                   ----------------------------------------------
                                                                   SIX MONTHS     YEAR     NINE MONTHS    PERIOD
                                                                      ENDED      ENDED        ENDED        ENDED
                                                                    SEPT. 30,   MARCH 31,    MARCH 31,   JUNE 30,
                                                                      2002       2002(7)      2001(6)     2000(1)
                                                                     ------      ------       ------      ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       1.00        1.00         1.00        1.00
 Income from investment operations:
 Net investment income                                         $       0.00+*      0.02*        0.04*       0.02*
 Total from investment operations                              $       0.00+       0.02         0.04        0.02
 Less distributions from:
 Net investment income                                         $       0.00+       0.02         0.04        0.02
 Total distributions                                           $       0.00+       0.02         0.04        0.02
 Net asset value, end of period                                $       1.00        1.00         1.00        1.00
 TOTAL RETURN(3):                                              %       0.38        2.10         3.86        3.58

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     23,465      28,668       73,290      75,430
 Ratios to average net assets:
 Net expenses after expense reimbursement/recoupment(4)(5)     %       1.06        0.93**       0.91**      0.85**
 Gross expenses prior to expense reimbursement/recoupment(4)   %       1.07        0.99         0.74        2.28
 Net investment income after expense
 reimbursement/recoupment(4)(5)                                %       0.78        2.26         5.23        5.18

                                                                                       CLASS B
                                                                   ----------------------------------------------
                                                                   SIX MONTHS     YEAR     NINE MONTHS    PERIOD
                                                                      ENDED      ENDED         ENDED      ENDED
                                                                    SEPT. 30,   MARCH 31,    MARCH 31,   JUNE 30,
                                                                      2002       2002(7)      2001(6)     2000(2)
                                                                     ------      ------       ------      ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       1.00        1.00         1.00        1.00
 Income from investment operations:
 Net investment income                                         $       0.00+*      0.01*        0.03*       0.03*
 Total from investment operations                              $       0.00+       0.01         0.03        0.03
 Less distributions from:
 Net investment income                                         $       0.00+       0.01         0.03        0.03
 Total distributions                                           $       0.00+       0.01         0.03        0.03
 Net asset value, end of period                                $       1.00        1.00         1.00        1.00
 TOTAL RETURN(3):                                              %       0.00++      1.38         3.34        3.60

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     36,023      30,241       32,117      12,035
 Ratios to average net assets:
 Net expenses after expense reimbursement/recoupment(4)(5)     %       1.80        1.70**       1.64**      1.60**
 Gross expenses prior to expense reimbursement/recoupment(4)   %       1.81        1.75         1.50        3.03
 Net investment income after expense
 reimbursement/recoupment(4)(5)                                %       0.01        1.26         4.31        3.96

----------
(1)  Commenced operations on November 24, 1999.
(2)  Commenced operations on July 12, 1999.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
(6)  The Fund changed its fiscal year end to March 31.
(7) Effective May 21, 2001 ING Investments, LLC took over direct management of the Fund.
* Recognition of net investment income by the Fund was affected by the timing of the declaration of dividends by the underlying investment company in which the Fund invested.
** Does not include expenses of the investment company in which the Fund invested prior to May 2001.
+    Amount is less than $0.01 per share.
++   Amount is less than 0.01% per share.

                 See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND (UNAUDITED) (CONTINUED)               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS C
                                                                   ----------------------------------------------
                                                                   SIX MONTHS     YEAR      NINE MONTHS   PERIOD
                                                                      ENDED      ENDED         ENDED      ENDED
                                                                    SEPT. 30,   MARCH 31,    MARCH 31,   JUNE 30,
                                                                      2002       2002(7)      2001(6)     2000(2)
                                                                     ------      ------       ------      ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       1.00        1.00         1.00        1.00
 Income from investment operations:
 Net investment income                                         $       0.00+*      0.01*        0.03*       0.02*
 Total from investment operations                              $       0.00+       0.01         0.03        0.02
 Less distributions from:
 Net investment income                                         $       0.00+       0.01         0.03        0.02
 Total distributions                                           $       0.00+       0.01         0.03        0.02
 Net asset value, end of period                                $       1.00        1.00         1.00        1.00
 TOTAL RETURN(3):                                              %       0.01        1.33         3.34        3.58

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     10,777      10,403       27,404       5,431
 Ratios to average net assets:
 Net expenses after expense reimbursement/recoupment(4)(5)     %       1.80        1.68**       1.59**      1.60**
 Gross expenses prior to expense reimbursement/recoupment(4)   %       1.81        1.71         1.49        3.03
 Net investment income after expense
 reimbursement/recoupment(4)(5)                                %       0.02        1.60         4.36        3.96

----------
(1)  Commenced operations on November 24, 1999.
(2)  Commenced operations on July 12, 1999.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
(6)  The Fund changed its fiscal year end to March 31.
(7) Effective May 21, 2001 ING Investments, LLC took over direct management of the Fund.
* Recognition of net investment income by the Fund was affected by the timing of the declaration of dividends by the underlying investment company in which the Fund invested.
** Does not include expenses of the investment company in which the Fund invested prior to May 2001.
+    Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING LEXINGTON MONEY MARKET TRUST (UNAUDITED)                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                      SIX MONTHS     YEAR    THREE MONTHS
                                                         ENDED      ENDED        ENDED              YEAR ENDED DECEMBER 31,
                                                       SEPT. 30,   MARCH 31,   MARCH 31,   --------------------------------------
                                                         2002        2002       2001(5)    2000(2)     1999       1998      1997
                                                        ------      ------      -------    -------    ------     ------    ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $     1.00        1.00        1.00       1.00       1.00       1.00      1.00
 Income from investment operations:
 Net investment income                              $     0.00*       0.02        0.01       0.05     0.0425     0.0455    0.0458
 Total from investment operations                   $     0.00*       0.02        0.01       0.05     0.0425     0.0455    0.0458
 Less distributions from:
 Net investment income                              $     0.00*       0.02        0.01       0.05     0.0425     0.0455    0.0458
 Total distributions                                $     0.00*       0.02        0.01       0.05     0.0425     0.0455    0.0458
 Net asset value, end of period                     $     1.00        1.00        1.00       1.00       1.00       1.00      1.00
 TOTAL RETURN(1):                                   %     0.41        2.11        1.22       5.57       4.34       4.64      4.68

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $   51,739      55,222      63,177     62,859     97,850     87,488    95,149
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)     %     0.99        0.98        0.92       1.00       1.00       1.00      1.00
 Gross expenses prior to expense reimbursement(4)   %     0.99        1.08        0.92       1.08       1.01       1.05      1.04
 Net investment income after expense
 reimbursement(3)(4)                                %     0.81        2.15        4.85       5.53       4.26       4.56      4.58

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2) Effective July 26, 2000, ING Investments, LLC became the Investment Manager of the Trust.
(3) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investment, LLC within three years.
(4)  Annualized for periods less than one year.
(5)  The Trust changed its fiscal year end to March 31.
*    Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

       NOTES TO FINANCIAL STATEMENTS as of September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

ORGANIZATION. ING Funds Trust ("Trust") is a Delaware business trust registered as an open-end management investment company. The Trust was organized on July 30, 1998. It consists of nine separately managed series: ING GNMA Income Fund ("GNMA Fund"), ING High Yield Bond Fund ("High Yield Bond Fund"), ING High Yield Opportunity Fund ("High Yield Opportunity Fund"), ING Intermediate Bond Fund ("Intermediate Bond Fund"), ING National Tax-Exempt Bond Fund ("National Tax-Exempt Bond Fund"), ING Strategic Bond Fund ("Strategic Bond Fund", formerly ING Strategic Income Fund), ING Classic Money Market Fund, ING Money Market Fund and ING Lexington Money Market Trust ("Money Market Trust").

The investment objective of each Fund is described in each Fund's prospectus.

Prior to May 21, 2001, the date that ING Investments, LLC (formerly, ING Pilgrim Investments, LLC) took over direct management of the ING Money Market Fund, the Fund sought to achieve its investment objective by investing all its assets in Class A shares of the Primary Reserve Institutional Fund, a series of Reserve Institutional Trust, a registered open-end investment company. The Primary Reserve Institutional Fund declared dividends of its net investment income daily, which the ING Money Market Fund recorded as dividend income. In addition, the ING Money Market Fund incurred its own expenses.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class Q and Class T except for Money Market Trust which only offers Class A Shares. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

On September 1, 2000, ING Groep N.V. (NYSE:ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to some of the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquistions, the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Effective February 26, 2001, ING Pilgrim Investments, Inc.was merged into the newly formed ING Pilgrim Investments, LLC. Effective February 27, 2001, ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC. Effective March 1, 2002, the Adviser, Distributor and Administrator changed their names to ING Investments, LLC, ING Funds Distributor, Inc. and ING Funds Services, LLC, respectively. Effective October 1, 2002, the Distributor changed its name to ING Distributor, LLC.

REORGANIZATION. On December 17, 2001, the Boards of Directors/Trustees of each of various ING Funds approved plans of reorganization which were intended to decrease the number of corporate entities under which the ING Funds are organized (the "Reorganization") and align the open-end funds with similar open-end funds that share the same prospectus. The Reorganization resulted only in a change in corporate form of some of the ING Funds, with no change in the substance or investment aspects of the ING Funds.

As a result of the Reorganization, the following Funds reorganized into series of the Trust: GNMA Fund, High Yield Opportunity Fund, ING Money Market Fund, Strategic Bond Fund and Money Market Trust (collectively, the "Reorganizing Funds"). In this regard, the Board approved the creation of new series of ING Funds Trust to serve as "shells" (the "Shell Funds") into which Reorganized Funds were reorganized. The plans of reorganization provided for, among other things, the transfer of assets and liabilities of the Reorganizing Funds to

--------------------------------------------------------------------------------

the Shell Funds. Prior to September 21, 2002, the effective date of the Reorganization, the Shell Funds had only nominal assets. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial highlights shown for periods prior to September 21, 2002 are of the Reorganizing Fund. ING Classic Money Market Fund, High Yield Bond Fund, Intermediate Bond Fund and National Tax-Exempt Bond Fund were originally organized as series of the Trust and were not involved in the Reorganization.

Prior to the Reorganization, High Yield Opportunity Fund, Money Market Fund and Strategic Bond Fund were series of ING Mutual Funds ("Mutual Funds"). Mutual Funds is a Delaware business trust registered as an open-end management investment company and was organized in 1992.

Prior to the Reorganization, GNMA Fund was the sole series of ING GNMA Income Fund, Inc. ING GNMA Income Fund, Inc. was a Maryland corporation registered as an open-end management investment company and was organized on August 15, 1973.

Prior to the Reorganization, Lexington Money Market Trust was a Massachusetts business trust registered as an open-end, diversified management investment company and was organized on June 30, 1977.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Trustees. Investments in securities maturing in less than 60 days are valued at amortized cost, which approximates market value.

     ING Classic Money Market Fund, ING Money Market Fund and Money Market Trust use the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

     At September 30, 2002, the High Yield Opportunity Fund and the Strategic Bond Fund contained twelve and three securities, respectively, for which bid prices obtained from one or more dealers making markets in the securities were adjusted based on the Funds' valuation procedures. These securities had a total value of $5,847,223 (represents 1.91% of net assets), $84,733 (represents 0.18% of net assets), for the High Yield Opportunity Fund and the Strategic Bond Fund, respectively. In addition, at September 30, 2002, the High Yield Opportunity Fund and the High Yield Bond Fund contained twelve and two securities, respectively, for which market quotations were not readily available and which were valued at their fair value as determined in good faith and in accordance with policies set by the Board of Directors/Trustees. These securities had a total value of $3,277,323 (represents 1.07% of net assets) and $14 (represents 0.00% of net assets) for the High Yield Opportunity Fund and High Yield Bond Fund, respectively.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the

--------------------------------------------------------------------------------

     trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomesavailable to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities' current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. FOREIGN CURRENCY TRANSACTIONS. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund

--------------------------------------------------------------------------------

     records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-date. National Tax-Exempt Bond Fund, Intermediate Bond Fund, High Yield Opportunity Fund, High Yield Bond Fund, ING Money Market Fund, ING Classic Money Market Fund and Money Market Trust declare and become ex-dividend daily and pay dividends monthly. GNMA Fund and Strategic Bond Fund declare and become ex-dividend monthly and pay dividends monthly. Each Fund distributes capital gains, to the extent available, annually.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Trustees intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities with market values equal to at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund may incur a delay in the realization of proceeds, it may incur a loss if the value of the collateral securing the repurchase agreement declines, and it may incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Fund had the option to temporarily loan 331|M/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities. During the six months ended September 30, 2002, the Funds did not loan any securities.

J. PRINCIPLES OF PRESENTATION. Certain reclassifications have been made to the prior period financial statements to conform to the current year presentation.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six months ended September 30, 2002, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                  PURCHASES            SALES
                                -------------      -------------
GNMA Fund                       $          --      $          --
High Yield Bond Fund               37,061,664         35,404,057
High Yield Opportunity Fund       128,109,335        155,229,884
Intermediate Bond Fund            172,196,875        154,351,909
National Tax-Exempt Bond Fund       3,238,360          2,238,840
Strategic Bond Fund                24,005,153         31,019,203

U.S. Government Securities not included above were as follows:

                                  PURCHASES            SALES
                                -------------      -------------
GNMA Fund                       $ 622,096,890      $ 500,601,878
High Yield Bond Fund                  805,088            805,416
High Yield Opportunity Fund                --                 --
Intermediate Bond Fund            306,339,417        235,227,562
National Tax-Exempt Bond Fund              --                 --
Strategic Bond Fund                39,019,415         32,415,061

--------------------------------------------------------------------------------

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

All the Funds included in this report have an Investment Management Agreement with ING Investments, LLC (the "Manager", the "Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Fund -- 0.60% for the first $150 million, 0.50% of the next $250 million, 0.45% of the next $400 million and 0.40% in excess of $800 million; for National Tax-Exempt Bond and Intermediate Bond -- 0.50%; for Strategic Bond Fund -- 0.45% for the first $500 million, 0.40% of the next $250 million and 0.35% in excess of $750 million; for High Yield Opportunity Fund -- 0.60%; for High Yield Bond Fund -- 0.65%; for ING Money Market Fund -- 0.35%; for ING Classic Money Market Fund -- 0.25%; for Money Market Trust -- 0.50% for the first $500 million and 0.45% in excess of $500 million.

The fees payable to the Manager were discounted for the National Tax-Exempt Bond Fund, the Intermediate Bond Fund, the High Yield Bond Fund and the ING Classic Money Market Fund by 75% in each Fund's first year of operations, and by 50% in each Fund's second year of operations.

Prior to May 21, 2001, the Manager did not charge a management fee for ING Money Market Fund since the Fund invested solely in another open-end regulated investment company. However, the Fund compensated the Manager with an administrative fee, computed daily and payable monthly, at an annual rate of 0.25% of average daily net assets.

Furman Selz Capital Management LLC (FSCM), a registered investment advisor, serves as subadvisor to the National Tax-Exempt Bond Fund pursuant to a subadvisory agreement between the Adviser and FSCM. For its sevices FSCM receives from the Adviser, a fee equal to 0.25% of the average daily net assets of the Fund. ING Investment Management LLC (IIM), a registered investment advisor, serves as subadvisor to the Intermediate Bond Fund, High Yield Bond Fund and ING Classic Money Market Fund pursuant to a subadvisory agreement between the Adviser and IIM. For its services IIM receives from the Adviser, a fee equal to 0.25%, 0.325%, and 0.125%, respectively, of the average daily net assets of the Intermediate Bond Fund, High Yield Bond Fund and ING Classic Money Market Fund.

ING Funds Services, LLC (the "Administrator" or "IFS"), serves as administrator to each Fund. The GNMA Fund, National Tax-Exempt Bond Fund, Intermediate Bond Fund, Strategic Bond Fund, High Yield Opportunity Fund, High Yield Bond Fund, ING Money Market Fund and Money Market Trust pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets.

Prior to March 1, 2002, IFS acted as Shareholder Service Agent for the Strategic Bond Fund, High Yield Opportunity Fund and ING Money Market Fund.

--------------------------------------------------------------------------------

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                                 CLASS A   CLASS B   CLASS C   CLASS I   CLASS M   CLASS Q   CLASS T
                                 -------   -------   -------   -------   -------   -------   -------
GNMA Fund                         0.25%     1.00%     1.00%      N/A      0.75%     0.25%     0.65%
High Yield Bond Fund              0.35%     1.00%     1.00%      N/A       N/A       N/A       N/A
High Yield Opportunity Fund       0.35%     1.00%     1.00%      N/A      0.75%     0.25%     0.65%
Intermediate Bond Fund            0.35%     1.00%     1.00%      N/A       N/A       N/A       N/A
National Tax-Exempt Bond Fund     0.35%     1.00%     1.00%      N/A       N/A       N/A       N/A
Strategic Bond Fund               0.35%     0.75%     0.75%      N/A       N/A      0.25%      N/A
ING Classic Money Market Fund     0.75%     1.00%     1.00%      N/A       N/A       N/A       N/A
ING Money Market Fund             0.25%     1.00%     1.00%      N/A       N/A       N/A       N/A
Money Market Trust                 N/A       N/A       N/A       N/A       N/A       N/A       N/A

During the six months ended September 30, 2002, the Distributor waived 0.10% of the Distribution fee for National Tax-Exempt Bond Fund, Intermediate Bond Fund and High Yield Bond Fund for Class A only and waived 0.40% of the Distribution Fee for ING Classic Money Market Fund for Class A only.

For the six months ended September 30, 2002, the Distributor has retained $112,577 as sales charges from the proceeds of Class A Shares sold, $109,207 from the proceeds of Class C Shares redeemed, and $1,439 from the proceeds of Class M Shares sold.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2002, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                                                   ACCRUED
                                   ACCRUED                       SHAREHOLDER
                                 INVESTMENT       ACCRUED        SERVICES AND
                                 MANAGEMENT    ADMINISTRATIVE    DISTRIBUTION
                                    FEES            FEES             FEES         TOTAL
                                 ----------    --------------    ------------    --------
GNMA Fund                          325,654         66,035          278,644        670,333
High Yield Bond Fund                23,761          3,655           14,563         41,979
High Yield Opportunity Fund        157,141         26,890          215,634        399,665
Intermediate Bond Fund              55,700         11,140           57,446        124,286
National Tax-Exempt Bond Fund       11,441          2,288            7,483         21,212
Strategic Bond Fund                 18,948          5,179           20,251         44,378
ING Classic Money Market Fund      100,232          1,363          145,510        247,105
ING Money Market Fund               20,182          5,181           43,714         69,077
Money Market Trust                  21,367          4,272               --         25,639

At September 30, 2002, Lion Connecticut Holdings, Inc., a wholly-owned indirect subsidiary of ING Groep N.V., held 54.3%, 20.9%, 84.3% and 34.2% of the shares outstanding of High Yield Bond Fund, Intermediate Bond Fund, National Tax-Exempt Bond Fund and Strategic Bond Fund, respectively. Investment activities of this shareholder could have a material impact on the Funds.

--------------------------------------------------------------------------------

NOTE 7 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the following annual expenses to average daily net assets ratios:

                                 CLASS A   CLASS B   CLASS C   CLASS I   CLASS M   CLASS Q   CLASS T
                                 -------   -------   -------   -------   -------   -------   -------
GNMA Fund                         1.29%     2.04%     2.04%     1.04%     1.79%     1.29%     1.69%
High Yield Bond Fund              1.30%     2.05%     2.05%      N/A       N/A       N/A       N/A
High Yield Opportunity Fund       1.10%     1.75%     1.75%      N/A      1.50      1.00%     1.40%
Intermediate Bond Fund            1.15%     1.90%     1.90%     0.90%      N/A       N/A       N/A
National Tax-Exempt Bond Fund     1.15%     1.90%     1.90%      N/A       N/A       N/A       N/A
Strategic Bond Fund               0.95%     1.35%     1.35%      N/A       N/A      0.85%      N/A
ING Classic Money Market Fund     0.77%     1.41%     1.41%     0.31%      N/A       N/A       N/A
ING Money Market Fund             1.50%     2.25%     2.25%      N/A       N/A       N/A       N/A
Money Market Trust                1.00%      N/A       N/A       N/A       N/A       N/A       N/A

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

NOTE 8 -- LINE OF CREDIT

All of the Funds included in this report with the exception of GNMA Fund, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the six months ended September 30, 2002, the Funds did not have any loans outstanding.

NOTE 9 -- WHEN ISSUED SECURITIES (GNMA FUND)

The GNMA Fund, at times, may purchase GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed -- generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.

NOTE 10 -- CONSTRUCTION LOAN SECURITIES (GNMA FUND)

The GNMA Fund may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

--------------------------------------------------------------------------------

NOTE 11 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                     CLASS A SHARES
                                             ------------------------------
                                              SIX MONTHS          YEAR
                                                ENDED             ENDED
                                               SEPT. 30,        MARCH 31,
                                                 2002             2002
                                             -------------    -------------
GNMA FUND (NUMBER OF SHARES)
Shares sold                                     44,120,817       63,157,820
Shares issued as reinvestment of dividends       1,406,865        2,668,663
Shares redeemed                                (40,060,294)     (55,105,271)
                                             -------------    -------------
Net increase in shares outstanding               5,467,388       10,721,212
                                             =============    =============
GNMA FUND ($)
Shares sold                                  $ 387,034,105    $ 546,608,964
Shares issued as reinvestment of dividends      12,321,150       23,079,905
Shares redeemed                               (351,328,732)    (477,081,467)
                                             -------------    -------------
Net increase                                 $  48,026,523    $  92,607,402
                                             =============    =============

                                                     CLASS B SHARES                 CLASS C SHARES               CLASS I SHARES
                                              ----------------------------   ----------------------------   -----------------------
                                               SIX MONTHS        YEAR         SIX MONTHS          YEAR      SIX MONTHS     PERIOD
                                                  ENDED          ENDED          ENDED            ENDED         ENDED       ENDED
                                                SEPT. 30,      MARCH 31,       SEPT. 30,       MARCH 31,     SEPT. 30,    MARCH 31,
                                                  2002            2002           2002            2002          2002        2002(1)
                                              ------------    ------------   ------------    ------------   ----------   ----------
GNMA FUND (NUMBER OF SHARES)
Shares sold                                      5,026,665       6,022,864      4,533,263       4,825,457      420,886      210,287
Shares issued as reinvestment of dividends         139,107         186,731         73,250          72,008        8,231        1,232
Shares redeemed                                 (1,142,101)     (2,387,819)    (1,532,529)     (2,123,195)     (47,208)     (22,419)
                                              ------------    ------------   ------------    ------------   ----------   ----------
Net increase in shares outstanding               4,023,671       3,821,776      3,073,984       2,774,270      381,909      189,100
                                              ============    ============   ============    ============   ==========   ==========
GNMA FUND ($)
Shares sold                                   $ 44,398,929    $ 52,159,368   $ 39,786,180    $ 41,776,167   $3,738,582   $1,814,979
Shares issued in merger                                 --              --             --              --           --           --
Shares issued as reinvestment of dividends       1,216,056       1,612,231        641,463         622,914       72,573       10,679
Shares redeemed                                (10,034,795)    (20,607,683)   (13,289,321)    (18,282,654)    (415,819)    (191,917)
                                              ------------    ------------   ------------    ------------   ----------   ----------
Net increase                                  $ 35,580,190    $ 33,163,916   $ 27,138,322    $ 24,116,427   $3,395,336   $1,633,741
                                              ============    ============   ============    ============   ==========   ==========

                                                     CLASS M SHARES              CLASS Q SHARES                CLASS T SHARES
                                                ------------------------    -------------------------    --------------------------
                                                SIX MONTHS       YEAR       SIX MONTHS        YEAR       SIX MONTHS        YEAR
                                                   ENDED         ENDED        ENDED          ENDED          ENDED         ENDED
                                                 SEPT. 30,     MARCH 31,     SEPT. 30,     MARCH 31,      SEPT. 30,      MARCH 31,
                                                   2002          2002          2002          2002           2002           2002
                                                ----------    ----------    ----------    -----------    -----------    -----------
GNMA FUND (NUMBER OF SHARES)
Shares sold                                         65,242        34,505        14,313         93,434              3            177
Shares issued as reinvestment of dividends           1,467         1,394           196          3,377         25,851         72,423
Shares redeemed                                     (9,361)       (6,551)      (15,063)      (128,049)      (196,807)      (796,883)
                                                ----------    ----------    ----------    -----------    -----------    -----------
Net increase (decrease) in shares outstanding       57,348        29,348          (554)       (31,238)      (170,953)      (724,283)
                                                ==========    ==========    ==========    ===========    ===========    ===========
GNMA FUND ($)
Shares sold                                     $  579,210    $  300,488    $  126,826    $   813,238    $        24    $     1,546
Shares issued as reinvestment of dividends          12,931        12,067         1,729         29,255        226,241        625,787
Shares redeemed                                    (82,950)      (56,512)     (134,823)    (1,099,075)    (1,719,193)    (6,886,351)
                                                ----------    ----------    ----------    -----------    -----------    -----------
Net increase (decrease)                         $  509,191    $  256,043    $   (6,268)   $  (256,582)   $(1,492,928)   $(6,259,018)
                                                ==========    ==========    ==========    ===========    ===========    ===========

----------
(1)  Class I commenced operations on January 7, 2002.

--------------------------------------------------------------------------------

                                                       CLASS A SHARES                  CLASS B SHARES
                                                ----------------------------    ----------------------------
                                                 SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                                    ENDED          ENDED           ENDED           ENDED
                                                  SEPT. 30,       MARCH 31,      SEPT. 30,        MARCH 31,
                                                    2002            2002            2002            2002
                                                ------------    ------------    ------------    ------------
HIGH YIELD BOND FUND (NUMBER OF SHARES)
Shares sold                                          699,084       2,794,127         271,028         451,236
Shares issued as reinvestment of dividends           135,475         302,345          10,981          26,235
Shares redeemed                                     (992,910)     (2,261,582)       (172,727)       (250,521)
                                                ------------    ------------    ------------    ------------
Net increase (decrease) in shares outstanding       (158,351)        834,890         109,282         226,950
                                                ============    ============    ============    ============
HIGH YIELD BOND FUND ($)
Shares sold                                     $  5,861,902    $ 24,410,505    $  2,238,917    $  4,004,927
Shares issued as reinvestment of dividends         1,115,082       2,679,680          90,288         232,795
Shares redeemed                                   (8,224,440)    (19,826,039)     (1,415,509)     (2,217,572)
                                                ------------    ------------    ------------    ------------
Net increase (decrease)                         $ (1,247,456)   $  7,264,146    $    913,696    $  2,020,150
                                                ============    ============    ============    ============

                                                       CLASS C SHARES
                                                ----------------------------
                                                 SIX MONTHS         YEAR
                                                   ENDED           ENDED
                                                 SEPT. 30,        MARCH 31,
                                                    2002            2002
                                                ------------    ------------
HIGH YIELD BOND FUND (NUMBER OF SHARES)
Shares sold                                           79,629          83,521
Shares issued as reinvestment of dividends             3,375           7,820
Shares redeemed                                      (57,050)        (44,804)
                                                ------------    ------------
Net increase in shares outstanding                    25,954          46,537
                                                ============    ============
HIGH YIELD BOND FUND ($)
Shares sold                                     $    667,957    $    735,222
Shares issued as reinvestment of dividends            27,748          69,372
Shares redeemed                                     (463,398)       (391,654)
                                                ------------    ------------
Net increase                                    $    232,307    $    412,940
                                                ============    ============

--------------------------------------------------------------------------------

                                                         CLASS A SHARES                    CLASS B SHARES
                                                 ------------------------------    ------------------------------
                                                  SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                    ENDED            ENDED             ENDED           ENDED
                                                  SEPT. 30,         MARCH 31,        SEPT. 30,        MARCH 31,
                                                     2002             2002             2002             2002
                                                 -------------    -------------    -------------    -------------
HIGH YIELD OPPORTUNITY FUND (NUMBER OF SHARES)
Shares sold                                          6,053,315        7,384,162          820,596        2,122,908
Shares issued in merger                              6,407,106               --       14,095,676               --
Shares issued as reinvestment of dividends             257,237          386,832          470,019          708,385
Shares redeemed                                     (8,310,504)      (7,052,007)      (4,196,812)      (4,559,558)
                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding        4,407,154          718,987       11,189,479       (1,728,265)
                                                 =============    =============    =============    =============
HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                                      $  43,704,114    $  58,175,845    $   5,935,692    $  16,743,471
Shares issued in merger                             48,565,867               --      107,380,857               --
Shares issued as reinvestment of dividends           1,786,385        3,009,696        3,281,021        5,501,455
Shares redeemed                                    (59,746,606)     (55,398,519)     (29,603,852)     (35,664,329)
                                                 -------------    -------------    -------------    -------------
Net increase (decrease)                          $  34,309,760    $   5,787,022    $  86,993,718    $ (13,419,403)
                                                 =============    =============    =============    =============

                                                         CLASS C SHARES              CLASS M
                                                 ------------------------------    -------------
                                                  SIX MONTHS           YEAR           PERIOD
                                                     ENDED            ENDED            ENDED
                                                   SEPT. 30.        MARCH 31,        SEPT. 30,
                                                     2002             2002            2002(1)
                                                 -------------    -------------    -------------
HIGH YIELD OPPORTUNITY FUND (NUMBER OF SHARES)
Shares sold                                            359,285          793,691              219
Shares issued in merger                                590,240               --          628,797
Shares issued as reinvestment of dividends              64,386          131,261           11,520
Shares redeemed                                       (700,223)      (1,491,553)         (67,117)
                                                 -------------    -------------    -------------
Net increase (decrease) in shares outstanding          313,688         (566,601)         573,419
                                                 =============    =============    =============
HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                                      $   2,662,036    $   6,403,212    $       1,812
Shares issued in merger                              4,492,905               --        4,766,282
Shares issued as reinvestment of dividends             453,001        1,024,746           78,417
Shares redeemed                                     (4,952,347)     (11,855,613)        (468,178)
                                                 -------------    -------------    -------------
Net increase (decrease)                          $   2,655,595    $  (4,427,655)   $   4,378,333
                                                 =============    =============    =============

                                                          CLASS Q SHARES                   CLASS T SHARES
                                                 ------------------------------    ------------------------------
                                                  SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                     ENDED            ENDED            ENDED            ENDED
                                                   SEPT. 30,         MARCH 31,       SEPT. 30,         MARCH 31,
                                                     2002             2002             2002             2002
                                                 -------------    -------------    -------------    -------------
HIGH YIELD OPPORTUNITY FUND (NUMBER OF SHARES)
Shares sold                                                272          374,119               --            5,425
Shares issued in merger                                  2,500               --               --               --
Shares issued as reinvestment of dividends               2,565           24,396           42,319          137,220
Shares redeemed                                        (35,189)        (527,306)        (465,286)        (896,484)
                                                 -------------    -------------    -------------    -------------
Net decrease in shares outstanding                     (29,852)        (128,791)        (422,967)        (753,839)
                                                 =============    =============    =============    =============
HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                                      $       2,024    $   3,014,721    $          --    $      23,154
Shares issued in merger                                 19,032               --               --               --
Shares issued as reinvestment of dividends              18,409          191,409          299,316        1,073,078
Shares redeemed                                       (240,469)      (4,139,454)      (3,291,803)      (7,059,452)
                                                 -------------    -------------    -------------    -------------
Net decrease                                     $    (201,004)   $    (933,324)   $  (2,992,487)   $  (5,963,220)
                                                 =============    =============    =============    =============

----------
(1)  Class M Shares commenced operations on May 17, 2002.

--------------------------------------------------------------------------------

                                                    CLASS A SHARES                  CLASS B SHARES
                                             ----------------------------    ----------------------------
                                              SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                                ENDED            ENDED           ENDED           ENDED
                                              SEPT. 30,        MARCH 31,       SEPT. 30,       MARCH 31,
                                                 2002            2002            2002            2002
                                             ------------    ------------    ------------    ------------
INTERMEDIATE BOND FUND (NUMBER OF SHARES)
Shares sold                                     6,002,604       5,035,127       2,551,476       1,144,345
Shares issued as reinvestment of dividends         89,484         403,357          18,504          59,528
Shares redeemed                                (2,902,032)     (4,549,770)       (267,357)       (346,703)
                                             ------------    ------------    ------------    ------------
Net increase in shares outstanding              3,190,056         888,714       2,302,623         857,170
                                             ============    ============    ============    ============
INTERMEDIATE BOND FUND ($)
Shares sold                                  $ 61,378,954    $ 52,129,574    $ 26,103,936    $ 11,851,772
Shares issued as reinvestment of dividends        914,888       4,097,319         189,537         601,448
Shares redeemed                               (29,624,913)    (47,299,269)     (2,723,515)     (3,506,893)
                                             ------------    ------------    ------------    ------------
Net increase                                 $ 32,668,929    $  8,927,624    $ 23,569,958    $  8,946,327
                                             ============    ============    ============    ============

                                                    CLASS C SHARES                  CLASS I SHARES
                                             ----------------------------    ----------------------------
                                              SIX MONTHS         YEAR         SIX MONTHS        PERIOD
                                                 ENDED           ENDED          ENDED            ENDED
                                               SEPT. 30,       MARCH 31,      SEPT. 30,        MARCH 31,
                                                 2002            2002            2002           2002(1)
                                             ------------    ------------    ------------    ------------
INTERMEDIATE BOND FUND (NUMBER OF SHARES)
Shares sold                                     2,015,566         703,512         303,607       1,005,783
Shares issued as reinvestment of dividends         10,922          42,864          23,056          10,435
Shares redeemed                                  (294,034)       (540,629)       (102,244)        (27,796)
                                             ------------    ------------    ------------    ------------
Net increase in shares outstanding              1,732,454         205,747         224,419         988,422
                                             ============    ============    ============    ============
INTERMEDIATE BOND FUND ($)
Shares sold                                  $ 20,631,186    $  7,201,959    $  3,097,407    $ 10,071,273
Shares issued as reinvestment of dividends        111,915         435,184         235,626         104,328
Shares redeemed                                (2,999,997)     (5,601,691)     (1,032,846)       (277,109)
                                             ------------    ------------    ------------    ------------
Net increase                                 $ 17,743,104    $  2,035,452    $  2,300,187    $  9,898,492
                                             ============    ============    ============    ============

----------
(1)  Class I Shares commenced operations on January 8, 2002.

--------------------------------------------------------------------------------

                                                          CLASS A SHARES
                                                   ----------------------------
                                                    SIX MONTHS         YEAR
                                                       ENDED          ENDED
                                                     SEPT. 30,       MARCH 31,
                                                       2002            2002
                                                   ------------    ------------
NATIONAL TAX-EXEMPT BOND FUND (NUMBER OF SHARES)
Shares sold                                              63,845         385,229
Shares issued as reinvestment of dividends               42,390          84,914
Shares redeemed                                          (5,324)       (357,753)
                                                   ------------    ------------
Net increase in shares outstanding                      100,911         112,390
                                                   ============    ============
NATIONAL TAX-EXEMPT BOND FUND ($)
Shares sold                                        $    685,751    $  4,047,524
Shares issued as reinvestment of dividends              451,385         889,178
Shares redeemed                                         (56,853)     (3,766,931)
                                                   ------------    ------------
Net increase                                       $  1,080,283    $  1,169,771
                                                   ============    ============

                                                          CLASS B SHARES                  CLASS C SHARES
                                                   ----------------------------    ----------------------------
                                                    SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                                       ENDED           ENDED           ENDED           ENDED
                                                     SEPT. 30,       MARCH 31,       SEPT. 30,       MARCH 31,
                                                       2002            2002            2002            2002
                                                   ------------    ------------    ------------    ------------
NATIONAL TAX-EXEMPT BOND FUND (NUMBER OF SHARES)
Shares sold                                             141,037          68,805          16,672          38,358
Shares issued as reinvestment of dividends                1,131           1,483             423           1,373
Shares redeemed                                         (42,295)         (3,696)         (3,326)        (55,451)
                                                   ------------    ------------    ------------    ------------
Net increase (decrease) in shares outstanding            99,873          66,592          13,769         (15,720)
                                                   ============    ============    ============    ============
NATIONAL TAX-EXEMPT BOND FUND ($)
Shares sold                                        $  1,495,131    $    724,114    $    180,160    $    405,770
Shares issued as reinvestment of dividends               12,053          15,515           4,504          14,387
Shares redeemed                                        (452,663)        (38,798)        (35,977)       (580,473)
                                                   ------------    ------------    ------------    ------------
Net increase (decrease)                            $  1,054,521    $    700,831    $    148,687    $   (160,316)
                                                   ============    ============    ============    ============

--------------------------------------------------------------------------------

                                                       CLASS A SHARES                 CLASS B SHARES
                                                ----------------------------    ----------------------------
                                                 SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                                    ENDED          ENDED           ENDED           ENDED
                                                  SEPT. 30,      MARCH 31,       SEPT. 30,        MARCH 31,
                                                    2002            2002            2002            2002
                                                ------------    ------------    ------------    ------------
STRATEGIC BOND FUND (NUMBER OF SHARES)
Shares sold                                        1,726,077       4,697,482         270,429         674,202
Shares issued as reinvestment of dividends            98,538         226,982          15,251          31,890
Shares redeemed                                   (2,160,120)     (5,100,284)       (218,714)       (368,456)
                                                ------------    ------------    ------------    ------------
Net increase (decrease) in shares outstanding       (335,505)       (175,820)         66,966         337,636
                                                ============    ============    ============    ============
STRATEGIC BOND FUND ($)
Shares sold                                     $ 18,820,792    $ 53,226,132    $  2,868,877    $  7,477,720
Shares issued in merger                                   --              --              --              --
Shares issued as reinvestment of dividends         1,071,087       2,571,224         161,756         352,785
Shares redeemed                                  (23,554,615)    (57,817,171)     (2,324,067)     (4,086,298)
                                                ------------    ------------    ------------    ------------
Net increase (decrease)                         $ (3,662,736)   $ (2,019,815)   $    706,566    $  3,744,207
                                                ============    ============    ============    ============

                                                       CLASS C SHARES                  CLASS Q SHARES
                                                ----------------------------    ----------------------------
                                                 SIX MONTHS         YEAR         SIX MONTHS        YEAR
                                                    ENDED           ENDED           ENDED          ENDED
                                                  SEPT. 30,       MARCH 31,       SEPT. 30,       MARCH 31,
                                                    2002            2002            2002            2002
                                                ------------    ------------    ------------    ------------
STRATEGIC BOND FUND (NUMBER OF SHARES)
Shares sold                                          287,907         730,521             782         152,597
Shares issued as reinvestment of dividends             6,382          16,633             305           1,329
Shares redeemed                                     (355,404)       (735,217)         (2,332)       (165,279)
                                                ------------    ------------    ------------    ------------
Net increase (decrease) in shares outstanding        (61,115)         11,937          (1,245)        (11,353)
                                                ============    ============    ============    ============
STRATEGIC BOND FUND ($)
Shares sold                                     $  3,209,484    $  8,465,693    $      8,000    $  1,640,404
Shares issued in merger                                   --              --              --              --
Shares issued as reinvestment of dividends            71,053         192,316           3,132          14,311
Shares redeemed                                   (3,965,283)     (8,486,891)        (23,868)     (1,784,646)
                                                ------------    ------------    ------------    ------------
Net increase (decrease)                         $   (684,746)   $    171,118    $    (12,736)   $   (129,931)
                                                ============    ============    ============    ============

--------------------------------------------------------------------------------

                                                           CLASS A SHARES                    CLASS B SHARES
                                                   ------------------------------    ------------------------------
                                                    SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                       ENDED            ENDED            ENDED           ENDED
                                                     SEPT. 30,        MARCH 31,        SEPT. 30,        MARCH 31,
                                                       2002             2002             2002             2002
                                                   -------------    -------------    -------------    -------------
ING CLASSIC MONEY MARKET FUND (NUMBER OF SHARES)
Shares sold                                          381,782,952      975,047,539          544,269          243,751
Shares issued as reinvestment of dividends             2,997,814       14,496,071            5,541           51,325
Shares redeemed                                     (454,155,749)    (955,149,292)      (1,130,562)      (1,021,831)
                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding        (69,374,983)      34,394,318         (580,752)        (726,755)
                                                   =============    =============    =============    =============
ING CLASSIC MONEY MARKET FUND ($)
Shares sold                                        $ 381,782,952    $ 975,047,296    $     544,269    $     243,715
Shares issued as reinvestment of dividends             2,997,814       14,496,071            5,541           51,325
Shares redeemed                                     (454,155,749)    (955,149,292)      (1,130,562)      (1,021,831)
                                                   -------------    -------------    -------------    -------------
Net increase (decrease)                            $ (69,374,983)   $  34,394,075    $    (580,752)   $    (726,791)
                                                   =============    =============    =============    =============

                                                           CLASS C SHARES                   CLASS I SHARES
                                                   ------------------------------    ------------------------------
                                                    SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                       ENDED           ENDED             ENDED            ENDED
                                                     SEPT. 30,        MARCH 31,        SEPT. 30,        MARCH 31,
                                                       2002             2002             2002             2002
                                                   -------------    -------------    -------------    -------------
ING CLASSIC MONEY MARKET FUND (NUMBER OF SHARES)
Shares sold                                                8,847           95,399               --              106
Shares issued as reinvestment of dividends                 1,632           44,817               --          265,050
Shares redeemed                                         (109,005)      (2,133,740)             (96)     (11,083,870)
                                                   -------------    -------------    -------------    -------------
Net decrease in shares outstanding                       (98,526)      (1,993,524)             (96)     (10,818,714)
                                                   =============    =============    =============    =============
ING CLASSIC MONEY MARKET FUND ($)
Shares sold                                        $       8,847    $      95,380    $          --    $         106
Shares issued as reinvestment of dividends                 1,632           44,817               --          265,050
Shares redeemed                                         (109,005)      (2,133,740)             (96)     (11,083,870)
                                                   -------------    -------------    -------------    -------------
Net decrease                                       $     (98,526)   $  (1,993,543)   $         (96)   $ (10,818,714)
                                                   =============    =============    =============    =============

--------------------------------------------------------------------------------

                                                         CLASS A SHARES
                                                 ------------------------------
                                                  SIX MONTHS          YEAR
                                                     ENDED            ENDED
                                                   SEPT. 30,        MARCH 31,
                                                     2002             2002
                                                 -------------    -------------
ING MONEY MARKET FUND (NUMBER OF SHARES)
Shares sold                                        153,831,185      747,016,244
Shares issued as reinvestment of dividends              83,643          896,286
Shares redeemed                                   (159,120,147)    (792,532,461)
                                                 -------------    -------------
Net decrease in shares outstanding                  (5,205,319)     (44,619,931)
                                                 =============    =============
ING MONEY MARKET FUND ($)
Shares sold                                      $ 153,831,185    $ 747,016,244
Shares issued as reinvestment of dividends              83,643          896,286
Shares redeemed                                   (159,120,147)    (792,532,461)
                                                 -------------    -------------
Net decrease                                     $  (5,205,319)   $ (44,619,931)
                                                 =============    =============

                                                         CLASS B SHARES                    CLASS C SHARES
                                                 ------------------------------    ------------------------------
                                                  SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                     ENDED            ENDED            ENDED           ENDED
                                                   SEPT. 30,        MARCH 31,        SEPT. 30,        MARCH 31,
                                                     2002             2002             2002             2002
                                                 -------------    -------------    -------------    -------------
ING MONEY MARKET FUND (NUMBER OF SHARES)
Shares sold                                         26,635,480       53,297,901       30,942,560      148,663,160
Shares issued as reinvestment of dividends               1,257          339,135              913          185,657
Shares redeemed                                    (20,856,736)     (55,511,975)     (30,570,158)    (165,850,469)
                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding        5,780,001       (1,874,939)         373,315      (17,001,652)
                                                 =============    =============    =============    =============
ING MONEY MARKET FUND ($)
Shares sold                                      $  26,635,480    $  53,297,901    $  30,942,560    $ 148,663,160
Shares issued as reinvestment of dividends               1,257          339,135              913          185,657
Shares redeemed                                    (20,856,736)     (55,511,975)     (30,570,158)    (165,850,469)
                                                 -------------    -------------    -------------    -------------
Net increase (decrease)                          $   5,780,001    $  (1,874,939)   $     373,315    $ (17,001,652)
                                                 =============    =============    =============    =============

                                                         CLASS A SHARES
                                                 ------------------------------
                                                  SIX MONTHS          YEAR
                                                     ENDED            ENDED
                                                   SEPT. 30,        MARCH 31,
                                                     2002              2002
                                                 -------------    -------------
MONEY MARKET TRUST (NUMBER OF SHARES)
Shares sold                                         10,733,370       28,781,871
Shares issued as reinvestment of dividends             211,131        1,227,271
Shares redeemed                                    (14,427,535)     (37,963,635)
                                                 -------------    -------------
Net decrease in shares outstanding                  (3,483,034)      (7,954,493)
                                                 =============    =============
MONEY MARKET TRUST ($)
Shares sold                                      $  10,733,370    $  28,781,871
Shares issued as reinvestment of dividends             211,131        1,227,271
Shares redeemed                                    (14,427,535)     (37,963,635)
                                                 -------------    -------------
Net decrease                                     $  (3,483,034)   $  (7,954,493)
                                                 =============    =============

--------------------------------------------------------------------------------

NOTE 12 -- CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Opportunity Fund and Strategic Bond Fund had 20.13% and 7.53%, respectively, of their portfolios invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At September 30, 2002, the High Yield Opportunity Fund held Adelphia Business Solutions, Inc., Classic Cable, Inc., EXDS, Inc., ICG Services, Inc., SA Telecommunications, Inc., Source Media, Inc., Telwest Communications PLC, US Interactive and WinStar Communications, Inc. The aggregate value for these securities was $4,659,703. The Strategic Bond Fund held WinStar Communications, Inc. and the value of this security was $200.

For financial reporting purposes, it is each Fund's accounting practice to discontinue the accrual of income and to provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

NOTE 13 -- FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders for six months ended September 30, 2002 was as follows:

                                  ORDINARY      TAX-EXEMPT     TAX RETURN
                                   INCOME         INCOME       OF CAPITAL
                                 -----------    -----------    -----------
GNMA Fund                        $17,865,037    $        --    $        --
High Yield Bond Fund               1,689,151             --             --
High Yield Opportunity Fund       16,976,926             --             --
Intermediate Bond Fund             1,823,225             --             --
National Tax-Exempt Bond Fund             --        488,824             --
Strategic Bond Fund                1,751,464             --             --
ING Classic Money Market Fund      3,099,455             --             --
ING Money Market Fund                114,340             --             --
Money Market Trust                   219,830             --             --

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows at March 31, 2002:

                                                  AMOUNT        EXPIRATION DATES
                                               ------------     ----------------
GNMA Fund                                      $ 16,472,090       2003 - 2010
High Yield Bond Fund                              5,388,610       2008 - 2010
High Yield Opportunity Fund                     459,417,528       2004 - 2010
Strategic Bond Fund                               9,471,478       2006 - 2010

A portion of the amount of these losses may be limited in the future due to previous fund mergers.

--------------------------------------------------------------------------------

NOTE 14 -- REORGANIZATIONS

On February 23, 2001, March 23, 2001 and May 17, 2002, certain Funds, as listed below (each an: "Acquiring Fund"), acquired the assets and certain liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 11 -- Capital Shares. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                                    ACQUIRED FUND
                                                                                                      UNREALIZED
 ACQUIRING                  ACQUIRED                 TOTAL NET ASSETS OF   TOTAL NET ASSETS OF       APPRECIATION
   FUND                       FUND                   ACQUIRED FUND (000)   ACQUIRING FUND (000)   (DEPRECIATION)(000)
   ----                       ----                   -------------------   --------------------   -------------------
GNMA Fund        Pilgrim Government Securities
                   Income Fund                             $121,742              $391,489              $   2,145

High Yield       Pilgrim High Total Return Fund I           106,620               140,145               (135,704)
 Opportunity     Pilgrim High Total Return Fund II           50,849               140,145                (28,974)
 Fund

Strategic        Pilgrim Global Income Fund                  14,716                13,785                   (104)
 Bond Fund       Pilgrim International Bond Fund             23,582                13,785                   (799)

High Yield
 Opportunity
 Fund            ING High Yield Fund                        165,225               242,666                 (3,897)

The net assets of GNMA Fund, Strategic Bond Fund and High Yield Opportunity Fund after the acquisition were approximately $513,231,000, $52,083,000 and $297,614,000, respectively. The net assets of High Yield Opportunity Fund after the May 17, 2002 reorganization were $407,891,000.

--------------------------------------------------------------------------------

NOTE 15 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund's Board of Trustees, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of the Fund's net assets, at market value, at time of purchase.

                                                                PRINCIPAL     INITIAL                                 PERCENT
                                                                 AMOUNT/    ACQUISITION                               OF NET
FUND                               SECURITY                      SHARES         DATE         COST         VALUE       ASSETS
----                               --------                    ----------    --------     -----------   ----------    ------
High Yield
 Opportunity     CHC Helicopter Corp.                          $    2,000    12/14/00     $    12,358   $   40,560      0.01%
                 Comforce Corp. Warrants                           92,950    12/23/98              --          930      0.00%
                 Dayton Superior Corp. Warrants                     3,100    08/10/00              --       31,000      0.01%
                 ICG Services, Inc., 10.000%, due 02/15/08      3,600,000    03/06/00       2,748,329       36,000      0.01%
                 Int'l Utility Structures, Inc. Warrants           10,000    06/28/01              --           --      0.00%
                 Int'l Utility Structures, Inc., 13.000%,
                   due 02/01/08                                 2,456,000    08/01/01         828,382      552,600      0.18%
                 International Fast Food Corp.                    220,738    11/04/97      14,676,275           --      0.00%
                 International Wireless Communications
                   Holdings, Inc.                                 483,445    08/09/96       8,452,566        4,834      0.00%
                 Jordan Telecommunications                          2,350    01/31/00              --       95,504      0.03%
                 North Atlantic Trading Co. Warrants                5,480    06/18/97         210,003           55      0.00%
                 Orion Refining Corp.                             866,408    12/10/98         409,800           25      0.00%
                 Packaged Ice, Inc. Warrants                       21,705    04/11/97         653,333      217,050      0.07%
                 Poland Telekom, Inc. Warrants                      7,000    03/31/99              --           --      0.00%
                 SA Telecommunications, Inc.,10.000%
                   due 08/15/06                                 3,800,000    03/24/97       3,230,000           --      0.00%
                 SA Telecommunications, Inc.,10.000%
                 due 08/15/06                                   5,000,000    08/11/97       3,500,000           --      0.00%
                 SA Telecommunications, Inc.,10.000%
                   due 08/15/06                                 8,500,000    08/06/96       8,500,000           --      0.00%
                 Simula, Inc., 8.000%, due 05/01/04             3,000,000    04/24/97       3,000,000    2,370,000      0.78%
                 Travelcenters of America, Inc. Warrants            6,000    11/09/00          69,519       92,250      0.03%
                 US Interactive Warrants                            3,833    06/01/99              --           --      0.00%
                 US Interactive, 12.000%, due 04/17/05          8,267,451    04/07/98       8,267,451      789,542      0.26%
                 Westways Funding II Ltd.,18.370%
                   due 01/29/03                                   500,000    01/27/98         500,000       65,000      0.02%
                                                                                          -----------   ----------     -----
                                                                                           55,058,016    4,295,350      1.40%
                                                                                          ===========   ==========     =====
Strategic Bond   East Coast Power LLC, 7.536%,due 06/30/17         78,000    04/14/99          78,000       72,978      0.15%
                 Enersis S.A. 6.600%, due 12/01/26                 20,000    02/23/99          19,082       18,335      0.04%
                 FHLMC, 9.000%, due 06/01/06                        2,445    01/24/97           2,495        2,558      0.01%
                 FHLMC, 10.000%, due 10/01/03                       2,841    01/23/96           2,894        2,921      0.01%
                 FNMA, 9.500%, due 06/01/05                         3,415    12/11/97           3,488        3,445      0.01%
                 FNMA, 9.500%, due 07/01/06                         3,284    01/29/96           3,383        3,368      0.01%
                 FNMA, 9.500%, due 05/01/07                         4,604    04/01/97           4,718        4,633      0.01%
                 GNMA, 8.500%, due 02/15/21                         1,338    04/01/97           1,381        1,468      0.00%
                 North Atlantic Trading, Inc. Warrants                250    04/11/01              --            3      0.00%
                 Simula, Inc., 8.000%, due 05/01/04               107,000    01/04/01          75,267       84,530      0.18%
                 Unikredit Realkredit, 6.000%, due 07/01/29           969    10/16/98             149          130      0.00%
                                                                                          -----------   ----------     -----
                                                                                              190,857      194,369      0.42%
                                                                                          ===========   ==========     =====

--------------------------------------------------------------------------------

NOTE 16 -- SUBSEQUENT EVENTS

DIVIDENDS. Subsequent to September 30, 2002, the following Funds declared dividends from net investment income of:

                    PER SHARE
                      AMOUNT           PAYABLE DATE             RECORD DATE
                     -------          ---------------        ------------------
GNMA FUND
Class A              $0.0350          October 3, 2002        September 30, 2002
Class B              $0.0297          October 3, 2002        September 30, 2002
Class C              $0.0298          October 3, 2002        September 30, 2002
Class I              $0.0376          October 3, 2002        September 30, 2002
Class M              $0.0310          October 3, 2002        September 30, 2002
Class Q              $0.0354          October 3, 2002        September 30, 2002
Class T              $0.0320          October 3, 2002        September 30, 2002
Class A              $0.0350          November 5, 2002       October 31, 2002
Class B              $0.0296          November 5, 2002       October 31, 2002
Class C              $0.0296          November 5, 2002       October 31, 2002
Class I              $0.0377          November 5, 2002       October 31, 2002
Class M              $0.0314          November 5, 2002       October 31, 2002
Class Q              $0.0358          November 5, 2002       October 31, 2002
Class T              $0.0320          November 5, 2002       October 31, 2002

HIGH YIELD BOND FUND
Class A              $0.0525          November 1, 2002       Daily
Class B              $0.0474          November 1, 2002       Daily
Class C              $0.0470          November 1, 2002       Daily

HIGH YIELD OPPORTUNITY FUND
Class A              $0.0650          November 1, 2002       Daily
Class B              $0.0616          November 1, 2002       Daily
Class C              $0.0615          November 1, 2002       Daily
Class M              $0.0630          November 1, 2002       Daily
Class Q              $0.0667          November 1, 2002       Daily
Class T              $0.0635          November 1, 2002       Daily

INTERMEDIATE BOND FUND
Class A              $0.0262          November 1, 2002       Daily
Class B              $0.0194          November 1, 2002       Daily
Class C              $0.0196          November 1, 2002       Daily
Class I              $0.0294          November 1, 2002       Daily

NATIONAL TAX-EXEMPT BOND FUND
Class A              $0.0325          November 1, 2002       Daily
Class B              $0.0258          November 1, 2002       Daily
Class C              $0.0255          November 1, 2002       Daily

STRATEGIC BOND FUND
Class A              $0.0450          October 3, 2002        September 30, 2002
Class B              $0.0432          October 3, 2002        September 30, 2002
Class C              $0.0424          October 3, 2002        September 30, 2002
Class Q              $0.0493          October 3, 2002        September 30, 2002
Class A              $0.0450          November 5, 2002       October 31, 2002
Class B              $0.0416          November 5, 2002       October 31, 2002
Class C              $0.0408          November 5, 2002       October 31, 2002
Class Q              $0.0480          November 5, 2002       October 31, 2002

ING CLASSIC MONEY MARKET FUND
Class A              $0.0009          November 1, 2002       Daily
Class B              $0.0004          November 1, 2002       Daily
Class C              $0.0004          November 1, 2002       Daily
Class I              $    --          November 1, 2002       Daily

ING MONEY MARKET FUND
Class A              $0.0006          November 1, 2002       Daily
Class B              $0.0000          November 1, 2002       Daily
Class C              $0.0000          November 1, 2002       Daily

MONEY MARKET TRUST
Class A              $0.0007          November 1, 2002       Daily

ING
GNMA
Income
Fund
          PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 84.07%
                    FEDERAL HOME LOAN MORTGAGE CORPORATION: 0.83%
$  1,753,804        7.000% due 11/01/14                           $   1,853,905
   4,115,524        7.500% due 12/01/14-01/01/30                      4,362,171
     582,295        8.000% due 01/01/30                                 621,709
                                                                  -------------
                                                                      6,837,785
                                                                  -------------
                    FEDERAL NATIONAL MORTGAGE ASSOCIATION: 0.70%
     588,988        6.500% due 06/01/14                                 618,384
     859,751        7.000% due 03/01/15                                 910,165
   1,013,801        7.500% due 05/01/28                               1,071,803
   2,936,996        8.500% due 08/01/11-09/01/15                      3,233,112
                                                                  -------------
                                                                      5,833,464
                                                                  -------------
                    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 82.54%
     183,321        5.500% due 04/20/29                                 186,838
     562,314        5.650% due 07/15/29                                 578,654
  81,876,363        6.000% due 07/15/28-09/15/32                     85,022,258
   3,185,808        6.250% due 04/15/26-04/15/28                      3,310,351
     137,335        6.340% due 02/15/29                                 142,885
     580,053        6.350% due 09/15/33                                 645,161
   5,866,224        6.400% due 10/15/33-08/15/38                      6,545,728
   1,182,003        6.470% due 09/15/33                               1,322,517
  87,360,244        6.500% due 02/15/22-02/15/40                     93,051,777
  15,525,253        6.625% due 07/15/33-01/15/40                     17,483,744
   4,756,681        6.650% due 12/15/13-09/15/32                      5,292,010
   3,545,337        6.670% due 01/15/40                               4,007,511
   6,245,530        6.688% due 07/15/40                               7,058,748
     417,880        6.700% due 08/15/14-12/15/14                        439,385
   4,344,972        6.745% due 10/15/39                               4,929,420
  15,713,006        6.750% due 06/15/13-01/15/41                     17,450,724
   2,871,408        6.810% due 07/15/39                               3,270,412
   4,132,399        6.820% due 05/15/31-04/15/34                      4,687,711
   9,938,425        6.840% due 12/15/31                              11,307,997
   1,816,934        6.870% due 03/15/39                               2,076,606
   5,979,715        6.875% due 01/15/29-02/15/40                      6,812,728
   2,208,848        6.900% due 01/15/32                               2,515,248
   2,940,780        6.950% due 12/15/29                               3,027,014
 158,257,004        7.000% due 09/15/23-12/15/35                    166,660,527
   9,061,174        7.010% due 02/15/37                              10,386,874
     968,571        7.050% due 07/15/29                               1,021,585
   5,599,834        7.100% due 11/15/39                               6,473,717
   9,015,447        7.125% due 09/15/39                              10,431,221
   3,375,001        7.150% due 06/15/31                               3,908,240
   5,026,674        7.250% due 05/15/22-09/15/31                      5,432,246
   2,980,790        7.300% due 08/15/36                               3,482,861
  18,367,863        7.450% due 03/15/29                              19,495,404
  33,009,341        7.500% due 12/15/19-09/15/32                     34,853,378
   7,076,259        7.600% due 08/15/31-06/15/40                      8,366,124
  12,498,967        7.625% due 08/15/14-07/15/38                     14,557,812
  23,749,396        7.650% due 12/15/12-05/15/41                     28,234,450
     598,252        7.700% due 08/15/13                                 645,237
   6,514,634        7.750% due 06/15/14-01/15/36                      7,573,618
   1,062,439        7.800% due 05/15/19-11/15/30                      1,219,655
  10,078,983        7.875% due 09/15/29-04/15/38                     11,621,062
  16,817,192        8.000% due 08/15/12-11/15/38                     18,976,845
     355,143        8.050% due 07/15/19-04/15/21                        386,704
   1,462,279        8.100% due 06/15/12-07/15/12                      1,585,752
   5,015,804        8.125% due 05/15/38                               5,994,905
   6,093,286        8.150% due 12/15/11-09/15/15                      6,624,252
   6,538,318        8.200% due 10/15/11-05/15/13                      7,104,461
   7,286,025        8.250% due 11/15/17-03/15/41                      8,170,890
   7,730,614        8.500% due 01/15/23-10/15/31                      8,485,976
   2,969,018        8.750% due 11/15/17-06/15/27                      3,243,705
   2,863,074        9.000% due 05/15/20-12/15/34                      3,155,642
   1,388,646        9.250% due 06/15/30                               1,500,820
     986,933        10.250% due 08/15/29                              1,087,699
                                                                  -------------
                                                                    681,847,089
                                                                  -------------
                    Total U.S. Government Agency Obligations
                      (Cost $644,982,211)                           694,518,338
                                                                  -------------
U.S. TREASURY OBLIGATIONS: 9.58%
                    U.S. TREASURY INFLATION PROTECTED SECURITIES
                      AND U.S. TREASURY NOTES: 9.58%
  70,489,680        3.375% due 01/15/12                              77,990,275
   1,000,000        5.750% due 11/15/05                               1,111,016
                                                                  -------------
                                                                     79,101,291
                                                                  -------------
                    Total U.S. Treasury Obligations
                      (Cost $78,414,794)                          $  79,101,291
                                                                  -------------
                    Total Long-Term Investments
                      (Cost $723,397,005)                         $ 773,619,629
                                                                  -------------

SHORT-TERM INVESTMENTS: 5.23%
                    U.S. TREASURY OBLIGATIONS: 5.20%
   2,000,000        U.S. Treasury Bill, 1.625% due 01/23/03           1,989,708
  11,000,000        U.S. Treasury Bill, 1.645% due 10/24/02          10,988,475
  18,000,000        U.S. Treasury Bill, 1.665% due 10/03/02          17,998,352
   6,000,000        U.S. Treasury Bill, 1.675% due 01/16/03           5,971,467
   6,000,000        U.S. Treasury Bill, 1.690% due 10/10/02           5,997,512
                                                                  -------------
                                                                     42,945,514
                                                                  -------------
                    REPURCHASE AGREEMENT: 0.03%
     259,000        State Street Repurchase Agreement dated
                      09/30/02, 1.760% due 10/01/02, $259,013
                      to be received upon repurchase
                      (Collateralized by $260,000 U.S.
                      Treasury Notes, 3.000% Market Value
                      $265,806 due 02/29/04)                            259,000
                                                                  -------------
                    Total Short-Term Investments
                      (Cost $43,204,514)                             43,204,514
                                                                  -------------
                    TOTAL INVESTMENTS IN SECURITIES
                      (COST $766,601,519)*               98.88%   $ 816,824,143
                    OTHER ASSETS AND LIABILITIES-NET      1.12%       9,253,904
                                                        ------    -------------
                    NET ASSETS                          100.00%   $ 826,078,047
                                                        ======    =============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                    Gross Unrealized Appreciation                 $  50,368,015
                    Gross Unrealized Depreciation                      (145,391)
                                                                  -------------
                    Net Unrealized Appreciation                   $  50,222,624
                                                                  =============

                 See Accompanying Notes to Financial Statements

ING
High Yield
Bond
Fund
          PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 96.38%
                    AEROSPACE/DEFENSE: 1.21%
$    575,000        BE Aerospace, Inc., 8.875%, due 05/01/11      $     422,625
     100,000        Sequa Corp., 9.000%, due 08/01/09                    88,000
                                                                  -------------
                                                                        510,625
                                                                  -------------
                    AIRLINES: 0.87%
     250,000        ATA Holdings Corp., 9.625%, due 12/15/05            101,250
     140,000        Continental Airlines, Inc., 8.000%
                      due 12/15/05                                       66,500
     125,000        Delta Air Lines, Inc., 7.700%, due 12/15/05          88,819
     225,000        Northwest Airlines, Inc., 8.875%, due 06/01/06      111,375
                                                                  -------------
                                                                        367,944
                                                                  -------------
                    APPAREL: 0.19%
     100,000        Levi Strauss & Co., 11.625%, due 01/15/08            80,500
                                                                  -------------
                                                                         80,500
                                                                  -------------
                    AUTO PARTS & EQUIPMENT: 2.40%
     375,000        Collins & Aikman Products, 10.750%,
                      due 12/31/11                                      360,000
     500,000        CSK Auto, Inc., 12.000%, due 06/15/06               531,875
     120,000   #    Dana Corp., 10.125%, due 03/15/10                   117,600
                                                                  -------------
                                                                      1,009,475
                                                                  -------------
                    BEVERAGES: 1.16%
     300,000        Constellation Brands, Inc., 8.125%,
                      due 01/15/12                                      307,500
     175,000        Constellation Brands, Inc., 8.500%,
                      due 03/01/09                                      179,375
                                                                  -------------
                                                                        486,875
                                                                  -------------
                    CHEMICALS: 5.37%
      50,000        Equistar Chemicals LP/Equistar Funding Corp.,
                      10.125%, due 09/01/08                              45,000
     900,000        IMC Global, Inc., 10.875%, due 06/01/08             972,000
     550,000        Lyondell Chemical Co., 9.625%, due 05/01/07         510,125
     125,000        Lyondell Chemical Co., 9.875%, due 05/01/07         115,938
     625,000        OM Group, Inc., 9.250%, due 12/15/11                618,750
                                                                  -------------
                                                                      2,261,813
                                                                  -------------
                    COMMERCIAL SERVICES: 2.90%
     225,000        Coinmach Corp., 9.000%, due 02/01/10                233,438
     450,000   @@   Quebecor Media, Inc., 11.125%, due 07/15/11         362,250
     650,000        United Rentals, Inc., 10.750%, due 04/15/08         624,000
                                                                  -------------
                                                                      1,219,688
                                                                  -------------

                    COMPUTERS: 0.50%
     125,000   #    Seagate Technology, 8.000%, due 05/15/09            116,875
      95,000        Unisys Corp., 8.125%, due 06/01/06                   92,625
                                                                  -------------
                                                                        209,500
                                                                  -------------
                    COSMETICS/PERSONAL CARE: 1.89%
     750,000        Armkel LLC, 9.500%, due 08/15/09                    795,000
                                                                  -------------
                                                                        795,000
                                                                  -------------
                    DIVERSIFIED FINANCIAL SERVICES: 1.29%
     175,000   #    AmeriCredit Corp., 9.250%, due 05/01/09             119,000
     290,000        Nexstar Finance LLC, 12.000%, due 04/01/08          308,125
     125,000   #    Technical Olympic USA, Inc., 9.000%,
                      due 07/01/10                                      115,000
                                                                  -------------
                                                                        542,125
                                                                  -------------
                    ELECTRIC: 0.64%
     650,000   @@   Calpine Canada Energy Finance, 8.500%,
                      due 05/01/08                                      269,750
                                                                  -------------
                                                                        269,750
                                                                  -------------
                    ELECTRONICS: 1.03%
     425,000        Stoneridge, Inc., 11.500%, due 05/01/12             435,625
                                                                  -------------
                                                                        435,625
                                                                  -------------
                    ENTERTAINMENT: 1.10%
     425,000        International Game Technology, 8.375%,
                      due 05/15/09                                      464,313
                                                                  -------------
                                                                        464,313
                                                                  -------------
                    ENVIRONMENTAL CONTROL: 2.49%
   1,100,000        Allied Waste North America, 8.500%,
                      due 12/01/08                                    1,050,500
                                                                  -------------
                                                                      1,050,500
                                                                  -------------
                    FOOD: 5.84%
     475,000        Domino's, Inc., 10.375%, due 01/15/09               513,000
     350,000        Fleming Cos, Inc., 10.125%, due 04/01/08            274,750
     200,000        Fleming Cos, Inc., 9.250%, due 06/15/10             153,000
     225,000        Ingles Markets, Inc., 8.875%, due 12/01/11          205,875
     750,000        Michael Foods, Inc., 11.750%, due 04/01/11          828,750
     250,000        Pilgrims Pride Corp., 9.625%, due 09/15/11          238,750
     250,000        Smithfield Foods, Inc., 8.000%, due 10/15/09        247,500
                                                                  -------------
                                                                      2,461,625
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Bond
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
                    FOREST PRODUCTS & PAPER: 4.10%
$    500,000        Appleton Papers, Inc., 12.500%, due 12/15/08  $     517,500
     350,000        Georgia-Pacific Corp., 8.125%, due 05/15/11         292,268
     500,000   @@   Tembec Industries, Inc., 8.625%, due 06/30/09       501,250
     150,000   @@   Tembec Industries, Inc., 8.500%, due 02/01/11       150,000
     275,000   @@   Tembec Industries, Inc., 7.750%, due 03/15/12       264,000
                                                                  -------------
                                                                      1,725,018
                                                                  -------------
                    HEALTHCARE-SERVICES: 4.51%
     500,000        Coventry Health Care, Inc., 8.125%,
                      due 02/15/12                                      517,500
     600,000        HCA, Inc., 8.750%, due 09/01/10                     687,482
     200,000        HCA, Inc., 7.875%, due 02/01/11                     218,721
     650,000        Healthsouth Corp., 8.375%, due 10/01/11             477,750
                                                                  -------------
                                                                      1,901,453
                                                                  -------------
                    HOME BUILDERS: 3.40%
     550,000        Beazer Homes USA, Inc., 8.375%, due 04/15/12        552,750
     250,000        DR Horton, Inc., 8.375%, due 06/15/04               255,000
      65,000        Ryland Group, Inc., 9.750%, due 09/01/10             69,875
      65,000        Ryland Group, Inc., 9.125%, due 06/15/11             66,625
     500,000        WCI Communities, Inc., 10.625%, due 02/15/11        488,750
                                                                  -------------
                                                                      1,433,000
                                                                  -------------
                    HOUSEHOLD PRODUCTS/WARES: 0.91%
     350,000        American Greetings, 11.750%, due 07/15/08           381,500
                                                                  -------------
                                                                        381,500
                                                                  -------------
                    IRON/STEEL: 2.90%
     995,000        AK Steel Corp., 7.875%, due 02/15/09                995,000
     225,000   #    Oregon Steel Mills, Inc., 10.000%,
                      due 07/15/09                                      226,125
                                                                  -------------
                                                                      1,221,125
                                                                  -------------
                    LODGING: 10.57%
     500,000        Ameristar Casinos, Inc., 10.750%, due 02/15/09      551,250
     225,000        Extended Stay America, Inc., 9.875%,
                      due 06/15/11                                      218,250
     450,000        Harrah's Operating Co., Inc., 7.875%,
                      due 12/15/05                                      477,000
     250,000        Hilton Hotels Corp., 7.625%, due 05/15/08           255,912
     575,000        Mandalay Resort Group, 9.500%, due 08/01/08         626,750
     250,000        MGM MIRAGE, 8.500%, due 09/15/10                    267,395
     550,000        MGM MIRAGE, 8.375%, due 02/01/11                    572,000
     600,000        Park Place Entertainment Corp., 7.875%,
                      due 03/15/10                                      609,000
     600,000   #    Starwood Hotels & Resorts Worldwide, Inc.,
                      7.875%, due 05/01/12                              586,500
     275,000        Station Casinos, Inc., 8.375%, due 02/15/08         287,375
                                                                  -------------
                                                                      4,451,432
                                                                  -------------
                    MEDIA: 11.85%
     400,000        American Media Operation, Inc., 10.250%,
                      due 05/01/09                                      416,000
     250,000   @@   British Sky Broadcasting PLC, 8.200%,
                      due 07/15/09                                      254,141
     450,000   @@   CanWest Media, Inc., 10.625%, due 05/15/11          471,375
     290,000        Century Communications, 8.750%, due 10/01/07         84,100
     475,000        Charter Communications Holdings LLC, 9.625%,
                      due 11/15/09                                      292,125
     220,000        Clear Channel Communications, Inc., 7.250%,
                      due 09/15/03                                      223,801
     380,000        CSC Holdings, Inc., 7.625%, due 04/01/11            304,000
     275,000        Cumulus Media, Inc., 10.375%, due 07/01/08          291,500
     175,000   +    Emmis Escrow Corp., 0/12.500%, due 03/15/11         132,125
     515,000        Granite Broadcasting Corp., 10.375%,
                      due 05/15/05                                      424,875
     150,000        Gray Television, Inc., 9.250%, due 12/15/11         153,750
     225,000   +    Insight Communications, 0/12.250%, due 02/15/11      83,250
     500,000   +    Lin Holdings Corp., 0/10.000%, due 03/01/08         496,250
     320,000        Mediacom Broadband LLC, 11.000%, due 07/15/13       296,000
     135,000        Primedia, Inc., 8.875%, due 05/15/11                101,925
     215,000        Radio One, Inc., 8.875%, due 07/01/11               225,750
     225,000        Sinclair Broadcast Group, Inc., 8.750%,
                      due 12/15/07                                      231,750
     105,000   #    Vertis, Inc., 10.875%, due 06/15/09                 105,525
     173,000        Young Broadcasting, Inc., 9.000%, due 01/15/06      161,755
      75,000        Young Broadcasting, Inc., 8.500%, due 12/15/08       75,562
     183,000        Young Broadcasting, Inc., 10.000%, due 03/01/11     165,615
                                                                  -------------
                                                                      4,991,174
                                                                  -------------
                    MINING: 1.26%
     500,000        Compass Minerals Group, Inc., 10.000%,
                      due 08/15/11                                      532,500
                                                                  -------------
                                                                        532,500
                                                                  -------------
                    OIL & GAS: 6.24%
     500,000        Nuevo Energy Co., 9.375%, due 10/01/10              497,500
     550,000        Parker Drilling Co., 9.750%, due 11/15/06           519,750
     400,000        Swift Energy Co., 9.375%, due 05/01/12              388,000
     500,000   @@   Western Oil Sands, Inc., 8.375%, due 05/01/12       500,000

                 See Accompanying Notes to Financial Statements

ING
High Yield
Bond
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
$    700,000        Westport Resources Corp., 8.250%,
                      due 11/01/11                                $     724,500
                                                                  -------------
                                                                      2,629,750
                                                                  -------------
                    OIL & GAS SERVICES: 2.78%
     450,000        Grant Prideco, Inc., 9.625%, due 12/01/07           470,250
     750,000   #    Hanover Equipment Trust 2001 A, 8.500%,
                      due 09/01/08                                      701,250
                                                                  -------------
                                                                      1,171,500
                                                                  -------------
                    PACKAGING & CONTAINERS: 4.93%
     300,000        Graphic Packaging Corp., 8.625%, due 02/15/12       303,000
     250,000   #    Greif Brothers Corp., 8.875%, due 08/01/12          250,000
     200,000   @@   Norampac, Inc., 9.500%, due 02/01/08                215,000
     725,000        Owens-Brockway, 8.875%, due 02/15/09                732,250
     300,000        Owens-Illinois, Inc., 7.150%, due 05/15/05          276,000
     300,000   #    Smurfit-Stone Container Corp., 8.250%,
                      due 10/01/12                                      300,000
                                                                  -------------
                                                                      2,076,250
                                                                  -------------
                    PHARMACEUTICALS: 1.06%
     425,000        AmerisourceBergen Corp., 8.125%, due 09/01/08       447,313
                                                                  -------------
                                                                        447,313
                                                                  -------------
                    REAL ESTATE INVESTMENT TRUSTS: 1.83%
     725,000        Felcor Lodging LP, 9.500%, due 09/15/08             723,188
      50,000        Felcor Lodging LP, 8.500%, due 06/01/11              47,125
                                                                  -------------
                                                                        770,313
                                                                  -------------
                    RETAIL: 4.18%
     250,000        Advance Stores Co., Inc., 10.250%, due 04/15/08     265,625
     250,000        Dillard's, Inc., 6.430%, due 08/01/04               246,375
     375,000        Dollar General Corp., 8.625%, due 06/15/10          394,601
     125,000        JC Penney Co., Inc., 7.600%, due 04/01/07           120,760
     203,000   #    JC Penney Co., Inc., 9.000%, due 08/01/12           196,272
     225,000        Yum! Brands, Inc., 7.650%, due 05/15/08             235,968
     275,000        Yum! Brands, Inc., 8.875%, due 04/15/11             301,125
                                                                  -------------
                                                                      1,760,726
                                                                  -------------
                    TELECOMMUNICATIONS: 6.98%
     310,000        AT&T Wireless Services, Inc., 8.125%,
                      due 05/01/12                                      239,132
     375,000        Block Communications, Inc., 9.250%,
                      due 04/15/09                                      376,875
      75,000        Crown Castle Intl. Corp., 9.375%, due 08/01/11       47,250
     325,000        Crown Castle Intl. Corp., 10.750%, due 08/01/11     219,375
     125,000        Dobson Communications Corp., 10.875%,
                      due 07/01/10                                       86,250
     260,000        EchoStar Broadband Corp., 10.375%, due 10/01/07     258,700
     175,000   #    Echostar DBS Corp., 9.125%, due 01/15/09            165,375
     250,000        Insight Midwest LP/Insight Capital, Inc.
                      10.500%, due 11/01/10                             223,750
     700,000        Nextel Communications, Inc., 9.375%,
                      due 11/15/09                                      535,500
     430,000   #    PanAmSat Corp., 8.500%, due 02/01/12                346,150
     310,000   #    Qwest Corp., 8.875%, due 03/15/12                   271,250
     125,000        Rural Cellular Corp., 9.750%, due 01/15/10           66,875
     125,000        Triton PCS, Inc., 9.375%, due 02/01/11               85,625
      25,000        Triton PCS, Inc., 8.750%, due 11/15/11               16,625
      55,000   +    US Unwired, Inc., 0/13.375%, due 11/01/09             3,025
                                                                  -------------
                                                                      2,941,757
                                                                  -------------
                    Total Corporate Bonds (Cost $42,586,292)      $  40,600,169
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Bond
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Shares
--------------------------------------------------------------------------------
PREFERRED STOCK: 0.00%
                    TELECOMMUNICATIONS: 0.00%
         373   @,X  O Sullivan Industries, Inc.                   $           4
                                                                  -------------
                    Total Preferred Stock (Cost $0)                           4
                                                                  -------------

Number of
Warrants
--------------------------------------------------------------------------------
WARRANTS: 0.00%
                    TELECOMMUNICATIONS: 0.00%
         500  @,@@  GT Group Telecom, Inc. Exp. 02/01/10          $         563
       1,000   @,X   O Sullivan Industries, Inc. Exp. 10/15/09               10
                                                                  -------------
                                                                            573
                                                                  -------------
                    Total Warrants (Cost $0)                                573
                                                                  -------------
                    Total Long-Term Investments
                      (Cost $42,586,292)                             40,600,746
                                                                  -------------

Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 1.17%
                    REPURCHASE AGREEMENT: 1.17%
$    491,000        State Street Repurchase Agreement dated
                      09/30/02, 1.870% due 10/01/02, $491,026
                      to be received upon repurchase
                      (Collateralized by $510,000 FHLB, 0.000%
                      Market Value $505,182 due 03/28/03)         $     491,000
                                                                  -------------
                    Total Short-Term Investments
                      (Cost $491,000)                                   491,000
                                                                  -------------
                    TOTAL INVESTMENTS IN SECURITIES
                      (COST $43,077,292)*                97.55%   $  41,091,746
                    OTHER ASSETS AND LIABILITIES-NET      2.45%       1,033,674
                                                        ------    -------------
                    NET ASSETS                          100.00%   $  42,125,420
                                                        ======    ============

----------
@    Non-income producing security
@@   Foreign Issuer
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors.
X Market value determined by ING Funds Valuation Committee appointed by the Funds Board of Directors.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                    Gross Unrealized Appreciation                 $     756,854
                    Gross Unrealized Depreciation                    (2,742,400)
                                                                  -------------
                    Net Unrealized Depreciation                   $  (1,985,546)
                                                                  =============

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund
          PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 93.04%
                    AEROSPACE/DEFENSE: 1.32%
$  1,900,000        Sequa Corp., 8.875%, due 04/01/08             $   1,662,500
   3,000,000   XX   Simula, Inc., 8.000%, due 05/01/04                2,370,000
                                                                  -------------
                                                                      4,032,500
                                                                  -------------
                    AGRICULTURE: 0.58%
   1,800,000        North Atlantic Trading Co., 11.000%,
                      due 06/15/04                                    1,773,000
                                                                  -------------
                                                                      1,773,000
                                                                  -------------
                    AIRLINES: 0.38%
   3,150,000        Atlas Air, Inc., 9.375%, due 11/15/06             1,149,750
                                                                  -------------
                                                                      1,149,750
                                                                  -------------
                    APPAREL: 1.23%
   5,900,000        Cluett American Corp., 10.125%, due 05/15/08      3,746,500
                                                                  -------------
                                                                      3,746,500
                                                                  -------------
                    AUTO PARTS & EQUIPMENT: 2.45%
   2,400,000        American Axle & Manufacturing, Inc.,
                      9.750%, due 03/01/09                            2,556,000
   5,400,000        Collins & Aikman Products, 11.500%,
                      due 04/15/06                                    4,941,000
                                                                  -------------
                                                                      7,497,000
                                                                  -------------
                    BUILDING MATERIALS: 3.90%
   8,920,000        Advanced Lighting Technologies, Inc., 8.000%,
                      due 03/15/08                                    2,720,600
   3,960,000        Dayton Superior Corp., 13.000%, due 06/15/09      3,385,800
   2,456,000   @@   International Utility Structures, Inc.,
                      13.000%, due 02/01/08                             552,600
   5,250,000        Nortek, Inc., 8.875%, due 08/01/08                5,263,125
                                                                  -------------
                                                                     11,922,125
                                                                  -------------
                    CHEMICALS: 1.47%
   3,400,000        Applied Extrusion Technologies, Inc., 10.750%,
                      due 07/01/11                                    2,499,000
   1,000,000        Ferro Corp., 9.125%, due 01/01/09                 1,058,559
     900,000        MacDermid, Inc., 9.125%, due 07/15/11               949,500
                                                                  -------------
                                                                      4,507,059
                                                                  -------------
                    COMMERCIAL SERVICES: 4.98%
   5,825,000        Mail-Well, Inc., 8.750%, due 12/15/08             2,533,875
   5,535,000        Neff Corp., 10.250%, due 06/01/08                 2,407,725
   2,100,000        Neff Corp., 10.250%, due 06/01/08                   913,500
   1,500,000   @@   Quebecor Media, Inc., 11.125%, due 06/15/11       1,207,500
   3,000,000        Travelcenters of America, Inc., 12.750%,
                      due 05/01/09                                    3,127,500
   2,250,000        United Rentals (North America), Inc., 10.750%,
                      due 04/15/08                                    2,160,000
   1,000,000        United Rentals, Inc., 9.500%, due 06/01/08          850,000
   1,400,000        United Rentals, Inc., 9.250%, due 01/15/09        1,169,000
   1,025,000        United Rentals, Inc., 9.000%, due 04/01/09          850,750
                                                                  -------------
                                                                     15,219,850
                                                                  -------------
                    COMPUTERS: 0.24%
   4,000,000        Globix Corp., 12.500%, due 02/01/10                 740,000
                                                                  -------------
                                                                        740,000
                                                                  -------------
                     COSMETICS/PERSONAL CARE: 1.57%
   1,900,000        Elizabeth Arden, Inc., 10.375%, due 05/15/07      1,719,500
   3,000,000        Elizabeth Arden, Inc., 11.750%, due 02/01/11      3,082,500
                                                                  -------------
                                                                      4,802,000
                                                                  -------------
                    DIVERSIFIED FINANCIAL SERVICES: 4.94%
   3,630,240  #,@@  Hollinger Participation Trust, 12.125%,
                      due 11/15/10                                    3,176,460
   7,050,000        Madison River Capital LLC, 13.250%,
                      due 03/01/10                                    4,335,750
   1,900,000   #    Meditrust Exercisable Put Options Securities
                      Trust, 7.114%, due 08/15/04                     1,900,000
   6,650,000        Orion Power Holdings, Inc., 12.000%,
                      due 05/01/10                                    5,153,750
     715,162   #    Russell-Stanley Holdings, Inc., 9.000%,
                      due 11/30/08                                      538,159
                                                                  -------------
                                                                     15,104,119
                                                                  -------------
                    ELECTRIC: 1.09%
   7,680,000        Calpine Corp., 7.625%, due 04/15/06               3,340,800
                                                                  -------------
                                                                      3,340,800
                                                                  -------------
                    ELECTRONICS: 0.97%
     325,000   @@   Flextronics Intl. Ltd, 8.750%, due 10/15/07         312,000
   2,650,000   @@   Flextronics Intl. Ltd, 9.875%, due 07/01/10       2,650,000
                                                                  -------------
                                                                      2,962,000
                                                                  -------------
                    ENTERTAINMENT: 0.30%
     900,000  #,@@  Kerzner Intl. Ltd., 8.875%, due 08/15/11            906,750
                                                                  -------------
                                                                        906,750
                                                                  -------------
                    ENVIRONMENTAL CONTROL: 2.20%
   3,200,000        Allied Waste North America, 8.875%,
                      due 04/01/08                                    3,120,000
   3,900,000        Allied Waste North America, 10.000%,
                      due 08/01/09                                    3,607,500
                                                                  -------------
                                                                      6,727,500
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund
       PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
                    FOOD: 1.35%
$  3,900,000        Agrilink Foods, Inc., 11.875%, due 11/01/08   $   4,119,375
                                                                  -------------
                                                                      4,119,375
                                                                  -------------
                    FOREST PRODUCTS & PAPER: 2.73%
   3,450,000        Appleton Papers, Inc., 12.500%, due 12/15/08      3,570,750
     215,000        Buckeye Technologies, Inc., 8.500%,
                      due 12/15/05                                      185,975
   2,150,000        Buckeye Technologies, Inc., 9.250%,
                      due 12/15/08                                    1,795,250
   2,900,000   @@   Paperboard Industries Intl., 8.375%,
                      due 12/15/07                                    2,798,500
                                                                  -------------
                                                                      8,350,475
                                                                  -------------
                    HEALTHCARE-PRODUCTS: 0.98%
   3,000,000  #,XX  Advanced Medical Optics, Inc., 9.250%,
                      due 07/15/10                                    3,003,750
                                                                  -------------
                                                                      3,003,750
                                                                  -------------
                    HOLDING COMPANIES-DIVERSIFIED: 2.33%
   2,750,000        Kansas City Southern Railway, 9.500%,
                      due 10/01/08                                    3,025,000
   6,000,000        Penhall Intl., Inc., 12.000%, due 08/01/06        4,110,000
                                                                  -------------
                                                                      7,135,000
                                                                  -------------
                    HOME BUILDERS: 2.71%
     900,000        KB Home, 8.625%, due 12/15/08                       891,000
   1,900,000        Ryland Group, Inc., 9.125%, due 06/15/11          1,947,500
   5,500,000        Toll Corp., 8.125%, due 02/01/09                  5,445,000
                                                                  -------------
                                                                      8,283,500
                                                                  -------------
                    HOME FURNISHINGS: 1.89%
     900,000        Fedders North America, Inc., 9.375%,
                      due 08/15/07                                      706,500
   1,000,000        Salton, Inc., 10.750%, due 12/15/05                 925,000
   4,400,000        Salton, Inc., 12.250%, due 04/15/08               4,158,000
                                                                  -------------
                                                                      5,789,500
                                                                  -------------
                    INTERNET: 0.19%
   3,750,000  X,**  EXDS, Inc., 11.250%, due 07/01/08                   201,562
   7,000,000  X,**  EXDS, Inc., 11.625%, due 07/15/10                   376,250
                                                                  -------------
                                                                        577,812
                                                                  -------------
                    IRON/STEEL: 1.78%
   1,925,000        AK Steel Corp., 7.875%, due 02/15/09              1,925,000
     875,000        Armco, Inc., 9.000%, due 09/15/07                   881,563
   2,650,000        Armco, Inc., 8.875%, due 12/01/08                 2,650,000
                                                                  -------------
                                                                      5,456,563
                                                                  -------------
                    LODGING: 10.14%
   2,200,000        Boyd Gaming Corp., 8.750%, due 04/15/12           2,299,000
   1,400,000        Extended Stay America, Inc., 9.875%,
                      due 06/15/11                                    1,358,000
   3,000,000        Hollywood Casino Shreveport/Shreveport
                      Capital Corp., 13.000%, due 01/06/08            3,225,000
   4,550,000        Mandalay Resort Group, 9.250%, due 12/01/05       4,754,750
   2,900,000        MGM MIRAGE, 9.750%, due 06/01/07                  3,168,250
   5,450,000        Park Place Entertainment Corp., 8.875%,
                      due 09/15/08                                    5,736,125
   2,750,000        Prime Hospitality Corp., 8.375%, due 05/01/12     2,626,250
     500,000        Station Casinos, Inc., 9.750%, due 04/15/07         521,450
   4,125,000        Station Casinos, Inc., 9.875%, due 07/01/10       4,444,687
   2,900,000   #    Venetian Casino Resort LLC, 11.000%,
                      due 06/15/10                                    2,856,500
                                                                  -------------
                                                                     30,990,012
                                                                  -------------
                    MACHINERY-CONSTRUCTION & MINING: 1.91%
   4,300,000        Terex Corp., 8.875%, due 04/01/08                 4,106,500
     750,000        Terex Corp., 8.875%, due 04/01/08                   716,250
   1,000,000        Terex Corp., 10.375%, due 04/01/11                1,015,000
                                                                  -------------
                                                                      5,837,750
                                                                  -------------
                    MACHINERY-DIVERSIFIED: 2.02%
   2,656,000        Columbus McKinnon Corp., 8.500%, due 04/01/08     2,217,760
   8,500,000        Numatics, Inc., 9.625%, due 04/01/08              3,952,500
                                                                  -------------
                                                                      6,170,260
                                                                  -------------
                    MEDIA: 12.47%
   2,900,000   @@   CanWest Media, Inc., 10.625%, due 05/15/11        3,037,750
   5,125,000   +    Charter Communications Holdings, LLC,
                      0/11.750%, due 01/15/10                         2,152,500
   5,750,000        Charter Communications Holdings, LLC, 11.125%,
                      due 01/15/11                                    3,651,250
   7,500,000   **   Classic Cable, Inc., 9.375%, due 08/01/09         1,125,000
  12,390,000   **   Classic Cable, Inc., 10.500%, due 03/01/10        1,858,500
   4,900,000        Clear Channel Communications, Inc., 2.625%,
                      due 04/01/03                                    4,814,250
     850,000   @@   Corus Entertainment, Inc., 8.750%, due 03/01/12     869,125
   4,900,000        Echostar DBS Corp., 9.250%, due 02/01/06          4,728,500
     725,000        Gray Television, Inc., 9.250%, due 12/15/11         743,125
   3,450,000        Mediacom Broadband LLC, 11.000%, due 07/15/13     3,191,250
   5,695,000        Northland Cable Television, Inc., 10.250%,
                      due 11/15/07                                    3,388,525
   6,100,000        Primedia, Inc., 7.625%, due 04/01/08              4,544,500
   3,900,000        Sinclair Broadcast Group, Inc., 8.750%,
                      due 12/15/07                                    4,017,000

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund
       PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
$  4,126,944 **,XX  Source Media, Inc., 12.000%, due 11/01/04     $         413
                                                                  -------------
                                                                     38,121,688
                                                                  -------------
                    MINING: 1.09%
   3,400,000        Earle M Jorgensen Co., 9.750%, due 06/01/12       3,332,000
                                                                  -------------
                                                                      3,332,000
                                                                  -------------
                    MISCELLANEOUS MANUFACTURING: 0.20%
     900,000        Hexcel Corp., 9.750%, due 01/15/09                  616,500
                                                                  -------------
                                                                        616,500
                                                                  -------------
                    OIL & GAS: 3.18%
   7,475,000        Energy Corp. of America, 9.500%, due 05/15/07     4,924,155
   1,700,000        Ocean Energy, Inc., 8.375%, due 07/01/08          1,814,750
   2,910,000        Premcor Refining Group, Inc., 8.375%,
                      due 11/15/07                                    2,633,550
     400,000        Premcor Refining Group, Inc., 8.625%,
                      due 08/15/08                                      362,000
                                                                  -------------
                                                                      9,734,455
                                                                  -------------
                    PACKAGING & CONTAINERS: 5.35%
   1,400,000        AEP Industries, Inc., 9.875%, due 11/15/07        1,351,000
   1,325,000   @@   Norampac, Inc., 9.375%, due 02/01/08                872,975
   4,450,000        Owens-Illinois, Inc., 7.850%, due 05/15/04        4,227,500
     900,000        Owens-Illinois, Inc., 7.150%, due 05/15/05          828,000
   1,900,000        Plastipak Holdings, Inc., 10.750%,
                      due 09/01/11                                    2,023,500
   1,383,000        Riverwood Intl. Corp., 10.875%, due 04/01/08      1,389,915
   3,400,000        Stone Container Corp., 9.750%, due 02/01/11       3,553,000
   2,000,000  #,@@  Stone Container Finance, 11.500%,
                      due 08/15/06                                    2,100,000
                                                                  -------------
                                                                     16,345,890
                                                                  -------------
                    REITS: 1.76%
   4,150,000        Felcor Lodging LP, 9.500%, due 09/15/08           4,139,625
   1,400,000        Meristar Hospitality Corp., 9.125%,
                      due 01/15/11                                    1,253,000
                                                                  -------------
                                                                      5,392,625
                                                                  -------------
                    RETAIL: 2.21%
   3,400,000        Big 5 Corp., 10.875%, due 11/15/07                3,451,000
     750,000        Guitar Center, Inc., 11.000%, due 07/01/06          761,250
   2,488,000        Tuesday Morning Corp., 11.000%, due 12/15/07      2,553,310
                                                                  -------------
                                                                      6,765,560
                                                                  -------------
                    SEMICONDUCTORS: 0.85%
   2,500,000        Fairchild Semiconductor Intl., Inc., 10.375%,
                      due 10/01/07                                    2,587,500
                                                                  -------------
                                                                      2,587,500
                                                                  -------------
                    TELECOMMUNICATIONS: 7.37%
   4,400,000        Alamosa Delaware, Inc., 12.500%, due 02/01/11       814,000
   2,500,000        Crown Castle Intl. Corp., 10.750%,
                      due 08/01/11                                    1,687,500
   3,600,000   **   ICG Services, Inc., 10.000%, due 02/15/08            36,000
   5,776,000        Iwo Holdings, Inc., 14.000%, due 01/15/11         1,126,320
   7,450,000        Nextel Communications, Inc., 10.650%,
                      due 09/15/07                                    6,258,000
   1,900,000        Nextel Partners, Inc., 12.500%, due 11/15/09      1,339,500
   7,160,000        NMS Communications Corp., 5.000%,
                      due 10/15/05                                    4,841,950
   3,850,000        Qwest Capital Funding, Inc., 7.000%,
                      due 08/03/09                                    1,732,500
   3,900,000   @@   Rogers Cantel, Inc., 9.375%, due 06/01/08         2,866,500
   8,500,000 #,**,X SA Telecommunications, Inc., 10.000%,
                      due 08/15/06                                           --
   5,000,000 #,**,X SA Telecommunications, Inc., 10.000%,
                      due 08/15/06                                           --
   3,800,000 #,**,X SA Telecommunications, Inc., 10.000%,
                      due 08/15/06                                           --
   6,050,000 @@,**  Telewest Communications PLC, 9.625%,
                      due 10/01/06                                    1,058,750
   8,267,451        US Interactive, 12.000%, due 04/17/05               789,542
   6,250,000  **,X  WinStar Communications, Inc., 12.750%,
                      due 04/15/10                                        1,250
                                                                  -------------
                                                                     22,551,812
                                                                  -------------
                    TEXTILES: 0.95%
   2,750,000        Simmons Co., 10.250%, due 03/15/09                2,901,250
                                                                  -------------
                                                                      2,901,250
                                                                  -------------
                    TRANSPORTATION: 1.96%
   5,870,000        Gulfmark Offshore, Inc., 8.750%, due 06/01/08     5,987,400
                                                                  -------------

                                                                      5,987,400
                                                                  -------------
                    Total Corporate Bonds
                      (Cost $367,589,255)                           284,481,630
                                                                  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.02%
                    DIVERSIFIED FINANCIAL SERVICES: 0.02%
     500,000  #,@@, Westways Funding II Ltd., 18.421%,
               XX     due 01/29/03                                       65,000
                                                                  -------------

                    Total Collateralized Mortgage Obligations
                     (Cost $500,000)                                     65,000
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Shares                              Security                          Value
--------------------------------------------------------------------------------
COMMON STOCK: 0.92%
                    OIL & GAS: 0.00%
$      2,476 @@,XX  Orion Refining Corp.                          $          25
                                                                  -------------
                    PACKAGING & CONTAINERS: 0.06%
     100,000 @,#,XX Russell-Stanley Holdings, Inc.                      190,000
                                                                  -------------
                    RETAIL: 0.00%
     220,738   @,X  Intl. Fast Food Corp.                                    --
                                                                  -------------
                    SEMICONDUCTORS: 0.81%
   1,242,500   @,X  Zilog, Inc.                                       2,485,000
                                                                  -------------
                    TELECOMMUNICATIONS: 0.05%
      61,806  @,**  Adelphia Business Solutions                           1,978
       2,000   @@   CHC Helicopter Corp.                                 40,560
      89,000  @@,XX Completel Europe NV                                      --
     483,445   @,X  International Wireless Communications
                      Holdings, Inc.                                      4,834
       2,350   @,X  Jordan Telecommunucations                            95,504
          15    @   Mpower Holding Corp.                                      1
                                                                  -------------
                                                                        142,877
                                                                  -------------
                    Total Common Stock (Cost $35,954,705)             2,817,902
                                                                  -------------
PREFERRED STOCK: 0.04%
                    SEMICONDUCTORS: 0.04%
       1,242  @,X   Zilog-Mod III, Inc.                                 112,923
                                                                  -------------
                    Total Preferred Stock (Cost $0)                     112,923
                                                                  -------------

Number of
Warrants
--------------------------------------------------------------------------------
WARRANTS: 0.11%
                    BUILDING MATERIALS: 0.01%
       3,100    @   Dayton Superior Corp., Exp. 06/15/09          $      31,000
                                                                  -------------
                    COMMERCIAL SERVICES: 0.00%
      92,950  @,XX  Comforce Corp., Exp. 12/01/09                           930
                                                                  -------------
                    DIVERSIFIED FINANCIAL SERVICES: 0.00%
       5,480  @,XX  North Atlantic Trading Co., Exp. 06/15/07                55
                                                                  -------------
                    METAL FABRICATE/HARDWARE: 0.00%
      10,000  @,XX  International Utility Structures, Inc.,
                      Exp. 02/01/03                                          --
                                                                  -------------
                    MISCELLANEOUS MANUFACTURING: 0.07%
      21,750  @,XX  Packaged Ice, Inc., Exp. 04/15/04                   217,050
                                                                  -------------
                    SOVERIEGN: 0.00%
   1,500,000    @   MEXICO(UTD MEX ST), Exp. 06/30/03                        --
                                                                  -------------
                    TELECOMMUNICATIONS: 0.00%
       6,600 @,X,** ICG Communications, Inc., Exp. 09/15/05                  --
       7,000   @,X  PLD Telekom, Inc., Exp. 03/31/03                         --
       3,833 @,X,** US Interactive, Exp. 04/17/05                            --
                                                                  -------------
                    TRANSPORTATION: 0.03%
       9,000   @    Travelcenters of America, Inc.,
                      Exp. 11/14/10                               $      92,250
                                                                  -------------
                    Total Warrants (Cost $967,594)                      341,285
                                                                  -------------
                    Total Long-Term Investments
                      (Cost $405,011,554)                           287,818,740
                                                                  -------------

Principal
Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 3.34%
                    REPURCHASE AGREEMENT: 3.34%
$ 10,224,000        State Street Repurchase Agreement dated
                      09/30/02, 1.760% due 10/01/02,
                      $10,224,500 to be received upon
                      repurchase (Collateralized by
                      $10,510,000 U.S. Treasury Bonds,
                      0.000% Market Value $10,431,175 due
                      03/20/03)                                   $  10,224,000
                                                                  -------------
                    Total Short-Term Investments
                      (Cost $10,224,000)                             10,224,000
                                                                  -------------
                    TOTAL INVESTMENTS IN SECURITIES
                      (COST $415,235,554)*               97.47%   $ 298,042,740
                    OTHER ASSETS AND LIABILITIES-NET      2.53%       7,724,230
                                                        ------    -------------
                    NET ASSETS                          100.00%   $ 305,766,970
                                                        ======    =============

----------
@    Non-income producing security
@@   Foreign Issuer
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors.
**   Defaulted security
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
XX Value of Securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                    Gross Unrealized Appreciation                 $   6,621,142
                    Gross Unrealized Depreciation                  (123,813,956)
                                                                  -------------
                    Net Unrealized Depreciation                   $(117,192,814)
                                                                  =============

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund
          PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 19.54%
                    AGRICULTURE: 1.24%
$  1,000,000        RJ Reynolds Tobacco Holdings, Inc., 7.375%,
                      due 05/15/03                                $   1,021,590
     800,000        RJ Reynolds Tobacco Holdings, Inc., 7.250%,
                      due 06/01/12                                      855,160
                                                                  -------------
                                                                      1,876,750
                                                                  -------------
                    AUTO PARTS & EQUIPMENT: 0.22%
     300,000        TRW, Inc., 7.125%, due 06/01/09                     325,771
                                                                  -------------
                                                                        325,771
                                                                  -------------
                    BANKS: 1.55%
     150,000        Bank of America Corp., 7.400%, due 01/15/11         177,579
     110,000        JP Morgan Chase & Co., 6.625%, due 03/15/12         119,840
     580,000        KFW Intl. Finance, 4.750%, due 01/24/07             619,822
     750,000        US Bank National Association, 6.300%,
                      due 07/15/08                                      856,769
     500,000        Wells Fargo Bank NA, 6.450%, due 02/01/11           564,760
                                                                  -------------
                                                                      2,338,770
                                                                  -------------
                    BEVERAGES: 0.15%
     220,000        PepsiAmericas, Inc., 3.875%, due 09/12/07           222,558
                                                                  -------------
                                                                        222,558
                                                                  -------------
                    BUILDING MATERIALS: 0.28%
     170,000   @@   Hanson PLC, 7.875%, due 09/27/10                    198,470
     230,000        Masco Corp., 6.500%, due 08/15/32                   231,955
                                                                  -------------
                                                                        430,425
                                                                  -------------
                    CHEMICALS: 0.61%
     660,000        Dow Chemical Co., 6.000%, due 10/01/12              693,568
     200,000        Praxair, Inc., 6.375%, due 04/01/12                 224,037
                                                                  -------------
                                                                        917,605
                                                                  -------------
                    COMMERCIAL SERVICES: 0.08%
     100,000        McKesson Corp., 7.750%, due 02/01/12                114,001
                                                                  -------------
                                                                        114,001
                                                                  -------------
                    DIVERSIFIED FINANCIAL SERVICES: 2.67%
     190,000        Boeing Capital Corp., 5.800%, due 01/15/13          194,211
     230,000        CIT Group, Inc., 7.375%, due 04/02/07               246,412
   1,150,000        Citigroup, Inc., 5.625%, due 08/27/12             1,202,491
     560,000        General Electric Capital Corp., 6.000%,
                      due 06/15/12                                      604,415
     470,000        General Motors Acceptance Corp., 6.875%,
                      due 08/28/12                                      454,916
     155,000        General Motors Acceptance Corp., 8.000%,
                      due 11/01/31                                      150,651
     550,000        Goldman Sachs Group, Inc., 6.600%,
                      due 01/15/12                                      604,817
     110,000        Goldman Sachs Group, Inc., 5.700%,
                      due 09/01/12                                      113,856
     300,000        John Deere Capital Corp., 7.000%,
                      due 03/15/12                                      348,971
     110,000        Morgan Stanley, 6.600%, due 04/01/12                119,874
                                                                  -------------
                                                                      4,040,614
                                                                  -------------
                    ELECTRIC: 1.55%
     260,000        Carolina Power & Light Co., 6.500%,
                      due 07/15/12                                      284,959
     260,000        Energy East Corp., 6.750%, due 06/15/12             289,636
     250,000        FirstEnergy Corp., 6.450%, due 11/15/11             235,578
     250,000        Florida Power & Light Co., 6.875%,
                      due 12/01/05                                      278,535
     500,000        Niagara Mohawk Power Corp., 5.375%,
                      due 10/01/04                                      520,490
     220,000   #    Oncor Electric Delivery Co., 7.000%,
                      due 09/01/22                                      223,898
     270,000   #    Peco Energy Co., 4.750%, due 10/01/12               274,601
     220,000        Pepco Holdings, Inc., 6.450%, due 08/15/12          228,388
                                                                  -------------
                                                                      2,336,085
                                                                  -------------
                    ENTERTAINMENT: 0.14%
     200,000        International Game Technology, 8.375%,
                      due 05/15/09                                      218,500
                                                                  -------------
                                                                        218,500
                                                                  -------------
                    FOOD: 1.00%
     250,000        Kellogg Co., 6.600%, due 04/01/11                   286,248
     100,000        Kroger Co., 6.750%, due 04/15/12                    109,681
     350,000        Supervalu, Inc., 7.500%, due 05/15/12               372,513
     170,000  #,@@  Sysco Intl. Co., 6.100%, due 06/01/12               194,187
     500,000        Tyson Foods, Inc., 7.250%, due 10/01/06             552,930
                                                                  -------------
                                                                      1,515,559
                                                                  -------------
                    FOREST PRODUCTS & PAPER: 0.15%
     200,000        Union Camp Corp., 6.500%, due 11/15/07              223,456
                                                                  -------------
                                                                        223,456
                                                                  -------------
                    GAS: 0.68%
     450,000   #    Schlumberger Technology Corp., 6.500%,
                      due 04/15/12                                      508,516
     500,000        Sempra Energy, 6.800%, due 07/01/04                 516,579
                                                                  -------------
                                                                      1,025,095
                                                                  -------------
                    HEALTHCARE-SERVICES: 0.26%
     250,000        HCA, Inc., 7.125%, due 06/01/06                     265,352
     180,000   #    Healthsouth Corp., 7.625%, due 06/01/12             126,000
                                                                  -------------
                                                                        391,352
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
                    HOME BUILDERS: 0.22%
$    300,000        Centex Corp., 7.500%, due 01/15/12            $     331,974
                                                                  -------------
                                                                        331,974
                                                                  -------------
                    INSURANCE: 0.32%
     125,000        Allstate Corp., 5.375%, due 12/01/06                134,026
     325,000        Progressive Corp., 6.375%, due 01/15/12             356,223
                                                                  -------------
                                                                        490,249
                                                                  -------------
                    LODGING: 0.19%
     250,000        Harrah's Operating Co., Inc., 8.000%,
                      due 02/01/11                                      287,942
                                                                  -------------
                                                                        287,942
                                                                  -------------
                    MEDIA: 1.16%
     250,000        AMFM, Inc., 8.000%, due 11/01/08                    261,250
     530,000        AOL Time Warner, Inc., 7.625%, due 04/15/31         443,248
     500,000        Century Communications, 0.000%, due 03/15/03        130,000
     200,000        Liberty Media Corp., 8.250%, due 02/01/30           198,163
     230,000        Tele-Communications-TCI Group, 7.875%,
                      due 08/01/13                                      216,590
     300,000        Time Warner Entertainment Co. LP, 8.875%,
                      due 10/01/12                                      302,845
     190,000        Viacom, Inc., 5.625%, due 08/15/12                  199,381
                                                                  -------------
                                                                      1,751,477
                                                                  -------------
                    MINING: 0.46%
     470,000   @@   Alcan, Inc., 4.875%, due 09/15/12                   478,892
     200,000   @@   Falconbridge Ltd., 7.350%, due 06/05/12             214,608
                                                                  -------------
                                                                        693,500
                                                                  -------------
                    OIL & GAS: 2.37%
     270,000   @@   Burlington Resources Finance Co., 6.500%,
                      due 12/01/11                                      301,663
     660,000        Devon Energy Corp., 7.95%, due 04/15/32             795,447
     500,000        Louis Dreyfus Natural Gas, 9.250%,
                      due 06/15/04                                      549,264
     220,000        Ocean Energy, Inc., 4.375%, due 10/01/07            223,239
     400,000        Pemex Project Funding Master Trust, 9.125%,
                      due 10/13/10                                      427,000
     500,000  #,@@  Petroleos Mexicanos, 6.500%, due 02/01/05           514,375
     660,000        Transocean, Inc., 7.500%, due 04/15/31              764,762
                                                                  -------------
                                                                      3,575,750
                                                                  -------------
                    OIL & GAS SERVICES: 0.10%
     150,000   #    Colonial Pipeline Co., 6.580%, due 08/28/32         155,918
                                                                  -------------
                                                                        155,918
                                                                  -------------
                    PHARMACEUTICALS: 0.12%
    170,000         Wyeth, 6.700%, due 03/15/11                         187,436
                                                                  -------------
                                                                        187,436
                                                                  -------------
                    PIPELINES: 0.68%
     250,000        Duke Energy Field Services LLC, 7.500%,
                      due 08/16/05                                      257,756
     455,000        Duke Energy Field Services LLC, 7.875%,
                      due 08/16/10                                      479,366
     340,000        Duke Energy Field Services LLC, 6.875%,
                      due 02/01/11                                      337,792
     250,000   #    Kinder Morgan Energy Partners LP, 7.300%,
                      due 08/15/33                                      262,186
     400,000   #    Northern Border Pipeline Co., 6.250%,
                      due 05/01/07                                      423,648
                                                                  -------------
                                                                      1,760,748
                                                                  -------------
                    REAL ESTATE: 0.22%
     300,000        EOP Operating LP, 6.750%, due 02/15/12              327,509
                                                                  -------------
                                                                        327,509
                                                                  -------------
                    REITS: 0.84%
   1,000,000        HRPT Properties Trust, 6.750%, due 12/18/02       1,000,191
     250,000        Simon Property Group LP, 6.375%, due 11/15/07       273,644
                                                                  -------------
                                                                      1,273,835
                                                                  -------------
                    TELECOMMUNICATIONS: 1.03%
     100,000        AT&T Corp., 6.000%, due 03/15/09                     90,140
     350,000   @@   British Telecommunications PLC, 8.870%,
                      due 12/15/30                                      423,518
     430,000   @@   France Telecom, 9.250%, due 03/01/11                469,905
     550,000        Verizon Global Funding Corp., 7.375%,
                      due 12/01/12                                      580,316
                                                                  -------------
                                                                      1,563,879
                                                                  -------------
                    TRANSPORTATION: 1.24%
     265,000        Burlington Northern Santa Fe Corp., 6.750%,
                      due 07/15/11                                      300,741
     920,344        FedEx Corp., 6.720%, due 01/15/22                 1,012,107
     485,000        Norfolk Southern Corp., 7.250%, due 02/15/31        565,711
                                                                  -------------
                                                                      1,878,559
                                                                  -------------
                    Total Corporate Bonds (Cost $29,266,611)         30,255,317
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 54.21%
                    FEDERAL HOME LOAN MORTGAGE CORPORATION: 12.65%
$  1,778,452        1.960%, due 01/25/31                          $   1,778,472
   1,892,992        2.080%, due 02/15/32                              1,891,864
     294,899        2.130%, due 07/15/28                                295,116
     888,386        2.180%, due 10/15/24                                889,892
   4,000,000        2.875%, due 09/26/05                              4,016,560
     500,000        3.250%, due 11/15/04                                512,119
   2,260,000        3.250%, due 08/15/05                              2,313,876
   2,000,000        3.750%, due 04/15/04                              2,055,682
   1,000,000        3.875%, due 02/15/05                              1,039,039
   1,600,000        4.875%, due 03/15/07                              1,723,818
   2,500,000        6.500%, due 10/01/32                              2,592,970
                                                                  -------------
                                                                     19,109,408
                                                                  -------------
                    FEDERAL NATIONAL MORTGAGE ASSOCIATION: 39.73%
   2,568,581        2.260%, due 12/25/29                              2,581,543
   1,413,127        2.390%, due 01/25/32                              1,423,724
   2,000,000        3.500%, due 09/15/04                              2,057,824
   3,000,000        4.750%, due 01/02/07                              3,158,727
     220,000        5.000%, due 01/15/07                                237,563
   6,500,000        5.250%, due 04/15/07                              7,094,484
   2,500,000        5.500%, due 10/01/32                              2,527,345
  21,712,143   -    5.865%, due 02/17/29                              2,142,800
   1,500,000        6.000%, due 05/15/08                              1,694,960
   2,717,502        6.000%, due 07/25/29                              2,780,692
   6,425,000        6.000%, due 10/01/17                              6,671,964
   5,000,000        6.000%, due 10/01/32                              5,135,940
   1,000,000        6.500%, due 07/25/30                              1,049,695
   3,949,923        6.500%, due 07/01/31                              4,102,242
   9,425,000        6.500%, due 10/01/32                              9,766,656
   2,400,000        6.500%, due 10/01/17                              2,514,000
   2,500,000        7.000%, due 10/01/32                              2,610,938
     240,928        7.500%, due 04/01/30                                254,431
   1,889,908        7.500%, due 12/25/41                              2,032,170
     172,485        8.000%, due 05/01/30                                184,474
                                                                  -------------
                                                                     60,022,172
                                                                  -------------
                    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 1.45%
   4,209,419   -    4.450%, due 06/16/31                                481,082
     506,267        7.000%, due 09/15/29                                531,987
     656,453        8.000%, due 01/20/31                                701,676
      75,982        10.000%, due 03/15/19                                87,372
     138,705        10.000%, due 01/15/21                               159,554
     144,103        10.000%, due 01/15/21                               165,762
      61,951        10.000%, due 01/15/21                                71,262
                                                                  -------------
                                                                      2,198,695
                                                                  -------------
                    OTHER U.S. GOVERNMENT AGENCIES: 0.38%
     500,000        Tennessee Valley Authority, 6.000%,
                      due 03/15/13                                      569,713
                                                                  -------------
                                                                        569,713
                                                                  -------------
                    Total U.S. Government Agency Obligations
                      (Cost $80,205,620)                             81,899,988
                                                                  -------------
U.S. TREASURY OBLIGATIONS: 17.53%
                    U.S. TREASURY BONDS: 3.02%
     800,000        6.250%, due 05/15/30                                976,313
   1,560,000        6.625%, due 05/15/07                              1,837,388
   1,060,000        7.500%, due 11/15/16                              1,405,660
     225,000        9.125%, due 05/15/18                                342,053
                                                                  -------------
                                                                      4,561,414
                                                                  -------------
                    U.S. TREASURY NOTES: 14.51%
     170,000        2.125%, due 08/31/04                                171,461
     450,000        3.250%, due 05/31/04                                461,988
   5,287,000        3.250%, due 08/15/07                              5,450,982
   6,529,000        4.375%, due 08/15/12                              6,944,205
   3,903,000        5.375%, due 02/15/31                              4,338,430
   4,100,000        5.750%, due 11/15/05                              4,555,165
                                                                  -------------
                                                                     21,922,231
                                                                  -------------
                    Total U.S. Treasury Obligations
                      (Cost $25,566,871)                             26,483,645
                                                                  -------------
OTHER ASSET-BACKED SECURITIES AND
  COLLATERALIZED MORTGAGE OBLIGATIONS: 15.47%
                    AIRLINES: 0.48%
     500,000        Continental Airlines, Inc., 7.568%,
                      due 12/01/06                                      328,241
     500,000        United AirLines, Inc., 6.602%, due 09/01/13         403,809
                                                                  -------------
                                                                        732,050
                                                                  -------------
                    COMMERCIAL MORTGAGE BACKED SECURITIES: 0.62%
     400,000        Morgan Stanley Capital I, 7.020%, due 03/15/32      460,690
     400,000        Salomon Brothers Mortgage Securities VII,
                      7.520%, due 12/18/09                              472,330
                                                                  -------------
                                                                        933,020
                                                                  -------------
                    OTHER ASSET BACKED SECURITIES: 6.19%
   2,541,747        EQCC Trust, 2.114%, due 11/25/31                  2,541,076
     467,167  #,@@  Garanti Trade Payment Rights Master Trust,
                      10.810%, due 06/15/04                             471,979
   2,591,693        New Century Home Equity Loan Trust, 2.117%,
                      due 07/25/30                                    2,581,970
   1,561,720        Residential Asset Securities Corp., 2.040%,
                      due 09/25/31                                    1,554,702
   2,203,365        Residential Asset Securities Corp., 2.110%,
                      due 06/25/32                                    2,199,074
                                                                  -------------
                                                                      9,348,801
                                                                  -------------
                    WHOLE LOAN COLLATERALIZED MORTGAGE OBLIGATION: 8.19%
   1,736,578        ABN Amro Mortgage Corp., 6.500%, due 02/25/32     1,817,407
     877,799        Bank of America Mortgage Securities, 5.242%,
                      due 02/25/32                                      888,495
     248,228        Bank of America Mortgage Securities, 6.500%,
                      due 02/25/32                                      262,870
     496,457        Bank of America Mortgage Securities, 6.500%,
                      due 02/25/32                                      531,971
     706,513        CitiCorp. Mortgage Securities, Inc., 6.250%,
                      due 11/25/16                                      737,165
   2,064,084        First Horizon Asset Securities, Inc., 2.360%,
                      due 06/25/32                                    2,069,110

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
$    172,520        GE Capital Mtg Services, Inc., 7.500%,
                      due 06/25/26                                $     173,399
   1,676,244        GSR Mortgage Loan Trust, 2.510%,
                      due 07/25/32                                    1,683,359
     442,953        Residential Accredit Loans, Inc., 7.750%,
                      due 05/25/27                                      455,810
   1,201,549        Residential Funding Mtg Sec I, 6.750%,
                      due 07/25/29                                    1,211,984
   1,000,000        Residential Funding Mtg Sec I, 2.314%,
                      due 09/25/31                                    1,002,445
     705,706        Wells Fargo Mortgage Backed Securities
                      Trust, 6.000%, due 12/25/16                       735,223
     776,855        Wells Fargo Mortgage Backed Securities
                      Trust, 6.500%, due 01/25/32                       798,759
                                                                  -------------
                                                                     12,367,997
                                                                  -------------
                    Total Asset Backed Securities and
                      Collateralized Mortgage Obligations
                      (Cost $23,354,535)                             23,381,868
                                                                  -------------
                    Total Long-Term Investments
                      (Cost $158,393,637)                           162,020,818
                                                                  -------------

SHORT-TERM INVESTMENTS: 9.57%
                    REPURCHASE AGREEMENT: 9.57%
$ 14,460,604        State Street Repurchase Agreement dated
                      09/30/02, 1.870% due 10/01/02, $14,461,355
                      to be received upon repurchase
                      (Collateralized by $6,570,000 SLMA,
                      3.375% Market Value $6,570,000 due
                      07/15/04 and 7,695,000 FFCB, 4.450%
                      Market Value $7,958,300 due 05/16/03)          14,460,604
                                                                  -------------
                    Total Short-Term Investments
                      (Cost $14,460,604)                             14,460,604
                                                                  -------------
                    TOTAL INVESTMENTS IN SECURITIES
                      (COST $172,854,241)*              116.32%   $ 176,481,422
                    OTHER ASSETS AND LIABILITIES-NET     16.32%     (25,392,757)
                                                        ======    =============
                    NET ASSETS                          100.00%   $ 151,088,665
                                                        ======    =============

----------
@@   Foreign Issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors.
-    Interest Only (IO) Security.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                    Gross Unrealized Appreciation                 $   4,340,992
                    Gross Unrealized Depreciation                      (713,811)
                                                                  -------------
                    Net Unrealized Appreciation                   $   3,627,181
                                                                  =============

                 See Accompanying Notes to Financial Statements

ING
National Tax-Exempt
Bond
Fund
          PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
Principal
Amount                       Security                 Ratings(1)      Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES: 93.45%
                    CALIFORNIA: 3.90%
$  1,000,000        California State General
                    Obligation, 5.000%, due
                    02/01/14                            A1/A+     $   1,103,870
                                                                  -------------
                    COLORADO: 3.87%
   1,000,000        Interlocken Metropolitan
                    District Colorado Reference,
                    Series A, 5.750%, due
                    12/15/19                            NR/AA         1,096,020
                                                                  -------------
                    FLORIDA: 3.85%
   1,000,000        Florida State Board of
                    Education, Series A, MBIA
                    insured, 5.000%, due
                    06/01/14                            NR/AAA        1,090,500
                                                                  -------------
                    ILLINOIS: 12.84%
   1,000,000        Chicago Illinois Board of
                    Education, Chicago School
                    Reform, AMBAC Insured
                    5.750%, due 12/01/27                Aaa/AAA       1,110,890
   1,000,000        Chicago Illinois Skyway Toll
                    Bridge, 5.500%, due
                    01/01/31                            Aaa/AAA       1,079,100
   1,250,000        De Kalb Ogle Etc. Counties,
                    Illinois Community College
                    District No. 523, FSA
                    Insured, 5.750%, due
                    02/01/11                            Aaa/NR        1,444,075
                                                                  -------------
                                                                      3,634,065
                                                                  -------------
                    INDIANA: 3.55%
   1,000,000        Indianapolis Industrial Local
                    Public Improvement Board,
                    5.750%, due 02/01/29                NR/AA         1,003,650
                                                                  -------------
                    MASSACHUSETTS: 3.79%
   1,000,000        Massachusetts State Port
                    Authority Revenue, Series C,
                    5.750%, due 07/01/29                Aa3/A+        1,072,550
                                                                  -------------
                    NEVADA: 4.02%
   1,100,000        Washoe County Nevada Gas
                    & Water Facilities, 6.300%,
                    due 12/01/14                        Aaa/AAA       1,137,400
                                                                  -------------
                    NEW YORK: 15.83%
   1,000,000        New York NY, General
                    Obligation, Series A,
                    5.000%, due 08/01/07                A2/A          1,095,500
   1,000,000        New York NY, General
                    Obligation, Series B,
                    5.625%, due 12/01/13                A2/A          1,134,740
   1,000,000        New York State Dormitory
                    Authority Revenue, Series A,
                    FSA Insured, 5.500%, due
                    07/01/15                            Aaa/AAA       1,134,260
   1,000,000        New York State Dormitory
                    Authority Revenue, Series C,
                    5.250%, due 04/01/16                Aaa/AAA       1,116,640
                                                                  -------------
                                                                      4,481,140
                                                                  -------------
                    OKLAHOMA: 7.59%
   $1,000,00        Oklahoma State Industrial
                    Authority Revenue
                    Reference, Health System
                    Obligation Group, Series A,
                    6.000%, due 08/15/19                Aaa/AAA       1,127,060
   1,000,000        Payne County Oklahoma
                    Economic Development
                    Authority, Student Housing
                    Revenue, Collegiate Housing
                    Foundation, Series A,
                    6.375%, due 06/01/30                Baa3/NR       1,020,560
                                                                  -------------
                                                                      2,147,620
                                                                  -------------
                    PENNSYLVANIA: 7.35%
   1,000,000        Pennsylvania State Finance
                    Authority, 6.600%, due
                    11/01/09                            NR/A          1,065,740
   1,000,000        Philadelphia Pennsylvania
                    Hospitals & Higher
                    Education Facilities
                    Authority Revenue,
                    Jefferson Health System,
                    5.000%, due 05/15/18                A1/AA-        1,014,990
                                                                  -------------
                                                                      2,080,730
                                                                  -------------
                    RHODE ISLAND: 7.68%
  $1,000,000        Rhode Island Clean Water
                    Finance Agency Revenue,
                    5.000%, due 10/01/14                Aaa/AAA       1,086,310
   1,000,000        Rhode Island State &
                    Providence Plantations,
                    5.000%, due 06/01/15                Aaa/AAA       1,086,720
                                                                  -------------
                                                                      2,173,030
                                                                  -------------
                    TEXAS: 8.02%
   1,000,000        Laredo Texas Independent
                    School District, General
                    Obligation, PSF Guaranteed,
                    5.500%, due 08/01/20                Aaa/AAA       1,103,660
   1,050,000        San Felipe Del Rio Texas
                    Independent School District,
                    General Obligation, PSF
                    Guaranteed, 5.500%, due
                    08/15/19                            Aaa/AAA       1,167,810
                                                                  -------------
                                                                      2,271,470
                                                                  -------------
                    WASHINGTON: 7.24%
   1,000,000        Seattle Washington
                    Municipal Light & Power
                    Revenue, Series B, MBIA
                    Insured, 5.000%, due
                    06/01/24                            Aaa/AAA       1,020,670
   1,000,000        Washington State General
                    Obligation, Series A,
                    5.000%, due 07/01/26                Aaa/AAA       1,028,120
                                                                  -------------
                                                                      2,048,790
                                                                  -------------
                    WEST VIRGINIA: 3.92%
   1,000,000        West Virginia State Hospital
                    Finance Authority, Hospital
                    Revenue, Oak Hill Hospital,
                    Series B, 6.750%, due
                    09/01/30                            A2/NR         1,109,270
                                                                  -------------
                    Total Long-Term
                    Investments
                    (Cost $24,383,369)                               26,450,105
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
National Tax-Exempt
Bond
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 5.53%
                    REPURCHASE AGREEMENT: 5.53%
$  1,567,000        State Street Repurchase Agreement dated
                      09/30/02, 1.870% due 10/01/02, $1,567,081
                      to be received upon repurchase
                      (Collateralized by $1,585,000 FNMA,
                      3.250% Market Value $1,602,484
                      due 01/23/04)                               $   1,567,000
                                                                  -------------
                    Total Short-Term Investment
                      (Cost $1,567,000)                               1,567,000
                                                                  -------------
                    TOTAL INVESTMENTS IN SECURITIES
                      (COST $25,950,369)*                98.98%   $  28,017,105
                    OTHER ASSETS AND LIABILITIES-NET      1.02%   $     288,052
                                                        ------    -------------
                    NET ASSETS                          100.00%   $  28,305,157
                                                        ======    =============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                    Gross Unrealized Appreciation                 $   2,066,736
                    Gross Unrealized Depreciation                            --
                                                                  -------------
                    Net Unrealized Appreciation                   $   2,066,736
                                                                  =============

(1) Credit ratings are provided by Moody's Investor Service, Inc. and Standard & Poor's Rating Group

                 See Accompanying Notes to Financial Statements

ING
Strategic
Bond
Fund
          PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 35.62%
                    AEROSPACE/DEFENSE: 0.17%
$    107,000   XX   Simula, Inc., 8.000%, due 05/01/04            $      84,530
                                                                  -------------
                    BANKS: 1.12%
     500,000        Wachovia Corp., 4.950%, due 11/01/06                534,532
                                                                  -------------
                    BEVERAGES: 0.87%
     400,000        The Coca-Cola Co., 4.000%, due 06/01/05             417,231
                                                                  -------------
                    BUILDING MATERIALS: 0.21%
     100,000        Nortek, Inc., 8.875%, due 08/01/08                  100,250
                                                                  -------------
                    CHEMICALS: 1.10%
     500,000        Dow Chemical Co., 5.750%, due 12/15/08              526,454
                                                                  -------------
                    COMMERCIAL SERVICES: 0.34%
     375,000        Mail-Well, Inc., 8.750%, due 12/15/08               163,125
                                                                  -------------
                    DIVERSIFIED FINANCIAL SERVICES: 8.74%
     500,000        Boeing Capital Corp, 7.100%, due 09/27/05           546,090
     500,000        Citigroup, Inc., 4.125%, due 06/30/05                17,421
     500,000        Ford Motor Credit Co., 6.500%, due 01/25/07         482,960
     500,000        General Electric Capital Corp., 5.000%,
                      due 06/15/07                                      529,054
     450,000        General Motors Acceptance Corp., 6.125%,
                      due 09/15/06                                      457,523
     900,000   #    Goldman Sachs Group LP, 6.625%, due 12/01/04        971,990
     500,000        Household Finance Corp., 5.750%, due 01/30/07       487,011
     250,000        Orion Power Holdings, Inc., 12.000%,
                      due 05/01/10                                      193,750
                                                                  -------------
                                                                      4,185,799
                                                                  -------------
                    ELECTRIC: 4.67%
     278,000        Calpine Corp., 7.625%, due 04/15/06                 120,930
      78,000        East Coast Power LLC, 7.536%, due 06/30/17           72,978
     500,000   @@   Empresa Nacional de Electricidad S.A. 8.500%,
                      due 04/01/09                                      493,417
      20,000   @@   Enersis S.A. (Chile), 6.600%, due 12/01/26           18,335
     400,000        Exelon Corp., 6.750%, due 05/01/11                  443,116
     500,000        Progress Energy, Inc., 6.750%, due 03/01/06         537,686
     500,000   @@   Tenaga Nasional BHD, 7.625%, due 04/01/11           547,884
                                                                  -------------
                                                                      2,234,346
                                                                  -------------
                    ELECTRONICS: 0.21%
     100,000   @@   Flextronics Intl., Ltd., 9.875%, due 07/01/10       100,000
                                                                  -------------
                    ENVIRONMENTAL CONTROL: 0.20%
     100,000        Allied Waste North America, 8.875%,
                      due 04/01/08                                       97,500
                                                                  -------------
                    FOOD: 1.32%
     450,000        Conagra Foods, Inc., 9.750%, due 03/01/21           629,832
                                                                  -------------
                    HOLDING COMPANIES-DIVERSIFIED: 0.11%
      50,000        Kansas City Southern Railway, 9.500%,
                      due 10/01/08                                       55,000
                                                                  -------------
                    INSURANCE: 1.12%
     500,000   #    AIG SunAmerica Global Financing XII, 5.300%,
                      due 05/30/07                                      534,625
                                                                  -------------
                    IRON/STEEL: 0.10%
      25,000        AK Steel Corp., 7.875%, due 02/15/09                 25,000
      25,000        Armco, Inc., 9.000%, due 09/15/07                    25,187
                                                                  -------------
                                                                         50,187
                                                                  -------------
                    LODGING: 0.81%
     100,000        Boyd Gaming Corp., 8.750%, due 04/15/12             104,500
     100,000        Mandalay Resort Group, 9.250%, due 12/01/05         104,500
      75,000        Prime Hospitality Corp., 8.375%, due 05/01/12        71,625
     100,000        Station Casinos, Inc., 9.875%, due 07/01/10         107,750
                                                                  -------------
                                                                        388,375
                                                                  -------------
                    MEDIA: 2.53%
     350,000   +    Charter Communications Holdings LLC, 0/11.750%,
                      due 01/15/10                                      147,000
     150,000        Echostar DBS Corp., 9.250%, due 02/01/06            144,750
     100,000        Mediacom Broadband LLC, 11.000%, due 07/15/13        92,500
     150,000        Primedia, Inc., 7.625%, due 04/01/08                111,750
     100,000        Sinclair Broadcast Group, Inc., 8.750%,
                      due 12/15/07                                      103,000
     600,000        Walt Disney Co., 4.875%, due 07/02/04               610,821
                                                                  -------------
                                                                      1,209,821
                                                                  -------------
                    MULTI-NATIONAL: 1.09%
     500,000        Inter-American Development Bank, 4.000%,
                      due 01/18/05                                      520,498
                                                                  -------------
                    OIL & GAS: 3.76%
     600,000        Conoco, Inc., 5.900%, due 04/15/04                  629,900
     175,000        Energy Corp of America, 9.500%, due 05/15/07        115,281
     500,000        Marathon Oil Corp., 6.800%, due 03/15/32            536,439
     400,000        Pemex Project Funding Master Trust, 9.125%,
                      due 10/13/10                                      427,000
     100,000        The Premcor Refining Group, Inc., 8.375%,
                      due 11/15/07                                       90,500
                                                                  -------------
                                                                      1,799,120
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Bond
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
                    PIPELINES: 1.09%
$    500,000   #    Kinder Morgan, Inc., 6.500%, due 09/01/12     $     520,896
                                                                  -------------
                    RETAIL: 1.32%
     600,000        Wal-Mart Stores, Inc., 4.375%, due 07/12/07         632,188
                                                                  -------------
                    SOVEREIGN: 2.83%
     200,000   @@   Dominican Republic Intl. Bond, 2.938%,
                      due 08/30/24                                      166,852
     500,000   @@   Poland Government Intl. Bond, 6.250%,
                      due 07/03/12                                      545,000
     600,000   @@   Quebec Province, 5.000%, due 07/17/09               640,955
                                                                  -------------
                                                                      1,352,807
                                                                  -------------
                    TELECOMMUNICATIONS: 1.70%
     500,000        Citizens Communications Co., 7.450%,
                      due 01/15/04                                      496,218
     150,000        Nextel Communications, Inc., 10.650%,
                      due 09/15/07                                      126,000
     150,000        NMS Communications Corp., 5.000%,
                      due 10/15/05                                      101,437
     200,000        Qwest Capital Funding, Inc., 7.000%,
                      due 08/03/09                                       90,000
   1,000,000 **,XX  WinStar Communications, Inc., 12.750%,
                      due 04/15/10                                          200
                                                                  -------------
                                                                        813,855
                                                                  -------------
                    TRANSPORTATION: 0.21%
     100,000        Gulfmark Offshore, Inc., 8.750%, due 06/01/08       102,000
                                                                  -------------
                    Total Corporate Bonds (Cost $17,352,761)         17,052,971
                                                                  -------------
U.S. TREASURY OBLIGATIONS: 11.83%
                    U.S. TREASURY BONDS: 1.86%
     800,000        5.375 due, 02/15/31                                 889,250
                                                                  -------------
                    U.S. TREASURY NOTES: 9.97%
   2,000,000        3.250% due, 08/15/07                              2,062,032
   2,550,000        4.375% due, 08/15/12                              2,712,165
                                                                  -------------
                                                                      4,774,197
                                                                  -------------
                    Total U.S. Treasury Obligations
                      (Cost $5,368,050)                               5,663,447
                                                                  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 38.11%
                    FEDERAL HOME LOAN MORTGAGE CORPORATION: 3.78%
     126,634        5.500%, due 01/01/14                          $     131,537
      61,266        5.500%, due 02/01/14                                 63,639
     922,155        6.500%, due 02/01/32                                957,491
     622,316        7.000%, due 06/01/29                                649,954
       2,445        9.000%, due 06/01/06                                  2,558
       2,841        10.000%, due 10/01/03                                 2,921
                                                                  -------------
                                                                      1,808,100
                                                                  -------------
                    FEDERAL NATIONAL MORTGAGE ASSOCIATION: 30.72%
   1,000,000        3.625%, due 04/15/04                              1,026,726
   1,000,000        5.250%, due 04/15/07                              1,091,459
   1,984,113        6.000%, due 02/01/32                              2,041,577
   1,150,000        6.000%, due 10/01/32 TBA                          1,181,266
     500,000        6.125%, due 03/15/12                                569,221
      43,969        6.500%, due 02/01/09                                 46,310
     353,027        6.500%, due 08/01/15                                370,011
   1,862,678        6.500%, due 06/01/28                              1,934,508
   1,540,399        6.500%, due 12/01/31                              1,597,962
   1,150,000        6.500%, due 10/01/32 TBA                          1,191,688
     159,449        7.000%, due 03/01/15                                168,799
   1,150,000        7.000%, due 10/01/32 TBA                          1,201,031
     706,847        7.500%, due 07/01/21                                748,879
   1,413,177        7.500%, due 02/01/31                              1,501,117
      26,200        8.000%, due 08/01/30                                 28,021
       3,415        9.500%, due 06/01/05                                  3,445
       3,284        9.500%, due 07/01/06                                  3,368
       4,604        9.500%, due 05/01/07                                  4,633
                                                                  -------------
                                                                     14,710,021
                                                                  -------------
                    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 3.61%
     267,029        6.500%, due 06/15/29                                278,952
     867,913        6.500%, due 05/15/31                                906,291
     122,150        7.500%, due 11/15/29                                129,735
     359,202        8.000%, due 06/20/30                                383,988
      27,373        8.000%, due 07/15/30                                 29,391
       1,338        8.500%, due 02/15/21                                  1,468
                                                                  -------------
                                                                      1,729,825
                                                                  -------------
                    Total U.S. Government Agency Obligations
                      (Cost $17,560,501)                             18,247,946
                                                                  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 1.29%
                    MORTGAGE -- COMMERCIAL: 0.64%
     308,741   #    Allied Capital Commercial Mortgage Trust,
                      6.710%, due 01/01/28                              308,538
                                                                  -------------
                    MORTGAGE -- RESIDENTIAL: 0.65%
     286,816        Emergent Home Equity Loan Trust, 7.080%,
                      due 12/15/28                                      309,096
         969 (1),@@ Unikredit Realkredit, 6.000%, due 07/01/29              130
                                                                  -------------
                                                                        309,226
                                                                  -------------
                    Total CMO's and Asset-Backed Securities
                      (Cost $586,011)                                   617,764
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Bond
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------

SHARES                              Security                          Value
--------------------------------------------------------------------------------
MUTUAL FUNDS: 5.74%
                    INVESTMENT COMPANIES: 5.74%
     159,416   &    ING High Yield Bond -- Class A                $   1,257,796
     100,000        ING High Yield Opportunity -- Class A               648,000
     143,100   &    ING Prime Rate Trust                                844,290
                                                                  -------------
                                                                      2,750,086
                                                                  -------------
                    Total Mutual Funds (Cost $2,991,099)              2,750,086
                                                                  -------------

Number of
Warrants
--------------------------------------------------------------------------------
WARRANTS: 0.00%
                    DIVERSIFIED FINANCIAL SERVICES: 0.00%
   250      XX,@    North Atlantic Trading, Inc.                  $           3
                                                                  -------------
                    Total Warrants (Cost $0)                                  3
                                                                  -------------
                    Total Long-Term Investments
                      (Cost $43,858,422)                             44,332,217
                                                                  -------------

Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 14.00%
                    REPURCHASE AGREEMENT: 14.00%
$  6,701,410        State Street Repurchase Agreement dated
                      09/30/02, 1.760% due 10/01/02, $6,701,738
                      to be received upon repurchase
                      (Collateralized by $4,355,000 U.S.
                      Treasury Bonds, 12.500% Market Value
                      $6,848,238 due 08/15/14                     $   6,701,410
                                                                  -------------
                    Total Short-Term Investments
                      (Cost $6,701,410)                               6,701,410
                                                                  -------------
                    TOTAL INVESTMENTS IN SECURITIES
                      (COST $50,559,832)*               106.59%   $  51,033,627
                    OTHER ASSETS AND LIABILITIES-NET     -6.59%   $  (3,157,151)
                                                        ------    -------------
                    NET ASSETS                          100.00%   $  47,876,476
                                                        ======    =============

@    Non-income producing security
@@   Foreign Issuer
&    Payment-in-kind
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors.
**   Defaulted Security
XX Value of Securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures
(1)  Principal Amount presented in Danish Kroner
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                    Gross Unrealized Appreciation                 $   1,740,448
                    Gross Unrealized Depreciation                    (1,266,653)
                                                                  -------------
                    Net Unrealized Appreciation                   $     473,795
                                                                  =============

                 See Accompanying Notes to Financial Statements

ING Classic
Money Market
Fund
          PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
ASSET-BACKED COMMERCIAL PAPER: 17.12%
$  5,000,000        Ciesco LP, 1.750%, due 11/07/02               $   4,991,007
   4,760,000        Corporate Asset Funding Corp., 1.750%,
                      due 10/18/02                                    4,756,066
   5,000,000        Delaware Funding Corp., 1.760%, due 10/11/02      4,997,556
   7,000,000        Edison Asset Securitization, 1.720%,
                      due 02/12/03                                    6,955,184
   5,000,000        Edison Asset Securitization, 1.830%,
                      due 10/07/02                                    4,998,475
   5,000,000        Edison Asset Securitization, 1.870%,
                      due 11/07/02                                    4,990,390
   5,000,000        Edison Asset Securitization, 2.030%,
                      due 10/17/02                                    4,995,489
   4,000,000        Enterprise Funding Corp., 1.760%, due 11/01/02    3,993,938
   6,000,000        Park Avenue Receivable, 1.760%, due 10/02/02      5,999,707
   5,000,000        Park Avenue Receivable, 1.760%, due 10/28/02      4,993,400
   6,000,000        Preferred Receivable Funding, 1.760%,
                      due 10/07/02                                    5,998,240
   5,000,000        Preferred Receivable Funding, 1.770%,
                      due 10/07/02                                    4,998,525
   5,000,000        Windmill Funding Corp., 1.660%, due 11/15/02      4,989,625
   5,000,000        Windmill Funding Corp., 1.760%, due 10/31/02      4,992,667
   5,000,000        Windmill Funding Corp., 1.760%, due 02/19/03      4,965,533
   5,000,000        Windmill Funding Corp., 1.780%, due 10/21/02      4,995,056
                                                                  -------------
                    Total Asset-Backed Commercial Paper
                      (Cost $82,610,858)                             82,610,858
                                                                  -------------
COMMERCIAL PAPER: 22.75%
                    ANIMAL AND MARINE FAT AND OILS: 1.24%
   6,000,000        Archer Daniels Midland Co., 1.700%,
                      due 11/13/02                                    5,987,817
                                                                  -------------
                    FOREIGN BANK & BRANCHES: 6.21%
   7,000,000        Dexia Delaware, 1.730%, due 11/12/02              6,985,872
   5,000,000        Dexia Delaware, 1.770%, due 10/15/02              4,996,558
   5,000,000        Dexia Delaware, 1.770%, due 10/17/02              4,996,067
   5,000,000        Societe Generale NA Inc., 1.650%, due 11/12/02    4,990,375
   4,000,000        Societe Generale NA Inc., 1.680%, due 11/04/02    3,993,653
   4,000,000        UBS Finance, Inc., 1.740%, due 10/01/02           4,000,000
                                                                  -------------
                                                                     29,962,525
                                                                  -------------
                    LIFE INSURANCE: 0.83%
   4,000,000        Aegon Funding Corp., 2.240%, due 10/02/02         3,999,751
                                                                  -------------
                    MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS: 1.64%
   8,000,000        Nestle Capital Corp., 1.690%, due 02/18/03        7,947,422
                                                                  -------------
                    PERSONAL CREDIT INSTITUTIONS: 5.80%
   4,000,000        American Honda Finance Corp., 1.750%,
                      due 11/12/02                                    3,991,833
   4,000,000        Citigroup, Inc., 1.790%, due 10/10/02             3,998,210
  10,000,000        Household Finance Corp., 1.970%, due 10/16/02     9,991,792
   5,000,000        Toyota Motor Credit Corp., 2.060%,
                      due 10/08/02                                    4,997,997
   5,000,000        Transamerica Finance Corp., 1.770%,
                      due 10/08/02                                    4,998,279
                                                                  -------------
                                                                     27,978,111
                                                                  -------------
                    SECURITY BROKERS, DEALERS,
                      AND FLOTATION COMPANIES: 5.99%
   5,000,000        Goldman Sachs Group, 1.750%, due 02/20/03         4,965,486
   4,000,000        J.P. Morgan Chase and Co., 1.720%,
                      due 01/22/03                                    3,978,404
   4,000,000        Merrill Lynch + Co., Inc., 1.710%,
                      due 01/16/03                                    3,979,670
   5,000,000        Morgan Stanley Dean Witter Co., 1.770%,
                      due 10/03/02                                    4,999,508
   6,000,000        Morgan Stanley Dean Witter Co., 1.770%,
                      due 10/24/02                                    5,993,215
   5,000,000        Salomon Smith Barney, Inc., 1.770%,
                      due 10/09/02                                    4,998,033
                                                                  -------------
                                                                     28,914,316
                                                                  -------------
                    TOILET PREPARATIONS: 1.04%
   5,000,000        Gillette Co., 2.060%, due 10/15/02                4,995,994
                                                                  -------------
                    Total Commercial Paper (Cost $109,785,936)      109,785,936
                                                                  -------------
CORPORATE NOTES: 27.29%
                    BANK HOLDING COMPANIES: 8.22%
   5,000,000        Bank One Corp., 1.970%, due 02/14/03              5,004,374
   4,000,000        Chase Manhattan Corp., 1.903%, due 02/13/03       4,002,788
   9,000,000        Citigroup, Inc., 1.900%, due 05/30/03             9,005,530
   9,650,000        Citigroup, Inc., 1.950%, due 07/17/03             9,660,866
  12,000,000        Wells Fargo + Co., 1.870%, due 10/30/02          12,001,536
                                                                  -------------
                                                                     39,675,094
                                                                  -------------
                    FOREIGN BANKS AND BRANCHES: 0.63%
   3,000,000        Dexia Bank NY, 1.724%, due 03/25/03               2,999,302
                                                                  -------------
                    NATIONAL COMMERCIAL BANKS: 8.71%
   5,000,000        Bank of America NA, 2.250%, due 01/31/03          5,000,000
   5,000,000        Bank One NA, 1.730%, due 06/10/03                 4,998,961
   5,000,000        Bank One NA, 1.900%, due 09/17/03                 5,006,024
   5,000,000        Bank One NA, 1.920%, due 04/07/03                 5,003,323
   3,000,000        First Chicago Corp., 1.898%, due 02/18/03         3,001,861
   7,000,000        Fleet National Bank, 1.923%, due 03/06/03         7,005,350

                 See Accompanying Notes to Financial Statements

ING Classic
Money Market
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
$  4,000,000        Morgan Guaranty Trust Co., 1.939%,
                      due 06/30/03                                $   4,004,360
   8,000,000        Wells Fargo Bank NA, 1.760%, due 01/21/03         8,000,000
                                                                  -------------
                                                                     42,019,879
                                                                  -------------
                    PERSONAL CREDIT INSTITUTIONS: 4.25%
   4,000,000        General Electric Capital Corp., 1.815%,
                      due 03/24/03                                    4,000,570
  10,000,000        General Electric Capital Corp., 1.830%,
                      due 11/06/02                                   10,000,523
   4,000,000        General Electric Capital Corp., 1.840%,
                      due 10/09/03                                    4,000,000
   2,500,000        General Electric Capital Corp., 5.350%,
                      due 11/18/02                                    2,510,260
                                                                  -------------
                                                                     20,511,353
                                                                  -------------
                    SECURITY BROKERS, DEALERS,
                      AND FLOTATION COMPANIES: 3.40%
   3,500,000        Goldman Sachs Group, Inc., 2.090%,
                      due 04/03/03                                    3,504,158
   3,900,000        Merrill Lynch + Co., Inc., 1.950%,
                      due 06/24/03                                    3,902,574
   4,000,000        Morgan Stanley Dean Witter, 1.940%,
                      due 10/15/02                                    4,000,251
   5,000,000        Morgan Stanley Dean Witter, 2.003%,
                      due 01/16/03                                    5,002,526
                                                                  -------------
                                                                     16,409,509
                                                                  -------------
                    TELEPHONE COMMUNICATIONS: 2.08%
   5,000,000        Bellsouth Corp, 4.105%, due 04/26/03              5,039,886
   5,000,000        Bellsouth Telecommunications, 1.819%,
                      due 07/04/03                                    5,000,000
                                                                  -------------
                                                                     10,039,886
                                                                  -------------
                    Total Corporate Notes (Cost $131,655,023)       131,655,023
                                                                  -------------
CERTIFICATES OF DEPOSIT: 25.70%
                    BANK HOLDING COMPANIES: 0.83%
   4,000,000        Chase Manhattan Bank, 1.680%, due 02/10/03        3,998,788
                                                                  -------------
                    FOREIGN BANK AND BRANCHES: 19.90%
   7,000,000        Abbey National Treasury Services PLC, 1.740%,
                      due 12/10/02                                    6,999,861
  10,000,000        ABN Amro Bank NV, 1.945%, due 11/14/02           10,000,122
   5,000,000        ABN Amro Bank NV, 1.990%, due 12/31/02            5,000,001
  10,000,000        Barclays Bank PLC, 1.790%, due 10/11/02          10,000,014
   4,000,000        Barclays Bank PLC, 1.790%, due 12/31/02           4,000,050
  10,000,000        Barclays Bank PLC, 1.810%, due 11/05/02          10,000,000
   6,000,000        Canadian Imperial Bank, 1.740%, due 11/25/02      6,000,081
   6,000,000        Canadian Imperial Bank, 1.750%, due 11/04/02      6,000,274
   7,000,000        Rabobank Nederland N.V., 2.850%, due 03/24/03     6,998,685
  17,000,000        Royal Bank Scotland PLC, 2.700%, due 04/22/03    17,012,348
   4,000,000        Toronto Dominion Bank Ltd., 1.650%,
                      due 01/10/03                                    3,999,200
   5,000,000        Toronto Dominion Bank Ltd., 1.680%,
                      due 11/08/02                                    4,999,947
   5,000,000        Toronto Dominion Bank Ltd., 3.655%,
                      due 10/04/02                                    5,000,002
                                                                  -------------
                                                                     96,010,585
                                                                  -------------
                    NATIONAL COMMERCIAL BANKS: 4.97%
  10,000,000        Southtrust Bank NA, 1.750%, due 02/05/03         10,001,314
   5,000,000        State Street Bank and Trust Co., 1.760%,
                      due 02/03/03                                    5,000,000
   4,000,000        State Street Bank and Trust Co., 1.870%,
                      due 12/24/02                                    4,000,264
   5,000,000        State Street Bank and Trust Co., 2.200%,
                      due 07/08/03                                    5,000,000
                                                                  -------------
                                                                     24,001,578
                                                                  -------------
                    Total Certificates of Deposit
                      (Cost $124,010,951)                           124,010,951
                                                                  -------------
REPURCHASE AGREEMENT: 10.48%
  50,589,000        State Street Repurchase Agreement dated
                      09/30/02, 1.870% due 10/01/02,
                      $50,591,628 to be received upon
                      repurchase (Collateralized by
                      $42,255,000 FNMA, 7.125% Market
                      Value $51,603,919 due 06/15/10)                50,589,000
                                                                  -------------
                    Total Repurchase Agreements                      50,589,000
                                                                  -------------
                    TOTAL INVESTMENTS IN SECURITIES
                      (COST $498,651,768)*              103.34%   $ 498,651,768
                    OTHER ASSETS AND LIABILITIES-NET     -3.34%     (16,129,714)
                                                        ------    -------------
                    NET ASSETS                          100.00%   $ 482,522,054
                                                        ======    =============

* Also represents cost for income tax purposes.

                 See Accompanying Notes to Financial Statements

ING
Money Market
Fund
          PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
COMMERCIAL PAPER: 92.33%
$  2,200,000        AIG Funding, Inc., 1.720%, due 10/11/02       $   2,198,949
   1,100,000        Alfa Corp., 1.750%, due 11/01/02                  1,098,343
   2,100,000        Alfa Corp., 1.760%, due 10/04/02                  2,099,692
   2,300,000        American Express Credit Corp., 1.750%,
                      due 11/01/02                                    2,296,534
   3,000,000        American Honda Finance Corp., 1.750%,
                      due 10/09/02                                    2,998,833
   1,700,000        Caterpillar Financial Services Corp., 1.730%,
                      due 11/22/02                                    1,695,752
   1,320,000        Caterpillar Financial Services Corp., 1.740%,
                      due 12/02/02                                    1,316,044
   3,000,000        Coca Cola Co., 1.740%, due 10/15/02               2,997,970
   2,700,000        Cooperative Association Tractor Dealers,
                      1.800%, due 10/01/02                            2,700,000
   1,100,000        First Data Corp., 1.750%, due 10/15/02            1,099,251
   3,000,000        Gannett, Inc., 1.730%, due 10/11/02               2,998,558
   3,000,000        General Electric Capital Corp., 1.620%,
                      due 11/01/02                                    2,995,815
   3,000,000        Goldman Sachs Group LP, 1.740%, due 11/04/02      2,995,070
   2,500,000        Grainger WW, Inc., 1.720%, due 12/20/02           2,490,444
   3,000,000        Great West Life and Annuity Insurance,
                      1.750%, due 10/28/02                            2,996,063
   3,000,000        McGraw Hill, Inc., 1.740%, due 11/14/02           2,993,620
   1,500,000        MetLife Funding, Inc., 1.750%, due 11/04/02       1,497,521
   2,900,000        Mid-States Corp. Federal Credit Union, 1.760%,
                      due 10/16/02                                    2,897,873
   3,000,000        Minnesota Mining and Manufacturing Co., 1.700%,
                      due 10/21/02                                    2,997,167
   2,900,000        Paccar Financial Corp., 1.750%, due 10/04/02      2,899,577
   3,000,000        Pitney Bowes, Inc., 1.740%, due 10/21/02          2,997,100
   2,500,000        Prudential Funding Corp., 1.730%, due 10/10/02    2,498,919
   1,200,000        Salomon Smith Barney Holdings, Inc., 1.760%,
                      due 10/01/02                                    1,200,000
   1,421,000        Salomon Smith Barney Holdings, Inc., 1.760%,
                      due 10/23/02                                    1,419,472
   3,000,000        Schering Corp., 1.760%, due 10/02/02              2,999,853
   3,000,000        Systems United Corp., 1.790%, due 10/17/02        2,997,613
   2,500,000        Wisconsin Corp. Central Credit Union, 1.760%,
                      due 10/24/02                                    2,497,189
                                                                  -------------
                                                                     64,873,222
                                                                  -------------
                    Total Commercial Paper (Cost $64,873,222)        64,873,222
                                                                  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.54%
   3,000,000        Federal National Mortgage Association, 2.010%,
                      due 10/02/02                                    2,999,833
   3,000,000        Student Loan Marketing Association, 1.760%,
                      due 10/01/02                                    3,000,000
                                                                  -------------
                                                                      5,999,833
                                                                  -------------
                    Total U.S. Government Agency Obligations
                      (Cost $5,999,833)                               5,999,833
                                                                  -------------
U.S. TREASURY OBLIGATIONS: 0.57%
     400,000        U.S. Treasury Bill, 1.820%, due 10/17/02            399,676
                                                                  -------------
                    Total U.S. Treasury Obligations
                      (Cost $399,676)                                   399,676
                                                                  -------------
REPURCHASE AGREEMENT: 0.03%
$     23,000        State Street Repurchase Agreement dated
                      09/30/02, 1.760% due 10/01/02, $23,001
                      to be received upon repurchase
                      (Collateralized by $20,000 U.S.
                      Treasury Bonds, 9.250%, Market Value
                      $30,450 due 02/15/16)                              23,000
                                                                  -------------
                    Total Repurchase Agreement                           23,000
                                                                  -------------
                    TOTAL INVESTMENTS IN SECURITIES
                      (COST $71,295,731)                101.47%   $  71,295,731
                    OTHER ASSETS AND LIABILITIES-NET     -1.47%      (1,031,192)
                                                        ------    -------------
                    NET ASSETS                          100.00%   $  70,264,539
                                                        ======    =============

* Also represents cost for income tax purposes.

                 See Accompanying Notes to Financial Statements

ING
Money Market
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Beverages -- Non Alcoholic                                              4.27%
Data Processing/Management                                              1.56%
Diversified Financial Services                                          7.39%
Diversified Manufacturing                                               4.27%
Finance -- Auto Loans                                                   8.39%
Finance -- Credit Card                                                  3.27%
Finance -- Investment Banker/Broker                                     7.99%
Finance -- Other Services                                               4.29%
Government Agency                                                       8.54%
Life/Health Insurance                                                   4.26%
Machinery -- Electrical                                                 3.54%
Medical Wholesale Drug Distributor                                      4.27%
Multi-Line Insurance                                                    4.55%
Multimedia                                                              8.53%
Office Automation and Equipment                                         4.27%
S&L/Thrifts -- Central U.S.                                             7.68%
S&L/Thrifts -- Western U.S.                                             4.27%
Special Purpose Entity                                                  9.53%
U.S. Government                                                         0.57%
Repurchase Agreement                                                    0.03%
Other Assets and Liabilities, Net                                      -1.47%
                                                                      ------
NET ASSETS                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

ING
Lexington Money
Market Trust
          PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
COMMERCIAL PAPER: 77.33%
$  1,500,000        AIG Funding, Inc., 1.740%, due 10/15/02       $   1,498,985
   2,500,000        Alfa Corp., 1.750%, due 11/18/02                  2,494,167
   2,500,000        American Honda Finance Corp., 1.700%,
                      due 10/07/02                                    2,499,292
     700,000        Caterpillar Financial Services, 1.740%,
                      due 10/28/02                                      699,085
   2,000,000        Coca Cola Co., 1.720%, due 10/18/02               1,998,376
   2,000,000        Cooperative Association Tractor Dealers,
                      1.800%, due 10/11/02                            1,999,000
   1,836,000        General Electric Capital Corp., 1.740%,
                      due 10/01/02                                    1,836,000
   1,500,000        Goldman Sachs Group LP, 1.740%, due 11/04/02      1,497,535
   2,300,000        Grainger WW, Inc., 1.720%, due 12/20/02           2,291,209
   2,325,000        Great West Life, 1.760%, due 11/08/02             2,320,681
   1,400,000        Mcgraw Hill, Inc., 1.740%, due 11/14/02           1,397,023
   1,300,000        Merrill Lynch and Co., 1.790%, due 10/11/02       1,299,354
   2,000,000        Met Life Funding, Inc., 1.700%, due 12/05/02      1,993,861
   2,600,000        Mid States Corp. Federal Credit Union, 1.760%,
                      due 10/16/02                                    2,598,093
   1,400,000        Minnesota Mining and Manufacturing Co.,
                      1.700%, due 10/21/02                            1,398,678
   2,500,000        New York Times, 1.800%, due 10/02/02              2,499,875
     700,000        Paccar Financial Corp., 1.750%, due 10/15/02        699,524
     400,000        Pitney Bowes, Inc., 1.740%, due 10/21/02            399,613
   1,700,000        Salomon Smith Barney Holdings, Inc., 1.730%,
                      due 10/21/02                                    1,698,366
   2,500,000        Schering Corp., 1.730%, due 11/01/02              2,496,276
   2,400,000        Systems United Corp., 1.780%, due 10/17/02        2,398,101
   2,000,000        Wisconsin Corp. Central Credit Union, 1.790%,
                      due 10/24/02                                    1,997,713
                                                                  -------------
                                                                     40,010,807
                                                                  -------------
                    Total Commercial Paper (Cost $40,010,807)        40,010,807
                                                                  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.90%
   1,500,000        Student Loan Marketing Association, 1.760%,
                      due 10/01/02                                    1,500,000
                                                                  -------------
                    Total U.S. Government Agency Obligations
                      (Cost $1,500,000)                               1,500,000
                                                                  -------------
U.S. TREASURY OBLIGATIONS: 20.09%
  7,400,000         U.S. Treasury Bill, 1.670%, due 10/10/02          7,396,910
  1,900,000         U.S. Treasury Bill, 1.820%, due 10/17/02          1,898,463
  1,100,000         U.S. Treasury Bill, 1.670%, due 12/19/02          1,095,969
                                                                  -------------
                                                                     10,391,342
                                                                  -------------
                    Total U.S. Treasury Obligations
                      (Cost $10,391,342)                             10,391,342
                                                                  -------------
REPURCHASE AGREEMENTS: 0.17%
$     89,000        State Street Repurchase Agreement dated
                      09/30/02, 1.760% due 10/01/02,
                      $89,004 to be received upon repurchase
                      (Collateralized by $90,000 U.S. Treasury
                      Notes, 3.000%, Market Value $92,010 due
                      02/29/04                                           89,000
                                                                  -------------
                    Total Repurchase Agreement                           89,000
                                                                  -------------
                    TOTAL INVESTMENTS IN SECURITIES
                      (COST $51,991,149)*               100.49%   $  51,991,149
                    OTHER ASSETS AND LIABILITIES-NET     -0.49%   $    (252,003)
                                                        ------    -------------
                    NET ASSETS                          100.00%   $  51,739,146
                                                        ======    =============

* Also represents cost for income tax purposes.

                 See Accompanying Notes to Financial Statements

ING
Lexington Money
Market Trust
    PORTFOLIO OF INVESTMENTS as of September 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Beverages -- Non Alcoholic                                               3.86%
Diversified Financial Services                                           6.44%
Diversified Manufacturing                                                2.70%
Finance -- Auto Loans                                                    6.18%
Finance -- Investment Banker/Broker                                      8.69%
Finance -- Other Services                                                1.35%
Government Agency                                                        2.90%
Life/Health Insurance                                                    4.49%
Machinery -- Electrical                                                  4.43%
Medical Wholesale Drug Distributor                                       4.83%
Multi-Line Insurance                                                     4.82%
Multimedia                                                               2.70%
Office Automation & Equipment                                            0.77%
Publishing -- Newspapers                                                 4.83%
S&L/Thrifts -- Central U.S.                                              8.88%
S&L/Thrifts -- Western U.S.                                              4.64%
Special Purpose Entity                                                   7.72%
U.S. Government                                                         20.09%
Repurchase Agreement                                                     0.17%
Other Assets and Liabilities, Net                                       -0.49%
                                                                       ------
NET ASSETS                                                             100.00%
                                                                       ======

                 See Accompanying Notes to Financial Statements

                         SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

A SPECIAL MEETING OF SHAREHOLDERS OF THE ING RETAIL FUNDS (FORMERLY PILGRIM RETAIL FUNDS) AND VARIABLE PRODUCTS WAS HELD FEBRUARY 21, 2002, AT THE OFFICES OF ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ 85258. THIS MEETING WAS ADJOURNED TO MARCH 21, 2002, APRIL 9, 2002 AND THEN TO APRIL 16, 2002 TO PERMIT FURTHER SOLICITATION OF SHAREHOLDERS OF THE ING HIGH YIELD FUND AND ING HIGH YIELD OPPORTUNITY FUND FOR THEIR PROXIES RELATING TO PROPOSAL 3.

A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

                                                         SHARES VOTED
                                                          AGAINST OR      SHARES       BROKER        TOTAL
                                     SHARES VOTED FOR      WITHHELD      ABSTAINED    NON-VOTE    SHARES VOTED
                                     ----------------    ------------    ---------    --------    ------------
3.   To Approve Plans of Reorganization to change only the form of corporate organization of some of the Funds without changing the substance or investment aspects of the Funds.

     ING High Yield Fund                30,470,805           681,592     1,428,486   15,926,366    48,507,249
     ING High Yield Opportunity Fund    14,782,372           435,095       666,959    4,548,255    20,432,681

A SPECIAL MEETING OF SHAREHOLDERS OF THE ING HIGH YIELD FUND WAS HELD MARCH 14,
2002, AT THE OFFICES OF ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE,
AZ 85258. THIS MEETING WAS ADJOURNED UNTIL APRIL 9, 2002 TO PERMIT FURTHER
SOLICITATION OF SHAREHOLDERS FOR THEIR PROXIES.

A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE
OUTLINED BELOW:

1.   To approve an Agreement and Plan of Reorganization (the "Reorganization
     Agreement") by and among High Yield Fund and Pilgrim High Yield Fund II
     ("High Yield Fund II") providing for the merger of High Yield Fund with and into High Yield Fund II, which will be renamed the "ING High Yield
     Opportunity Fund."

     ING High Yield Fund                28,638,517           997,477     1,083,181           --    30,719,175

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     ING High Yield Fund                28,257,626         1,115,751     1,345,798           --    30,719,175

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below:

                                              TERM OF                                     NUMBER OF
                                            OFFICE AND          PRINCIPAL               PORFOLIOS IN            OTHER
                               POSITION(S)   LENGTH OF        OCCUPATION(S)             FUND COMPLEX         DIRECTORSHIPS
     NAME, ADDRESS              HELD WITH      TIME            DURING THE                OVERSEEN BY            HELD BY
        AND AGE                    FUND      SERVED(1)       PAST FIVE YEARS           DIRECTOR/TRUSTEE     DIRECTOR/TRUSTEE
        -------                    ----      ---------       ---------------           ----------------     ----------------
Independent Trustees:

Paul S. Doherty                  Trustee     October      Mr. Doherty is President and       102          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 1999 -       Partner, Doherty, Wallace,                      (February 2002 -
Scottsdale, Arizona 85258                    Present      Pillsbury and Murphy, P.C.,                     Present).
Age: 68                                                   Attorneys (1996 - Present);
                                                          Director, Tambrands, Inc.
                                                          (1993 - 1998); and Trustee
                                                          of each of the funds
                                                          managed by Northstar
                                                          Investment Management
                                                          Corporation (1993 - 1999).

J. Michael Earley                Trustee     February     President and Chief                102          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 2002 -       Executive Officer, Bankers                      (1997 - Present).
Scottsdale, Arizona 85258                    Present      Trust Company, N.A. (1992 -
Age: 57                                                   Present).

R. Barbara Gitenstein            Trustee     February     President, College of New          102          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 2002 -       Jersey (1999 - Present).                        (1997 - Present).
Scottsdale, Arizona 85258                    Present      Formerly, Executive Vice
Age: 54                                                   President and Provost,
                                                          Drake University (1992 -
                                                          1998).

Walter H. May                    Trustee     October      Retired. Formerly, Managing        102          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 1999 -       Director and Director of                        (February 2002 - Present)
Scottsdale, Arizona 85258                    Present      Marketing, Piper Jaffray,                       and Best Prep Charity
Age: 65                                                   Inc.; Trustee of each of the                    (1991 - Present).
                                                          funds managed by
                                                          Northstar Investment
                                                          Management Corporation
                                                          (1996 - 1999).

Jock Patton                      Trustee     August       Private Investor (June 1997 -      102          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 1995 -       Present). Formerly, Director                    (February 2002 - Present);
Scottsdale, Arizona 85258                    Present      and Chief Executive Officer,                    Director, Hypercom, Inc.
Age: 56                                                   Rainbow Multimedia Group,                       (January 1999 - Present);
                                                          Inc. (January 1999 -                            JDA Software Group, Inc.
                                                          December 2001); Director of                     (January 1999 - Present);
                                                          Stuart Entertainment, Inc.;                     Buick of Scottsdale, Inc.
                                                          Director of Artisoft, Inc.                      National Airlines, Inc.;
                                                          (1994 - 1998); President and                    Associates, Inc.; BK
                                                          Co-Owner, StockVal, Inc.                        Entertainment, Inc.; and
                                                          (November 1992 - June                           Arizona Rotorcraft, Inc.
                                                          1997) and Partner and
                                                          Director, Streich, Lang P.A.
                                                          (1972 - 1993).

--------------------------------------------------------------------------------

                                              TERM OF                                     NUMBER OF
                                            OFFICE AND          PRINCIPAL               PORFOLIOS IN            OTHER
                               POSITION(S)   LENGTH OF        OCCUPATION(S)             FUND COMPLEX         DIRECTORSHIPS
     NAME, ADDRESS              HELD WITH      TIME            DURING THE                OVERSEEN BY            HELD BY
        AND AGE                    FUND      SERVED(1)       PAST FIVE YEARS           DIRECTOR/TRUSTEE     DIRECTOR/TRUSTEE
        -------                    ----      ---------       ---------------           ----------------     ----------------
Independent Trustees:
David W.C. Putnam                Trustee     October      President and Director, F.L.       102          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 1999 -       Putnam Securities Company,                      (February 2002 -
Scottsdale, Arizona 85258                    Present      Inc. and its affiliates;                        Present), Anchor
Age: 62                                                   President, Secretary and                        International Bond Trust
                                                          Trustee, The Principled                         (December 2000 -
                                                          Equity Market Fund.                             Present); F.L. Putnam
                                                          Formerly, Director/Trustee,                     Foundation (December 2000
                                                          Trust Realty Corp.; Anchor                      - Present) Progressive
                                                          Investment Trust; Bow Ridge                     Capital Accumulation
                                                          Mining Company and each                         Trust (Augus 1998 -
                                                          of the funds managed by                         Present); Principl Equity
                                                          Northstar Investment                            Market Fund (November
                                                          Management Corporation                          1996 - Present) Mercy
                                                          (1994 - 1999).                                  Endowment Foundation
                                                                                                          (1995 - Presen Director,
                                                                                                          F.L. Putnam Investment
                                                                                                          Management Company
                                                                                                          (December 2001 -
                                                                                                          Present); Asian American
                                                                                                          Bank and Trust Company
                                                                                                          (June 1992 - Present); an
                                                                                                          Notre Dame Health Care
                                                                                                          Center (1991 - Present)
                                                                                                          F.L. Putnam Securities
                                                                                                          Company Inc. (June 1978 -
                                                                                                          Present and an Honorary
                                                                                                          Trustee, Mercy Hospital
                                                                                                          (1973 - Present).

Blaine E. Rieke                  Trustee     February     General Partner, Huntington        102          Director/Trustee, GCG
7337 E. Doubletree Ranch Rd.                 2001 -       Partners (January 1997 -                        Trust (February 2002 -
Scottsdale, Arizona 85258                    Present      Present). Formerly,                             Present) and Morgan Chase
Age: 69                                                   Chairman and Chief                              Trust Co. (January 1998 -
                                                          Executive Officer, Firstar                      Present).
                                                          Trust Company (July 1973 -
                                                          May 1996); Chairman of the
                                                          Board and Trustee of each
                                                          of the funds managed by
                                                          ING Investment
                                                          Management Co. LLC
                                                          (November 1998 - February
                                                          2001).

Roger B. Vincent                 Trustee     February     President, Springwell              102          Trustee, GCG Trust (1994 -
7337 E. Doubletree Ranch Rd.                 2002 -       Corporation (1989 -                             Present); and Director,
Scottsdale, Arizona 85258                    Present      Present). Formerly, Director,                   AmeriGas Propane, Inc.
Age: 57                                                   Tatham Offshore, Inc. (1996                     (1998 - Present).
                                                          - 2000) and Petrolane, Inc.
                                                          (1993 - 1995).

Richard A. Wedemeyer             Trustee     February     Vice President - Finance and       102          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 2001 -       Administration, Channel                         (February 2002 - Present)
Scottsdale, Arizona 85258                    Present      Corporation (1996 -                             and Touchstone Consulting
Age: 66                                                   Present). Formerly, Vice                        Group (1997 - Present).
                                                          President - Finance and
                                                          Administration,
                                                          Performance Advantage,
                                                          Inc., services (1992 - 1996),
                                                          Vice President, Operations
                                                          and Administration, Jim
                                                          Henson Productions (1979 -
                                                          1997); Trustee, First Choice
                                                          Funds (1997 - 2001); and of
                                                          each of the funds managed
                                                          by ING Investment
                                                          Management Co. LLC
                                                          (1998 - 2001).


--------------------------------------------------------------------------------

                                              TERM OF                                     NUMBER OF
                                            OFFICE AND          PRINCIPAL               PORFOLIOS IN            OTHER
                               POSITION(S)   LENGTH OF        OCCUPATION(S)             FUND COMPLEX         DIRECTORSHIPS
     NAME, ADDRESS              HELD WITH      TIME            DURING THE                OVERSEEN BY            HELD BY
        AND AGE                    FUND      SERVED(1)       PAST FIVE YEARS           DIRECTOR/TRUSTEE     DIRECTOR/TRUSTEE
        -------                    ----      ---------       ---------------           ----------------     ----------------
Trustees who are "Interested Persons":

R. Glenn Hilliard(1)             Trustee     February     Chairman and CEO, ING              102          Trustee, GCG Trust
ING Americas                                 2002 -       Americas and Member,                            (February 2002 - Present)
5780 Powers Ferry Road, NW                   Present      Americas Executive                              and Woodruff Arts Center;
Atlanta, GA 30327                                         Committee (1999 - Present).                     Member of the Board of
Age: 59                                                   Formerly, Chairman and                          Directors, Clemson
                                                          CEO, ING North America                          University Foundation,
                                                          (1994 - 1999).                                  the Board of Councilors,
                                                                                                          Carter Center, and the
                                                                                                          High Museum of Art.

Thomas J. McInerney(2)           Trustee     April 2002   Chief Executive Officer, ING       154          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 - Present    U.S. Financial Services                         (February 2002 -
Scottsdale, Arizona 85258                                 (October 2001 - Present);                       Present); Director,
Age: 46                                                   General Manager and Chief                       Ameribest Life Insurance
                                                          Executive Officer, ING U.S.                     Co., Equitable Life
                                                          Worksite Financial Services                     Insurance Co., First
                                                          (December 2000 - Present);                      Columbine Life Insurance
                                                          Member, ING Americas                            Co., Golden American Life
                                                          Executive Committee (2001 -                     Insurance Co., Life
                                                          Present); President, Chief                      Insurance Company of
                                                          Executive Officer and                           Georgia, Midwestern
                                                          Director of Northern Life                       United Life Insurance
                                                          Insurance Company (2001 -                       Co., ReliaSta Life
                                                          Present), ING Aeltus Holding                    Insurance Co., Security
                                                          Company, Inc. (2000 -                           Life of Denver, Security
                                                          Present), ING Retail Holding                    Connecticut Life
                                                          Company (2000 - Present),                       Insurance Co., Southland
                                                          ING Life Insurance and                          Life Insurance Co., USG
                                                          Annuity Company (1997 -                         Annuity and Life Company,
                                                          Present) and ING Retirement                     and United Life and
                                                          Holdings, Inc. (1997 -                          Annuity Insurance Co. Inc
                                                          Present). Formerly, General                     (March 2001 - Present);
                                                          Manager and Chief                               Member of the Board,
                                                          Executive Officer, ING                          National Commission on
                                                          Worksite Division                               Retirement Policy,
                                                          (December 2000 - October                        Governor's Council on
                                                          2001), President, ING-SCI,                      Economic Competitiveness
                                                          Inc. (August 1997 -                             and Technology of
                                                          December 2000); President,                      Connecticut, Connecticut
                                                          Aetna Financial Services                        Business and Industry
                                                          (August 1997 - December                         Association, Bushnell;
                                                          2000); Head of National                         Connecticut Forum; Metro
                                                          Accounts, Core Sales and                        Hartford Chamber of
                                                          Marketing, Aetna U.S.                           Commerce; and is
                                                          Healthcare (April 1996 -                        Chairman, Concerned
                                                          March 1997); Head of                            Citizens for Effective
                                                          Corporate Strategies, Aetna                     Government.
                                                          Inc. (July 1995 - April 1996)
                                                          and has held a variety of
                                                          line and corporate staff
                                                          positions since 1978.

--------------------------------------------------------------------------------

                                              TERM OF                                     NUMBER OF
                                            OFFICE AND          PRINCIPAL               PORFOLIOS IN            OTHER
                               POSITION(S)   LENGTH OF        OCCUPATION(S)             FUND COMPLEX         DIRECTORSHIPS
     NAME, ADDRESS              HELD WITH      TIME            DURING THE                OVERSEEN BY            HELD BY
        AND AGE                    FUND      SERVED(1)       PAST FIVE YEARS           DIRECTOR/TRUSTEE     DIRECTOR/TRUSTEE
        -------                    ----      ---------       ---------------           ----------------     ----------------
Trustees who are "Interested Persons":

John G. Turner(3)              Chairman and  10-29-99 -   President, Turner Investment       102          Trustee, GCG; Director,
7337 E. Doubletree Ranch Rd.   Trustee       Present      Company (January 2002 -                         Hormel Foods Corporation
Scottsdale, Arizona 85258                                 Present). Mr. Turner was                        (March 2000 - Present);
Age: 62                                                   formerly Vice Chairman of                       Shopko Stores, Inc.
                                                          ING Americas (2000 - 2001);                     (August 1999 - Present);
                                                          Chairman and Chief                              and M.A. Mortenson
                                                          Executive Officer of                            Company (March 2002 -
                                                          ReliaStar Financial Corp. and                   Present).
                                                          ReliaStar Life Insurance
                                                          Company (1993 - 2000);
                                                          Chairman of ReliaStar
                                                          United Services Life
                                                          Insurance Company (1995 -
                                                          1998); Chairman of ReliaStar
                                                          Life Insurance Company of
                                                          New York (1995 - 2001);
                                                          Chairman of Northern Life
                                                          Insurance Company (1992 -
                                                          2001); Chairman and
                                                          Director/Trustee of the
                                                          Northstar affiliated
                                                          investment companies (1993
                                                          - 2001) and Director,
                                                          Northstar Investment
                                                          Management Corporation
                                                          and its affiliates (1993 -
                                                          1999).

----------
(1) Mr. Hilliard is an "interested person," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.
(2) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.
(3) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

OFFICERS

Information about the ING Funds' officers are set forth in the table below:

                                                                                                    PRINCIPAL
                                                                  TERM OF OFFICE                  OCCUPATION(S)
      NAME, ADDRESS                 POSITIONS                     AND LENGTH OF                    DURING THE
         AND AGE                  HELD WITH FUND                   SERVICE(1)                   LAST FIVE YEARS
         -------                  --------------                   ----------                   ---------------
Officers:

James M. Hennessy                President, Chief             March 2002 - Present          President and Chief
7337 E. Doubletree Ranch Rd.     Executive Officer and        (for the ING Funds)           Executive Officer, ING
Scottsdale, Arizona 85258        Chief Operating Officer                                    Capital Corporation, LLC,
Age: 53                                                                                     ING Funds Services, LLC, ING
                                 President, Chief             February 2001 - March 2002    Advisors, Inc., ING
                                 Executive Officer and        (for the Pilgrim Funds)       Investments, LLC, Lexington
                                 Chief Operating Officer                                    Funds Distributor, Inc.,
                                                                                            Express America TC, Inc. and
                                 Chief Operating Officer      June 2000 - February 2001     EAMC Liquidation Corp.
                                                              (for the Pilgrim Funds)       (December 2001 - Present);
                                                                                            Executive Vice President and
                                                                                            Chief Operating Officer, ING
                                                                                            Quantitative Management,
                                                                                            Inc. (October 2001 - Present)
                                                                                            and ING Funds Distributor,
                                                                                            LLC (June 2000 - Present).
                                                                                            Formerly, Senior Executive
                                                                                            Vice President (June 2000 -
                                                                                            December 2000) and
                                                                                            Secretary (April 1995 -
                                                                                            December 2000), ING
                                                                                            Capital Corporation, LLC,
                                                                                            ING Funds Services, LLC, ING
                                                                                            Investments, LLC, ING
                                                                                            Advisors, Inc., Express
                                                                                            America TC, Inc. and EAMC
                                                                                            Liquidation Corp.; Executive
                                                                                            Vice President, ING Capital
                                                                                            Corporation, LLC and its
                                                                                            affiliates (May 1998 - June
                                                                                            2000); and Senior Vice
                                                                                            President, ING Capital
                                                                                            Corporation, LLC and its
                                                                                            affiliates (April 1995 - April
                                                                                            1998).

Stanley D. Vyner                 Executive Vice President     March 2002 - Present          Executive Vice President,
7337 E. Doubletree Ranch Rd.                                  (for the ING Funds)           ING Advisors, Inc. and ING
Scottsdale, Arizona 85258                                                                   Investments, LLC (July 2000 -
                                 Executive Vice President     July 1996 - March 2002        Present) and Chief
                                                              (for the international        Investment Officer of the
                                                              portfolios of the             International Portfolios, ING
                                                              Pilgrim Funds)                Investments, LLC (July 1996 -
                                                                                            Present). Formerly, President
                                                                                            and Chief Executive Officer,
                                                                                            ING Investments, LLC
                                                                                            (August 1996 - August
                                                                                            2000).

--------------------------------------------------------------------------------

                                                                                                    PRINCIPAL
                                                                  TERM OF OFFICE                  OCCUPATION(S)
      NAME, ADDRESS                 POSITIONS                     AND LENGTH OF                    DURING THE
         AND AGE                  HELD WITH FUND                   SERVICE(1)                   LAST FIVE YEARS
         -------                  --------------                   ----------                   ---------------
Officers:

Mary Lisanti                     Executive Vice President     March 2002 - Present          Executive Vice President,
7337 E. Doubletree Ranch Rd.                                  (for the ING Funds)           ING Investments, LLC and
Scottsdale, Arizona 85258                                                                   ING Advisors, Inc.
Age: 46                          Executive Vice President     May 1998 - March 2002         (November 1999 - Present)
                                                              (for the domestic equity      and ING Quantitative
                                                              portfolios of the Pilgrim     Management, Inc. (July 2000
                                                              Funds)                        - Present); Chief Investment
                                                                                            Officer of the Domestic
                                                                                            Equity Portfolios, ING
                                                                                            Investments, LLC (November
                                                                                            1999 - Present). Formerly,
                                                                                            Executive Vice President and
                                                                                            Chief Investment Officer for
                                                                                            the Domestic Equity
                                                                                            Portfolios of Northstar
                                                                                            Investment Management
                                                                                            Corporation, whose name
                                                                                            changed to Pilgrim Advisors,
                                                                                            Inc. and subsequently,
                                                                                            became part of ING
                                                                                            Investments, LLC (May 1998
                                                                                            - October 1999); and
                                                                                            Portfolio Manager, Strong
                                                                                            Capital Management (May
                                                                                            1996 - May 1998).

Michael J. Roland                Executive Vice President,    March 2002 - Present          Executive Vice President,
7337 E. Doubletree Ranch Rd.     Assistant Secretary and      (for the ING Funds)           Chief Financial Officer and
Scottsdale, Arizona 85258        Principal Financial Officer                                Treasurer, ING Funds
Age: 44                                                                                     Services, LLC, ING Funds
                                 Senior Vice President and    June 1998 - February 2002     Distributor, LLC, ING
                                 Chief Financial Officer      (for the Pilgrim Funds)       Advisors, Inc., ING
                                                                                            Investments, LLC, ING
                                                                                            Quantitative Management,
                                                                                            Inc., Lexington Funds
                                                                                            Distributor, Inc., Express
                                                                                            America TC, Inc. and EAMC
                                                                                            Liquidation Corp.
                                                                                            (December 2001 - Present).
                                                                                            Formerly, Senior Vice
                                                                                            President, ING Funds
                                                                                            Services, LLC, ING
                                                                                            Investments, LLC and ING
                                                                                            Funds Distributor, LLC (June
                                                                                            1998 - December 2001) and
                                                                                            Chief Financial Officer of
                                                                                            Endeavor Group (April 1997
                                                                                            - June 1998).

Ralph G. Norton III              Senior Vice President        March 2002 - Present          Senior Vice President, ING
7337 E. Doubletree Ranch Rd.                                  (for the ING Funds)           Investment Advisors, Inc.
Scottsdale, Arizona 85258                                                                   and ING Investments, LLC
Age: 43                          Senor Vice President         August 2001 - March 2002      (October 2001 - Present)
                                                              (for the fixed income         and Chief Investment
                                                              portfolios of the Pilgrim     Officer of the Fixed Income
                                                              Funds)                        Portfolios, ING Investments,
                                                                                            LLC (October 2001 -
                                                                                            Present). Formerly, Senior
                                                                                            Market Strategist, Aeltus
                                                                                            Investment Management,
                                                                                            Inc. (January 2001 - August
                                                                                            2001) and Chief Investment
                                                                                            Officer, ING Investments,
                                                                                            LLC (1990 - January 2001).

--------------------------------------------------------------------------------

                                                                                                    PRINCIPAL
                                                                  TERM OF OFFICE                  OCCUPATION(S)
      NAME, ADDRESS                 POSITIONS                     AND LENGTH OF                    DURING THE
         AND AGE                  HELD WITH FUND                   SERVICE(1)                   LAST FIVE YEARS
         -------                  --------------                   ----------                   ---------------
Officers:

Robert S. Naka                   Senior Vice President and    March 2002 - Present          Senior Vice President and
7337 E. Doubletree Ranch Rd.     Assistant Secretary          (for the ING Funds)           Assistant Secretary, ING
Scottsdale, Arizona 85258                                                                   Funds Services, LLC, ING
Age: 39                          Senior Vice President and    November 1999 - March         Funds Distributor, LLC, ING
                                 Assistant Secretary          2002 (for the Pilgrim Funds)  Advisors, Inc., ING Capital
                                                                                            Corporation, LLC, ING
                                 Assistant Secretary          July 1996 - November 1999     Investments, LLC, ING
                                                              (for the Pilgrim Funds)       Quantitative Management,
                                                                                            Inc. (October 2001 - Present)
                                                                                            and Lexington Funds
                                                                                            Distributor, Inc. (December
                                                                                            2001 - Present). Formerly,
                                                                                            Vice President, ING
                                                                                            Investments, LLC (April 1997
                                                                                            - October 1999), ING Funds
                                                                                            Services, LLC (February 1997
                                                                                            - August 1999) and Assistant
                                                                                            Vice President, ING Funds
                                                                                            Services, LLC (August 1995 -
                                                                                            February 1997).

Robyn L. Ichilov                 Vice President and           March 2002 - Present          Vice President, ING Funds
7337 E. Doubletree Ranch Rd.     Treasurer                    (for the ING Funds)           Services, LLC (October 2001 -
Scottsdale, Arizona 85258                                                                   Present) and ING
Age: 35                          Vice President and           May 1998 - March 2002         Investments, LLC (August
                                 Treasurer                    (for the Pilgrim Funds)       1997 - Present); Accounting
                                                                                            Manager, ING Investments,
                                 Vice President               November 1997 - May 1998      LLC (November 1995 -
                                                              (for the Pilgrim Funds)       Present).
Kimberly A. Anderson             Vice President and           March 2002 - Present          Vice President, ING
7337 E. Doubletree Ranch Rd.     Secretary                    (for the ING Funds)           Quantitative Management,
Scottsdale, Arizona 85258                                                                   Inc. (October 2001 -
Age: 38                                                       February 2001 - March 2002    Present); Vice President and
                                                              (for the Pilgrim Funds)       Assistant Secretary, ING
                                                                                            Funds Services, LLC, ING
                                                                                            Funds Distributor, LLC, ING
                                                                                            Advisors, Inc., ING
                                                                                            Investments, LLC (October
                                                                                            2001 - Present) and
                                                                                            Lexington Funds Distributor,
                                                                                            Inc. (December 2001 -
                                                                                            Present). Formerly, Assistant
                                                                                            Vice President, ING Funds
                                                                                            Services, LLC (November
                                                                                            1999 - January 2001) and
                                                                                            has held various other
                                                                                            positions with ING Funds
                                                                                            Services, LLC for more than
                                                                                            the last five years.

Lourdes R. Bernal                Vice President               April 2002 - Present          Vice President, ING
7337 E. Doubletree Ranch Rd.                                  (for the ING Funds)           Investments, LLC (January
Scottsdale, Arizona 85258                                                                   2002 - Present). Formerly,
Age: 32                                                       March 2002 - April 2002       Senior Manager -
                                                              (for certain ING Funds)       Investment Management
                                                                                            Practice,
                                                              February 2002 to present      PricewaterhouseCoopers LLP
                                                              (for the Pilgrim Funds)       (July 2000 - December
                                                                                            2001); Manager,
                                                                                            PricewaterhouseCoopers LLP
                                                                                            (July 1998 - July 2000); and
                                                                                            Manager, Coopers &
                                                                                            Lybrand LLP (July 1996 -
                                                                                            June 1998).

--------------------------------------------------------------------------------

                                                                                                    PRINCIPAL
                                                                  TERM OF OFFICE                  OCCUPATION(S)
      NAME, ADDRESS                 POSITIONS                     AND LENGTH OF                    DURING THE
         AND AGE                  HELD WITH FUND                   SERVICE(1)                   LAST FIVE YEARS
         -------                  --------------                   ----------                   ---------------
Todd Modic                       Assistant Vice President     April 2002 - Present          Director of Financial
7337 E. Doubletree Ranch Rd.                                  (for the ING Funds)           Reporting, ING Investments,
Scottsdale, Arizona 85258                                                                   LLC (March 2001 - Present).
Age: 34                                                       March 2002 - Present          Formerly, Director of
                                                              (for certain ING Funds)       Financial Reporting, Axient
                                                                                            Communications, Inc. (May
                                                              August 2001 - March 2002      2000 - January 2001) and
                                                              (for the Pilgrim Funds)       Director of Finance,
                                                                                            Rural/Metro Corporation
                                                                                            (March 1995 - May 2000).

Maria M. Anderson                Assistant Vice President     April 2002 - Present          Assistant Vice President, ING
7337 E. Doubletree Ranch Rd.                                  (for the ING Funds)           Funds Services, LLC (October
Scottsdale, Arizona 85258                                                                   2001 - Present). Formerly,
Age: 44                                                       March 2002 - April 2002       Manager of Fund
                                                              (for certain ING Funds)       Accounting and Fund
                                                                                            Compliance, ING
                                                              August 2001 - March 2002      Investments, LLC (September
                                                              (for the Pilgrim Funds)       1999 - November 2001);
                                                                                            Section Manager of Fund
                                                                                            Accounting, Stein Roe
                                                                                            Mutual Funds (July 1998 -
                                                                                            August 1999); and Financial
                                                                                            Reporting Analyst, Stein Roe
                                                                                            Mutual Funds (August 1997
                                                                                            - July 1998).

Denis P. Jamison                 Senior Vice President and    March 2002 - Present          Senior Vice President, ING
7337 E. Doubletree Ranch Rd.     Senior Portfolio Manager     (for certain ING Funds)       Investments, LLC (July 2000 -
Scottsdale, Arizona 85258        (GNMA Income Fund,                                         Present). Formerly, Senior
Age: 55                          Money Market Fund and        February 2001 - March 2002    Vice President, Lexington
                                 Lexington Money Market       (for certain Pilgrim Funds)   Management Corporation,
                                 Trust)                                                     which was acquired by ING
                                                                                            Investments, LLC's parent
                                                                                            company in July 2000 (July
                                                                                            1981 - July 2000).

Robert K. Kinsey                 Vice President and           March 2002 - Present          Vice President, ING
7337 E. Doubletree Ranch Rd.     Portfolio Manager            (for certain ING Funds)       Investments, LLC (March
Scottsdale, Arizona 85258        (Strategic Bond Fund)                                      1999 - Present). Formerly,
Age: 44                                                       May 1999 - March 2002         Vice President and the Fixed
                                                              (for certain Pilgrim Funds)   Income Portfolio Manager,
                                                                                            Federated Investors (January
                                                                                            1995 - March 1999); and
                                                                                            Principal and Sub-Adviser,
                                                                                            Harris Investment
                                                                                            Management (July 1992 -
                                                                                            January 1995).

Andy Mitchell                    Vice President and           March 2002 - Present          Vice President, ING
7337 E. Doubletree Ranch Rd.     Co-Portfolio Manager         (for certain ING Funds)       Investments, LLC (July 2000 -
Scottsdale, Arizona 85258        (High Yield Opportunity                                    Present). Formerly, Senior
Age: 39                          Fund)                                                      Credit Analyst, Katonah
                                                                                            Capital (March 2000 - July
                                                                                            2000); Vice President and
                                                                                            Senior High Yield Analyst,
                                                                                            Merrill Lynch Asset
                                                                                            Management (March 1998 -
                                                                                            March 2000); and Assistant
                                                                                            Vice President and Senior
                                                                                            High Yield Analyst, Schroder
                                                                                            Capital Management (March
                                                                                            1994 - March 1998).

--------------------------------------------------------------------------------

                                                                                                    PRINCIPAL
                                                                  TERM OF OFFICE                  OCCUPATION(S)
      NAME, ADDRESS                 POSITIONS                     AND LENGTH OF                    DURING THE
         AND AGE                  HELD WITH FUND                   SERVICE(1)                   LAST FIVE YEARS
         -------                  --------------                   ----------                   ---------------
Officers:

Roseann G. McCarthy              Assistant Vice President     March 2002 - Present          Assistant Vice President, ING
7337 E. Doubletree Ranch Rd.     and Portfolio Manager        (for certain ING Funds)       Investments, LLC (July 2000 -
Scottsdale, Arizona 85258        (GNMA Income Fund,                                         Present). Formerly, Assistant
Age: 34                          Money Market Fund and        July 2000 - March 2002        Vice President, Lexington
                                 Lexington Money Market       (for certain Pilgrim Funds)   Management Corporation,
                                 Trust)                                                     which was acquired by ING
                                                                                            Investments, LLC's parent
                                                                                            company July 2000, (April
                                                                                            1990 - July 2000).

Edwin Schriver                   Senior Vice President and    March 2002 - Present          Senior Vice President
7337 E. Doubletree Ranch Rd.     Senior Portfolio Manager     (for certain ING Funds)       (November 1999 - Present)
Scottsdale, Arizona 85258        (Strategic Bond Fund and                                   and Senior Portfolio
Age: 57                          High Yield Opportunity       October 2000 - March 2002     Manager (October 2001 -
                                 Fund)                        (for certain Pilgrim Funds)   Present), ING Investments,
                                                                                            LLC. Formerly, Senior High
                                                                                            Yield Analyst, Dreyfus
                                                                                            Corporation (April 1998 -
                                                                                            November 1999); and
                                                                                            President, Crescent City
                                                                                            Research (July 1993 - April
                                                                                            1998).

Russ Stiver                      Vice President and           March 2002 - Present          Vice President, ING
7337 E. Doubletree Ranch Rd.     Co-Portfolio Manager         (for certain ING Funds)       Investments, LLC (May 2000
Scottsdale, Arizona 85258        (High Yield Opportunity                                    - Present). Formerly, Acting
Age: 39                          Fund)                        October 2000 - March 2002     Vice President, ING
                                                              (for certain Pilgrim Funds)   Investments, LLC (April 1999
                                                                                            - April 2000) and Portfolio
                                                                                            Manager, Manulife Financial
                                                                                            (November 1996 - April
                                                                                            2000).

ING Funds Distributor, LLC offers the funds listed below. Investors may obtain a copy of a prospectus of any ING Fund by calling ING Funds Distributor, LLC at
(800) 992-0180. Please read the prospectus carefully before investing or sending money.

INTERNATIONAL EQUITY                              DOMESTIC EQUITY VALUE FUNDS
  ING Emerging Countries Fund                       ING Financial Services Fund
  ING International Fund                            ING Large Company Value Fund
  ING International Growth Fund                     ING MagnaCap Fund
  ING International SmallCap Growth Fund            ING Tax Efficient Equity Fund
  ING International Value Fund                      ING Value Opportunity Fund
  ING Precious Metals Fund                          ING SmallCap Value Fund
  ING Russia Fund                                   ING MidCap Value Fund

INTERNATIONAL GLOBAL EQUITY                       DOMESTIC EQUITY AND INCOME FUNDS
  ING Global Technology Fund                        ING Equity and Bond Fund
  ING Global Real Estate Fund                       ING Convertible Fund
  ING Worldwide Growth Fund                         ING Balanced Fund
                                                    ING Growth and Income Fund
DOMESTIC EQUITY FUNDS
  ING Growth Fund                                 FIXED INCOME FUNDS
  ING Growth + Value Fund                           ING Bond Fund
  ING Growth Opportunities Fund                     ING Classic Money Market Fund*
  ING LargeCap Growth Fund                          ING Government Fund
  ING MidCap Opportunities Fund                     ING GNMA Income Fund
  ING Small Company Fund                            ING High Yield Opportunity Fund
  ING SmallCap Opportunities Fund                   ING High Yield Bond Fund
  ING Technology Fund                               ING Intermediate Bond Fund
                                                    ING Lexington Money Market Trust*
DOMESTIC EQUITY INDEX FUNDS                         ING National Tax Exempt Bond Fund
ING Index Plus LargeCap Fund                        ING Money Market Fund*
ING Index Plus MidCap Fund                          ING Aeltus Money Market Fund*
ING Index Plus SmallCap Fund                        ING Strategic Bond Fund
ING Research Enhanced Index Fund
                                                  STRATEGIC ALLOCATION FUNDS
                                                    ING Strategic Allocation Growth Fund
                                                    ING Strategic Allocation Balanced Fund
                                                    ING Strategic Allocation Income Fund

                                                  LOAN PARTICIPATION FUNDS
                                                    ING Prime Rate Trust
                                                    ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
State Street Bank & Trust
801 Pennsylvania Avenue Kansas
City, Missouri 64105

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1670 Broadway, Suite 1000
Denver, Colorado 80202

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, LLC at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

[LION LOGO]
 ING FUNDS                                                  FIABCSAR 0902-112002